--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                      PAGE
                                                                                      ----
ULTRA SERIES FUND

VICE PRESIDENT'S LETTER ...............................................................  2

SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS ...................................  3

FUND PERFORMANCE REVIEWS

    Bond Fund  .......................................................................   4

    High Income Fund  ................................................................   6

    Balanced Fund ....................................................................   8

    Growth and Income Stock Fund .....................................................  10

    Capital Appreciation Stock Fund ..................................................  12

    Mid-Cap Stock Fund ...............................................................  14

    Multi-Cap Growth Stock Fund ......................................................  16

    Global Securities Fund ...........................................................  18

    International Stock Fund  ........................................................  20

PORTFOLIOS OF INVESTMENTS

    Money Market Fund  ...............................................................  22

    Bond Fund  .......................................................................  24

    High Income Fund  ................................................................  28

    Balanced Fund  ...................................................................  37

    Growth and Income Stock Fund  ....................................................  41

    Capital Appreciation Stock Fund ..................................................  43

    Mid-Cap Stock Fund  ..............................................................  45

    Multi-Cap Growth Stock Fund  .....................................................  47

    Global Securities Fund ...........................................................  49

    International Stock Fund  ........................................................  52

FINANCIAL STATEMENTS

    Statements of Assets and Liabilities  ............................................  56

    Statements of Operations .........................................................  58

    Statements of Changes in Net Assets  .............................................  60

    Financial Highlights .............................................................  64

NOTES TO FINANCIAL STATEMENTS ........................................................  69

TRUSTEES AND OFFICERS ................................................................  77

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  2                           LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

    Dear Investor:

    In the six months ended June 30, the major stock indexes gained very slightly and bonds generally fell modestly in price. Both traced an erratic course during the period, however, as investors were buffeted by conflicting news on the economy, national politics and world events.

    Still, an objective appraisal of this six-month period would have to be quite favorable. GDP grew nearly 4% in the first quarter and only slightly slower in the second quarter. Corporate profits advanced at five times that pace with a majority of companies reporting earnings that exceeded investors' already heady expectations. Bonds benefited as interest rates trended down for the first two and one-half months of the period. Rates turned back up suddenly in mid-March, however, as employment and inflation numbers began to show the kinds of increases that would ultimately compel the Federal Reserve to start tightening credit late in June.

    In this environment of strong cross-currents, both bonds and stocks in the U.S. and internationally provided overall returns that were below their long-term averages. And, they were quite erratic, reflecting high energy prices, the changing domestic and international economic situations as well as the din of national and world politics, terrorism, and war. By the close of the period, investors were having a difficult time maintaining a favorable near-term outlook.

    Most of the Ultra Series Funds provided modest, positive returns in this environment, and were generally in line with their representative market and peer averages. Information regarding each fund's returns and the sources of those returns is provided in the body of this report.

    As we look ahead, we share the current concerns of many investors regarding the likelihood of rising interest rates, tightening monetary and fiscal policy, stubbornly high energy prices and a continued distressing national and world political backdrop. But, we believe the current level of investors' concerns may prove to be excessive. We also maintain our favorable long-term expectations for U.S. and international securities, believing strongly that mere population growth, supplemented with technological advance, provides a solid foundation for continued economic growth.

    In this context of some near-term concerns backed by long-term optimism, we encourage long-term investors to maintain and maybe even accelerate their investment accumulation programs in the months immediately ahead. Times like these can be particularly advantageous for patient investors who are willing and able to take such a contrary approach in their investing.

    We thank you for your confidence and trust, and remain committed to your long-term investment success.

    Sincerely,

    /s/ Lawrence R. Halverson

    Lawrence R. Halverson, CFA
    Vice President
    Ultra Series Fund

                      (Not part of the Semiannual Report.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS            3
--------------------------------------------------------------------------------

    U.S. ECONOMY

    The U.S. economy grew strongly in the six months ended June 30, 2004. Corporations continued to purchase new software and equipment, and industrial activity was helped by an increase in export volume fueled by declines in the relative value of the U.S. dollar. Consumer spending grew but lagged slightly late in the period as high prices for gasoline cut into household budgets. Activity in the housing market remained strong despite rising mortgage rates. The labor market was more favorable than it has been in over four years as companies hired new workers in large numbers. Inflation accelerated in the spring but eased in May and June.

    Consumer spending may continue to be constrained by high gasoline prices, but should benefit from improving conditions in the labor market. Corporate profits and profit margins grew throughout the period, which should support further capital spending in the months ahead. High energy prices remain a concern, but the consensus expectation among economists is for the U.S. economy to grow at or above its long-term potential rate of about 3.5% through the second half of the year.

    U.S. STOCKS

    U.S. stocks rose, with the S&P 500 Index up 3.4%. Potential negative effects of rising interest rates on corporate profits were a concern for market participants. Uncertainty about the outcome of the November presidential election and doubts about whether companies could further boost their near-record profit margins also weighed on stocks. Small and mid-sized stocks performed very well versus large stocks in the first quarter of 2004, but the relative performance of smaller and larger stocks evened out in the second quarter. Technology and speculative shares soared in January, continuing a run of out-performance that lasted through most of 2003, but market participants preferred non-cyclical and defensive shares during the remainder of the period.

    U.S. BONDS

    U.S. bonds ended the period almost unchanged, with government bonds modestly out-performing investment-grade corporate bonds. Bonds in general sold off sharply in April when an inflation scare and healthy job growth caused market participants to fear an aggressive campaign of monetary tightening by the U.S. Federal Reserve. As inflation and economic growth moderated in June, market participants began to take the Fed at its word that short-term interest rates would rise at a "measured" pace, and bonds recovered most of the losses they had incurred, even though the Fed did go ahead and raise the benchmark Federal Funds rate 25 basis points to 1.25% on June 30. High-yield corporate bonds out-performed investment-grade bonds, but they did not repeat the rapid gains posted from October, 2002 to December, 2003.

    INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

    Asian economies and stock markets put in another impressive performance, with signs emerging that Japanese consumers are starting to emerge from their decade-long funk. The Chinese government continued to take steps to moderate the nation's economic boom, and by the end of the period it appeared that these efforts were finally gaining at least some traction. European economies did slightly better than expected thanks to export growth that exceeded predictions, but are still lagging well behind the growth rates being posted by other regions. Emerging markets came under pressure in April as surprising election results in India and uneasiness about the prospect of rising interest rates in the U.S. caused market participants to pull back after aggressively purchasing emerging-market equities in 2003.

                      (Not part of the Semiannual Report.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  4                             FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

----------------------------------  B O N D   F U N D  -------------------------

INVESTMENT OBJECTIVE
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT
The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities or other securities which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories. The Bond Fund maintains an intermediate (typically 3-6 year) average portfolio duration. As a general rule, a portfolio consisting of debt, mortgage-related and asset-backed securities experiences a decrease in principal value when interest rates increase. The extent of the decrease in principal value may be affected by the fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective duration" takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, securities with longer durations are more price-sensitive than those with shorter durations. Commonly, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade securities. The fund may invest in the following instruments:

o CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations; and

o U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

To the extent permitted by law and available in the market, the fund will also invest in: 1) asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions or other financial institutions; and 2) foreign government debt securities (securities issued or guaranteed by a foreign government or its agencies or instrumentalities).

During the six-month period ended June 30, 2004, the Bond Fund returned -0.34%, modestly trailing its representative index and a representative index of similar funds.

Bond Fund                                                      -0.34%

Lehman Brothers Intermediate Government/
  Credit Bond Index                                            -0.11%

Lipper Intermediate Investment Grade Debt Funds Index           0.02%

Bonds had a difficult April as market participants were confronted by economic data showing rising inflationary pressures and began to price in an aggressive campaign of monetary tightening by the Fed. Lower-quality and corporate bonds under-performed during the sell-off in fixed income markets that ensued. However, bond markets recovered somewhat as inflationary pressures appeared to ease and market participants found it easier to take the Fed at its word that it planned a "measured" series of hikes in short-term interest rates. For the full period, lower-quality bonds out-performed higher-quality bonds, as they have for more than a year.

The fund performed well on a relative basis during the April sell-off, and its performance improved versus peers and indexes over the last year. The fund benefited from a strategic decision to modestly extend the duration of the portfolio, as management was able to purchase some attractively-valued securities at a time when market participants were attracted to shorter-duration, less interest-rate sensitive bonds.

Management believes that gradually rising short-term interest rates and an end to the long period of out-performance by lower-quality bonds -- its most probable expectation -- would favor the fund's focus on intermediate-duration, higher quality securities. Even in a period of rising interest rates, coupon income and management's investment in new securities as yields grow can offset declines in bond prices, and management believes that the fund should continue to ably perform its role in a diversified portfolio -- providing current income and diversification for riskier investments such as stocks.

Effective June 30, 2004, the Merrill Lynch U.S. Domestic Master Index was adopted as the representative market index of the Ultra Series Bond Fund, replacing the Lehman Brothers Intermediate Government/Credit Bond Index. The Merrill Lynch U.S. Domestic Master Index better represents the overall U.S. bond market and is more consistent with the fund's investment objectives, philosophy and process. Also, management's analysis of the Bond Fund's representative Morningstar peer group (Intermediate Term Bond Funds) shows a higher correlation with the Merrill Lynch U.S. Domestic Master than with the Lehman Brothers Intermediate Government/Credit Bond Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

MEMBERS Capital Advisors' Fixed Income
  Portfolio Management Team -- Advisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                            FUND PERFORMANCE REVIEW                          5
--------------------------------------------------------------------------------

---------------------------------- Bond Fund -----------------------------------

        BOND FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                              [CHART OF BOND FUND]

                                        Merrill Lynch U.S.    Lehman Brothers Intermediate
                  Bond Fund           Domestic Master Index   Government/Credit Bond Index
6/30/1994          $10,000                   $10,000                   $10,000
6/30/1995           11,009                    11,259                    11,037
6/30/1996           11,430                    11,817                    11,590
6/30/1997           12,306                    12,783                    12,427
6/30/1998           13,314                    14,146                    13,488
6/30/1999           13,645                    14,583                    14,053
6/30/2000           14,135                    15,248                    14,647
6/30/2001           15,442                    16,940                    16,264
6/30/2002           16,690                    18,396                    17,592
6/30/2003           18,049                    20,368                    19,499
6/30/2004           17,988                    20,429                    19,485

                                   [END CHART]

          BOND FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

              [PIE CHART OF BOND FUND]

Corporate Notes and Bonds                        30%
Mortgage Backed                                  30%
U.S. Government and Agency Obligations           28%
Asset Backed                                      5%
Cash & Other Net Assets                           3%
Commercial Mortgage Backed                        3%
Private Label Mortgage Backed                     1%

                    [END PIE CHART]

---------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
---------------------------------------------------------------------------------------------------

                                                              One      Three     Five       Ten
                                                              Year     Years     Years     Years
                                                              ----     -----     -----     -----
Bond Fund                                                    -0.34%     5.22%     5.68%     6.05%

Lehman Brothers Intermediate Government/Credit Bond Index    -0.07      6.21      6.76      6.87

Merrill Lynch U.S. Domestic Master Index                      0.30      6.43      6.97      7.40

Lipper Intermediate Investment Grade Debt Funds Index         0.57      6.05      6.54      6.84
---------------------------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  6                         FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

------------------------------ High Income Fund --------------------------------

INVESTMENT OBJECTIVE
The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Massachusetts Financial Services ("MFS") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

The fund may also invest up to 25% of its assets in high-yielding foreign securities, including emerging market securities.

During the six-month period ended June 30, 2004, the High Income Fund returned 0.20%, trailing its representative index and a representative index of similar funds.

High Income Fund                        0.20%

Lehman Brothers High Yield Bond Index   1.36%

Lipper High Yield Fund Index            1.39%

The high-yield bond market began the year with very strong performance as cash flowed rapidly into the sector. Mixed economic reports and a large new issue calendar dampened this enthusiasm in February, and rising interest rates applied further pressure in the second quarter. As interest rates rose during the period, cash flows reversed, and capital flowed out of the high-yield sector. High-yield securities outperformed U.S. Treasuries and investment-grade bonds as the higher coupons provided some protection against rising rates. Rising rates also conspired to impact emerging-market bonds, with an April selloff erasing former gains in that sector.

The fund's underperformance versus its representative market was attributable in part to its avoidance of several volatile sectors of the high-yield market, including textiles and finance companies, which rallied strongly during the period. Several specific holdings also detracted from relative performance, including Dobson Communications, a regional wireless services provider that was hampered by slower-than-expected subscriber growth. Another laggard was bankrupt textile manufacturer WestPoint Stevens, whose financial situation deteriorated further during the period, sending the price of its bonds lower.

The portfolio's relative performance was helped by an underweighted position in utilities and by an overweighting in the securities of media companies. Among the holdings contributing to performance was IMC Global, a provider of nutrients for the agricultural industry and ingredients for the animal feed industry. During the period Cargill Crop Nutrition, whose bonds carried an investment-grade rating, announced its intention to acquire IMC Global, boosting the price of the latter's bonds. Also aiding the portfolio's relative performance was newspaper chain Hollinger International, as proceeds from the ongoing sale of the company continued to support the bonds amid management turmoil.

MEMBERS Capital Advisors' Fixed Income
  Portfolio Management Team -- Advisor
Massachusetts Financial Services -- Subadvisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                            FUND PERFORMANCE REVIEW                          7
--------------------------------------------------------------------------------

------------------------------ High Income Fund --------------------------------

     HIGH INCOME FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

               [CHART OF HIGH INCOME FUND]

                       High          Lehman Brothers High
                    Income Fund       Yield Bond Index
10/31/2000             $10,000             $10,000
 6/30/2001              10,197              10,174
 6/30/2002              10,257               9,807
 6/30/2003              11,756              12,040
 6/30/2004              12,653              13,284

                       [END CHART]

  HIGH INCOME FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

           [PIE CHART OF HIGH INCOME FUND]

Other Sectors                                    34%
Cash and Other Net Assets                        11%
Energy                                           11%
Media                                             8%
Basic Materials                                   7%
Telecommunications                                7%
Communications                                    6%
Industrials                                       6%
Recreation                                        6%
Containers & Packaging                            4%

                    [END PIE CHART]

---------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
---------------------------------------------------------------------------------------------------

                                                              One         Three        Since
                                                              Year        Years      Inception(2)
                                                              ----        -----      ---------
High Income Fund                                              7.63%        7.46%        6.63%

Lehman Brothers High Yield Bond Index                        10.32         9.30         8.05

Lipper High Yield Bond Fund Index                            10.69         7.31         4.82
---------------------------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Returns are from inception, October 31, 2000.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  8                         FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

-------------------------------- Balanced Fund ---------------------------------

INVESTMENT OBJECTIVE
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT
The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

During the six-month period ended June 30, 2004, the Balanced Fund returned 1.80%, in line with the Blended Synthetic Index, a representative index of stocks, bonds, and money-market instruments, and modestly trailing a representative index of similar funds.

Balanced Fund                           1.80%

Blended Synthetic Index                 1.78%

Lipper Balanced Fund Index              2.25%

Performance of the equity portion of the fund's portfolio was helped by stock selection in the consumer discretionary sector, where leisure concern Carnival and retailer Target both rose after recording good operating results, and in the information technology sector, where computer-aided design software provider Autodesk significantly exceeded analysts' expectations for first-quarter earnings. Performance was also helped by an overweight in the energy sector as global capacity for oil and natural gas production remains tight. Performance was hurt by stock selection in the health care sector, as investors preferred pharmaceutical shares with strong current earnings over companies like GlaxoSmithKline, and Bristol-Myers Squibb which appear to represent more attractive long-term values. Performance in the fixed-income portion of the portfolio was hurt by management's focus on higher-quality securities.

Effective June 30, 2004, the Balanced Fund's representative market index will be represented by two separate indexes -- the Russell 1000(R)Index and the Merrill Lynch U.S. Domestic Master Index -- as opposed to a single, fixed blend of the Standard & Poor's 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%), and 90-day U.S. Treasury bills (15%). These indexes will better reflect the types of stocks and bonds typically held by the fund as described in the prospectus. The separate presentation of the two indexes will better reflect the manager's ability to vary the fund's relative weightings in stocks and bonds over time. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

MEMBERS Capital Advisors' Common Stock and Fixed Income
  Portfolio Management Teams -- Advisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                            FUND PERFORMANCE REVIEW                          9
--------------------------------------------------------------------------------

-------------------------------- Balanced Fund ---------------------------------

      BALANCED FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                        [CHART OF BALANCED FUND]

                             Blended         Merrill Lynch U.S.
           Balanced Fund  Synthetic Index  Domestic Master Index  Russell 1000 Index
6/30/1994    $10,000         $10,000             $10,000               $10,000
6/30/1995     11,353          11,647              11,259                12,548
6/30/1996     12,736          13,291              11,817                15,843
6/30/1997     14,787          15,789              12,783                20,954
6/30/1998     17,195          18,559              14,146                27,272
6/30/1999     19,978          20,965              14,583                33,251
6/30/2000     21,373          22,228              15,248                36,326
6/30/2001     20,753          21,841              16,940                30,893
6/30/2002     19,404          20,788              18,396                25,368
6/30/2003     19,889          21,867              20,368                25,611
6/30/2004     22,076          23,762              20,429                30,599

                            [END CHART]

        BALANCED FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

              [PIE CHART OF BALANCED FUND]

Common Stocks                                    62%
U.S.Government and Agency Obligations            12%
Corporate Notes & Bonds                          10%
Mortgage Backed                                  10%
Short-term Investments, Other Investments
 and Other Net Assets and Liabilities             3%
Asset Backed                                      1%
Commercial Mortgage Backed                        1%
Private Label Mortgage Backed                     1%

                    [END PIE CHART]

--------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------------------

                                                One         Three       Five       Ten
                                                Year        Years       Years     Years
                                                ----        -----       -----     -----
Balanced Fund                                  11.00%        2.08%       2.02%     8.24%

Blended Synthetic Index                         8.66         2.85        2.54      9.04

Merrill Lynch U.S. Domestic Master Index        0.30         6.43        6.97      7.40

Russell 1000(R)Index                           19.48        -0.32       -1.65     11.83

Lipper Balanced Fund Index                     12.64         2.53        2.18      8.94
--------------------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  10                          FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

-------------------------- Growth and Income Stock Fund ------------------------

INVESTMENT OBJECTIVE
The Growth and Income Stock Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT
The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES
The Growth and Income Stock Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.

The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors.

During the six-month period ended June 30, 2004, the Growth and Income Stock Fund returned 2.68%, trailing its representative index and a representative index of similar funds.

Growth and Income Stock Fund            2.68%

S&P 500 Index                           3.44%

Lipper Large-Cap Value Fund Index       3.49%

Performance was helped by stock selection in the consumer discretionary sector, as McDonald's and Target both posted improved operating results in a generally favorable environment for consumer spending. Performance was hurt by stock selection in the materials sector, where Alcoa missed analysts' earnings expectations despite strong revenue growth and robust global demand for aluminum. Performance was also hurt by stock selection in the utilities sector, as the Fund's holdings in Ameren, Consolidated Edison, FPL Group, and Progress Energy -- all more conservative, regulated utilities -- under-performed riskier companies in the sector, which out-performed during the period as market participants' perceptions of the risks inherent in these shares eased.

Management continues to favor "blue chip" shares -- stocks of industry leaders with solid track records of earnings growth and healthy balance sheets. Management believes that market participants, lured by the exceptional returns that riskier "deep value" and speculative growth shares provided during 2003, have under-valued a number of these stocks.

Effective June 30, 2004, the Growth & Income Stock Fund's representative market index changed from the Standard & Poor's 500 Index to the Russell 1000(R)Value Index. This Russell 1000(R)Value Index will better reflect the fund's focus on large-cap value stocks as described in the prospectus. Also, mangement's analysis of the fund's representative Morningstar peer group (Large-Cap Value) shows a higher correlation with the Russell 1000(R)Value Index than with the Standard & Poor's 500 Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                             FUND PERFORMANCE REVIEW                        11
--------------------------------------------------------------------------------

-------------------------- Growth and Income Stock Fund ------------------------

GROWTH AND INCOME STOCK FUND COMPARISION OF CHANGE IN VALUE OF $10,000
                         INVESTMENT(1)

              [CHART OF GROWTH AND INCOME STOCK FUND]

              Growth and
             Income Stock                      Russell 1000
                Fund         S&P 500 Index     Value Index
6/30/1994      $10,000          $10,000          $10,000
6/30/1995       11,978           12,603           12,047
6/30/1996       14,643           15,878           15,014
6/30/1997       19,207           21,386           19,996
6/30/1998       24,487           27,834           25,763
6/30/1999       31,026           34,170           29,979
6/30/2000       31,049           36,647           27,305
6/30/2001       27,842           31,217           30,127
6/30/2002       24,450           25,607           27,431
6/30/2003       23,362           25,671           27,150
6/30/2004       27,709           30,577           32,889

                        [END CHART]

GROWTH AND INCOME STOCK FUND DIVERSIFICATION OF INVESTMENTS
                 AMONG MARKET SECTORS

    [PIE CHART OF GROWTH AND INCOME STOCK FUND]

Financials                                          25%
Energy                                              11%
Industrials                                         11%
Information Technology                              11%
Consumer Discretionary                              10%
Consumer Staples                                     9%
Health Care                                          8%
Telecommunication Services                           5%
Materials                                            4%
Cash and Other Net Assets                            3%
Utilities                                            3%

                    [END PIE CHART]

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                       One         Three       Five        Ten
                                       Year        Years       Years      Years
                                       ----        -----       -----      -----
Growth and Income Stock Fund           18.61%      -0.16%      -2.24%     10.73%

S&P 500 Index                          19.11       -0.69       -2.20      11.83

Russell 1000(R)Value Index             21.13        2.96        1.87      12.64

Lipper Large-Cap Value Fund Index      19.61        0.32       -0.25      10.79
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  12                          FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

------------------------ Capital Appreciation Stock Fund -----------------------

INVESTMENT OBJECTIVE
The Capital Appreciation Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES
The Capital Appreciation Stock Fund invests primarily in common stocks and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have both low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "core" or "blend" approach. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries, but may often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

During the six-month period ended June 30, 2004, the Capital Appreciation Stock Fund returned 2.26%, trailing its representative index and a representative index of similar funds.

Capital Appreciation Stock Fund         2.26%

S&P SuperComposite 1500 Index           3.91%

Lipper Multi-Cap Core Fund Index        4.05%

Performance was helped by stock selection in the industrials sector, where FedEx posted impressive profit and revenue growth on an upswing in global air freight volume, and in the information technology sector, where computer-aided design software provider Autodesk significantly exceeded analysts' expectations for first-quarter 2004 earnings. Performance was hurt by stock selection in the consumer discretionary sector, where cable and media concern Cox Communications declined on investors' concerns about the growing competitiveness of DSL and satellite as an alternative to cable-based services, and Tiffany shares fell after performing well in 2003. In the financials sector, the Bank of New York under-performed despite recording solid earnings in the period.

The fund experienced strong relative performance in the second quarter of 2004, and management is continuing to tighten its risk-management parameters in an effort to reduce the likelihood of performance shortfalls in challenging economic and market environments.

Effective June 30, 2004, the Capital Appreciation Stock Fund's representative market index changed from the Standard & Poor's SuperComposite 1500 Index to the Russell 1000(R)Index. This Russell 1000(R)Index will reflect the fund's use of primarily large-cap and some mid-cap stocks as described in the prospectus. Also, management's analysis of the fund's representative Morningstar peer group (Large-Cap Blend) shows a higher correlation with the Russell 1000(R)Index than with the Standard & Poor's SuperComposite 1500 Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                          FUND PERFORMANCE REVIEW                           13
--------------------------------------------------------------------------------

------------------------ Capital Appreciation Stock Fund -----------------------

CAPITAL APPRECIATION STOCK FUND COMPARISION OF CHANGE IN VALUE OF $10,000
                          INVESTMENT(1)

              [CHART OF CAPITAL APPRECIATION STOCK FUND]

              Capital
            Appreciation   S&P SuperComposite   Russell 1000
             Stock Fund        1500 Index           Index
6/30/1994      $10,000          $10,000            $10,000
6/30/1995       12,213           12,451             12,548
6/30/1996       15,020           15,619             15,843
6/30/1997       19,051           20,762             20,954
6/30/1998       24,850           26,876             27,272
6/30/1999       29,789           32,618             33,251
6/30/2000       34,146           35,257             36,326
6/30/2001       33,720           30,758             30,893
6/30/2002       23,914           25,687             25,368
6/30/2003       24,149           25,697             25,611
6/30/2004       28,389           30,931             30,599

                       [END CHART]

CAPITAL APPRECIATION STOCK FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET
                           SECTORS

     [PIE CHART OF CAPITAL APPRECIATION STOCK FUND]

Information Technology                              18%
Financials                                          17%
Health Care                                         13%
Consumer Discretionary                              12%
Industrials                                         12%
Consumer Staples                                    10%
Energy                                               8%
Telecommunication Services                           3%
Materials                                            2%
Cash and Other Net Assets                            4%
Utilities                                            1%

                    [END PIE CHART]

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                        One        Three       Five        Ten
                                        Year       Years       Years      Years
                                        ----       -----       -----      -----
Capital Appreciation Stock Fund         17.56%     -5.57%      -0.96%     11.00%

S&P SuperComposite 1500 Index           20.38       0.19       -1.06      11.95

Russell 1000(R)Index                    19.48      -0.32       -1.65      11.83

Lipper Multi-Cap Core Fund Index        20.71       0.19        0.14      10.61
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  14                         FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

------------------------------ Mid-Cap Stock Fund ------------------------------

INVESTMENT OBJECTIVE
The Mid-Cap Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors' uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.

PRINCIPAL INVESTMENT STRATEGIES
The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $12 billion, but more than $2 billion, at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has either grown beyond $12 billion, or fallen below $2 billion, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range (within the ranges noted above) that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

During the six-month period ended June 30, 2004, the Mid-Cap Stock Fund returned 6.96%, out-performing its representative index, but under-performing a representative index of similar funds.

Mid-Cap Stock Fund                      6.96%

S&P MidCap 400 Index                    6.09%

Lipper Mid-Cap Value Fund Index         7.92%

Performance was helped by stock selection in the financials sector, where Bear Stearns recorded strong earnings as its fixed-income division continued to generate growth and insurer Safeco performed well. In the health care sector, medical device-maker Apogent earned record profits and biotechnology concern Idexx Pharmaceuticals out-performed its sector as investors preferred biotech firms with steady results over more speculative companies. Performance was hurt by stock selection in the consumer discretionary sector, where natural-foods provider Hain Celestials fell after posting disappointing first-quarter earnings due to rising costs.

The fund performed well versus its representative market during the period, but it did under-perform its peers. Shares of financially distressed companies -- so-called "deep value" stocks -- tended to be the strongest mid-cap performers during the period as these companies were able to take advantage of higher-than-expected earnings and an exceptionally low cost of capital to refinance, restructure, and shore up their balance sheets. The fund's investment discipline tends to avoid the riskiest shares in the mid-cap universe, which can lead to periods of under-performance versus its peer funds, many of which devote a significant portion of their portfolios to such stocks.

Effective June 30, 2004, the Mid-Cap Stock Fund's representative market index changed from the Standard & Poor's MidCap 400 Index to the Russell Midcap(R)Value Index. This index will better reflect the fund's focus on mid-cap value stocks as described in the prospectus. Also, management's analysis of the fund's representative Morningstar peer group (Mid-Cap Value) shows a higher correlation with the Russell Midcap(R)Value Index than with the Standard & Poor's MidCap 400 Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
Wellington Management Company, LLP -- Subadvisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                            FUND PERFORMANCE REVIEW                         15
--------------------------------------------------------------------------------

------------------------------ Mid-Cap Stock Fund ------------------------------

   MID-CAP STOCK FUND COMPARISION OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

              [CHART OF MID-CAP STOCK FUND]

               Mid-Cap Stock        S&P MidCap       Russell MidCap
                   Fund              400 Index         Value Index
 5/1/1999         $10,000            $10,000            $10,000
6/30/2000          10,470             10,416             10,156
6/30/2001          12,114             12,182              9,353
6/30/2002          15,216             13,264             11,591
6/30/2003          15,145             12,638             11,814
6/30/2004          14,398             12,547             11,739
                   18,141             16,058             15,356

                      [END CHART]

MID-CAP STOCK FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

             [PIE CHART OF MID-CAP STOCK FUND]

Financials                                           22%
Consumer Discretionary                               16%
Industrials                                          15%
Information Technology                               10%
Energy                                                8%
Utilities                                             7%
Health Care                                           6%
Materials                                             6%
Consumer Staples                                      5%
Cash and Other Assets                                 4%
Telecommunication Services                            1%

                    [END PIE CHART]

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                       One       Three      Five       Since
                                       Year      Years      Years   Inception(2)
                                       ----      -----      -----   ---------
Mid-Cap Stock Fund                    26.00%      6.04%     11.62%    12.22%

S&P MidCap 400 Index                  27.99       6.58       9.05      9.59

Russell Midcap(R)Value Index          30.81       9.83       8.62      4.57

Lipper Mid-Cap Value Fund Index       31.51       8.80       9.33      9.71
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Returns are from inception, May 1, 1999.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  16                         FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

-------------------------- Multi-Cap Growth Stock Fund -------------------------

INVESTMENT OBJECTIVE
The Multi-Cap Growth Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES
The Multi-Cap Growth Stock Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadvisor, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% and 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in small capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

o major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

o early in their life cycle, but have the potential to become much larger enterprises.

During the six-month period ended June 30, 2004, the Multi-Cap Growth Stock Fund returned 9.55%, significantly out-performing its representative index and a representative index of similar funds.

Multi-Cap Growth Stock Fund             9.55%

Russell 3000 Growth Index               2.96%

Lipper Large-Cap Growth Fund Index      2.18%

The fund out-performed its benchmark for the period on strong performance from several holdings. Research in Motion is rapidly establishing a leadership position in email message forwarding. Shares of Research in Motion rose sharply in recognition of continued strong growth in subscribers, better-than-expected earnings, and elevated guidance. Additionally, the stock price of Corning, a manufacturer of LCD glass for flat-panel screens and fiberoptic cable, rose as the company gained market share in LCD glass and large telecommunications concerns contemplated utilizing fiber to upgrade their networks. Yahoo! and eBay appreciated on favorable trends for spending on and over the internet. Countrywide Financial's successful efforts to gain market share and diversify its revenue stream spurred its shares' outperformance during a period of rising interest rates.

These results were partially offset by the lagging performance of a few stocks in the health care sector: Guidant shares fell after the company announced that manufacturing challenges will delay its new cardiovascular stent program for six to eight months, while Forest Laboratories retraced gains made early on in the period on speculation that sales of selective serotonin reuptake inhibitors (SSRIs) could be slowing, and Watson Pharmaceuticals disappointed on weak revenues. Chip-maker Xilinx fell on concerns among some market participants that semiconductor sales were at or near a cyclical peak. At the end of the period, the fund continued to hold these stocks, believing that their solid fundamentals and attractive valuations should ultimately combine to offset recent concerns.

Going forward, management expects to see moderating, but sustainable, economic growth. Though we may have also reached a peak in corporate profits, corporations are generally flush with cash and business spending trends are encouraging. With the Fed likely to take a measured pace to tightening monetary policy, we hope to see increases in capital spending and further inventory-building. The materialization of these trends should benefit the fund's portfolio, since it is predominately comprised of competitively-advantaged, market-share leaders that are likely to further differentiate themselves from competitors in an environment of increased spending.

MEMBERS Capital Advisors' Common Stock
  Management Team -- Advisor
Wellington Management Company, LLP -- Subadvisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                            FUND PERFORMANCE REVIEW                         17
--------------------------------------------------------------------------------

-------------------------- Multi-Cap Growth Stock Fund -------------------------

MULTI-CAP GROWTH STOCK FUND COMPARISION OF CHANGE IN VALUE OF $10,000
                            INVESTMENT(1)

 [CHART OF MULTI-CAP GROWTH STOCK FUND]

            Multi-Cap Growth   Russell 3000
             Stock Fund        Growth Index
10/31/2000      $10,000           $10,000
 6/30/2001        7,081             7,187
 6/30/2002        4,941             5,291
 6/30/2003        5,375             5,439
 6/30/2004        6,834             6,462

             [END CHART]

MULTI-CAP GROWTH STOCK FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

       [PIE CHART OF MULTI-CAP GROWTH STOCK FUND]

Information Technology                              39%
Health Care                                         20%
Consumer Services                                   16%
Financials                                          10%
Other Sectors                                       10%
Consumer Discretionary                               5%
Cash and Other Net Assets                            1%

                    [END PIE CHART]

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                          One          Three          Since
                                          Year         Years       Inception(2)
                                          ----         -----       ---------
Multi-Cap Growth Stock Fund              27.15%         -1.17%        -9.86%

Russell 3000 Growth Index                18.82          -3.48        -11.23

Lipper Multi-Cap Growth Fund Index       22.49          -4.44        -11.41
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Returns are from inception, October 31, 2000.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  18                          FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

--------------------------- Global Securities Fund -----------------------------

INVESTMENT OBJECTIVE
The Global Securities Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Oppenheimer Funds, Inc. is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

In selecting securities for the fund, the advisor looks primarily for foreign and U.S. companies with high growth potential. The advisor uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The advisor considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.

During the six-month period ended June 30, 2004, the Global Securities Fund returned 3.34%, modestly under-performing its representative index, but modestly out-performing a representative index of similar funds.

Global Securities Fund                  3.34%

MSCI World Index                        3.79%

Lipper Global Fund Index                3.20%

During the period, the fund benefited from its positions in Japanese financials. In the spring of 2004, the Japanese Central Bank sought to stimulate the economy by investing in a prominent Japanese bank, thereby encouraging it to increase lending, a trend other Japanese banks soon followed. Japanese banks have also become more proactive about getting bad debt off their books, which has improved profitability. Management was somewhat surprised by how quickly the Japanese banks and their stocks recovered, and significantly reduced the fund's exposure to the sector toward the end of the reporting period.

Performance was hurt by weakness in the portfolio's largest holding, Vodafone Group PLC. Management continues to believe that Vodafone, a leading maker of wireless equipment, is ahead of its peers in rolling out next-generation wireless capabilities and is well-positioned to benefit from Europe's rising demand for high-speed data. The fund's overweight in pharmaceuticals also hurt performance because of concerns about the flow of new drugs to market, a key element of success for the sector. Although management is concerned about this trend, it feels that negative news is largely priced into many of the stocks and that the market may have underestimated the surge in demand for drugs that an aging population throughout the developed world will generate.

Management continues to invest with a focus on companies poised to benefit from long-term trends in mass affluence, technological development, corporate restructuring, and demographics, and hopes to build on its record of providing significant capital appreciation for the fund's investors.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
Oppenheimer Funds, Inc. -- Subadvisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                           FUND PERFORMANCE REVIEW                          19
--------------------------------------------------------------------------------

--------------------------- Global Securities Fund -----------------------------

GLOBAL SECURITIES FUND COMPARISION OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

         [CHART OF GLOBAL SECURITIES FUND]

            Global Securities      Morgan Stanley
                 Fund               World Index
10/31/2000     $10,000                 $10,000
 6/30/2001       9,237                   8,559
 6/30/2002       8,311                   7,285
 6/30/2003       7,790                   7,147
 6/30/2004      10,229                   8,902

                 [END CHART]

  GLOBAL SECURITIES FUND GEOGRAPHICAL DIVERSIFICATION OF INVESTMENTS

           [PIE CHART OF GLOBAL SECURITIES FUND]

United States                                       38%
Europe{excluding United Kingdom}                    20%
United Kingdom                                      14%
Japan                                                9%
Latin America                                        6%
Pacific Basin                                        6%
Cash and Other Net Assets                            4%
Other Countries                                      3%
Canada                                               2%

                    [END PIE CHART]

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                          One          Three          Since
                                          Year         Years       Inception(2)
                                          ----         -----       ---------
Global Securities Fund                   31.30%         3.46%         0.62%

MSCI World Index                         24.57          1.32         -3.12

Lipper Global Fund Index                 24.14          1.03         -2.70
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Returns are from inception, October 31, 2000.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  20                          FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

---------------------------- International Stock Fund --------------------------

INVESTMENT OBJECTIVE
The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

During the six-month period ended June 30, 2004, the International Stock Fund returned 2.81%, under-performing its representative index and a representative index of similar funds.

International Stock Fund                2.81%

MSCI EAFE Index                         4.86%

Lipper International Fund Index         3.86%

Performance was helped by the fund's allocation to small-cap developed-markets stocks, which was the best-performing asset class among international equities. Performance was hurt by the portfolio's overweight in European stocks, which under-performed Asia/Pacific stocks during the period, and by stock selection in the telecommunications and energy sectors, where Nokia, Vodafone, ENI, and Royal Dutch Petroleum under-performed. Performance was also hurt by the fund's allocation to emerging-markets stocks, which under-performed developed-markets stocks during the period as fears about rising interest rates and oil prices ended a run of out-performance for emerging equities.

Management believes that the sell-off in emerging-markets stocks provided some promising buying opportunities, and continues to see international stocks as attractively valued. For investors with sufficient risk tolerance and a long time horizon, the fund should continue to offer the diversification benefits historically provided by international stocks.

MEMBERS Capital Advisors' Common Stock
  Portfolio Management Team -- Advisor
Lazard Asset Management -- Subadvisor

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                         FUND PERFORMANCE REVIEW                            21
--------------------------------------------------------------------------------

------------------------ International Stock Fund ------------------------------

INTERNATIONAL STOCK FUND COMPARISION OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

  [PIE CHART OF INTERNATIONAL STOCK FUND]

             International      MSCI EAFE
              Stock Fund          Index
10/31/2000     $10,000           $10,000
 6/30/2001       8,766             8,535
 6/30/2002       8,235             7,757
 6/30/2003       8,013             7,287
 6/30/2004      10,045             9,681

                 [END CHART]

INTERNATIONAL STOCK FUND GEOGRAPHICAL DIVERSIFICATION OF INVESTMENTS

       [PIE CHART OF INTERNATIONAL STOCK FUND]

Europe {excluding United Kingdom}                   43%
United Kingdom                                      21%
Japan                                               14%
Pacific Basin                                        9%
Latin America                                        5%
Cash and Other Net Assets                            4%
Africa                                               2%
Other Countries                                      2%

                    [END PIE CHART]

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2004
--------------------------------------------------------------------------------
                                          One          Three          Since
                                          Year         Years       Inception(2)
                                          ----         -----       ---------
International Stock Fund                 25.35%         4.64%         0.12%

MSCI EAFE Index                          32.85          4.25         -0.88

Lipper International Fund Index          29.36          3.93         -0.67
--------------------------------------------------------------------------------

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Returns are from inception, October 31, 2000.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  22       MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
COMMERCIAL PAPER (A) - 46.55%

                CHEMICALS - 4.88%
$  6,500,000    E.I. du Pont de Nemours and Co.
                1.030%, due 07/12/04 ...........................      $   6,497,954
                                                                      -------------
                CONSUMER STAPLES - 6.38%
   2,000,000    PepsiCo, Inc.
                1.250%, due 07/13/04 ...........................          1,999,166
   4,000,000    Proctor & Gamble
                1.150%, due 07/20/04 ...........................          3,997,572
   2,500,000    Proctor & Gamble
                1.280%, due 08/02/04 ...........................          2,497,156
                                                                      -------------
                                                                          8,493,894
                                                                      -------------
                FINANCE - 29.59%
   2,500,000    American General Finance Corp.
                1.180%, due 07/13/04 ...........................          2,499,017
   2,497,000    CIT Group, Inc.
                1.200%, due 07/15/04 ...........................          2,495,835
   4,200,000    CXC, Inc. (C)
                1.300%, due 08/18/04 ...........................          4,192,720
   5,000,000    Fountain Square Commercial Funding
                1.340%, due 08/23/04 ...........................          4,990,136
   3,000,000    General Electric Capital Corp.
                1.260%, due 07/26/04 ...........................          2,997,375
   2,000,000    Greyhawk Funding LLC
                1.150%, due 07/06/04 ...........................          1,999,681
   1,500,000    Greyhawk Funding LLC
                1.100%, due 07/08/04 ...........................          1,499,679
   3,000,000    Greyhawk Funding LLC
                1.220%, due 07/19/04 ...........................          2,998,170
   3,000,000    Household Finance Corp.
                1.200%, due 07/19/04 ...........................          2,998,200
   1,000,000    Moat Funding LLC
                1.350%, due 07/19/04 ...........................            999,325
   5,000,000    Morgan Stanley Dean Witter & Co.
                1.230%, due 07/01/04 ...........................          5,000,000
   1,363,000    Nestle Finance France S.A.
                1.000%, due 07/01/04 ...........................          1,363,000
   1,000,000    Perry Global Funding LLC
                1.110%, due 07/12/04 ...........................            999,661
   2,187,000    Thames Asset Global Securitization, Inc.
                1.300%, due 07/16/04 ...........................          2,185,815
   2,176,000    Three Rivers Funding
                1.250%, due 07/26/04 ...........................          2,174,111
                                                                      -------------
                                                                         39,392,725
                                                                      -------------
                HEALTH CARE - 0.82%
   1,100,000    Pfizer, Inc.
                1.160%, due 07/30/04 ...........................          1,098,972
                                                                      -------------
                RETAIL - 4.88%
   6,500,000    Wal-Mart Stores, Inc.
                1.020%, due 07/06/04 ...........................          6,499,079
                                                                      -------------
                TOTAL COMMERCIAL PAPER ..........................        61,982,624
                                                                      -------------
                ( Cost $61,982,624 )

CORPORATE NOTES AND BONDS - 21.80%
                CONSUMER STAPLES - 1.36%
   1,800,000    PepsiCo, Inc.
                4.500%, due 09/15/04 ...........................          1,812,147
                                                                      -------------
                FINANCE - 19.31%
   5,000,000    American Express Credit Corp.(G)
                1.200%, due 07/05/04 ...........................          5,000,000
   4,200,000    American Honda Finance Corp.(C)(G)
                1.360%, due 09/10/04 ...........................          4,200,000
   4,500,000    Bank of America Corp.(G)
                1.430%, due 07/22/04 ...........................          4,509,900
   5,200,000    Bayerische Landesbank(G)
                1.281%, due 07/26/04 ...........................          5,200,000
   2,500,000    CIT Group, Inc.(G)
                1.510%, due 08/16/04 ...........................          2,503,579
   2,778,000    Merrill Lynch & Co., Inc.
                6.550%, due 08/01/04 ...........................          2,790,295
   1,500,000    Morgan Stanley Dean Witter & Co.(G)
                1.749%, due 09/13/04 ...........................          1,502,277
                                                                      -------------
                                                                         25,706,051
                                                                      -------------
                HEALTH CARE - 1.13%
   1,500,000    Pfizer, Inc.
                3.625%, due 11/01/04 ...........................          1,511,820
                                                                      -------------
                TOTAL CORPORATE NOTES AND BONDS ................         29,030,018
                                                                      -------------
               ( Cost $29,030,018 )

U.S.GOVERNMENT AND AGENCY OBLIGATIONS - 24.36%

                FEDERAL FARM CREDIT BANK - 7.33%
   4,000,000    1.080%, due 07/22/04 ...........................          4,000,000
   1,786,000    1.090%, due 09/27/04(A) ........................          1,781,241
   4,000,000    1.330%, due 01/05/05(A) ........................          3,972,218
                                                                      -------------
                                                                          9,753,459
                                                                      -------------
                FEDERAL HOME LOAN BANK - 2.63%
   3,500,000    1.305%, due 04/22/05 ...........................          3,500,000
                                                                      -------------
                FEDERAL HOME LOAN MORTGAGE CORP.(A) - 1.28%
   1,700,000    1.060%, due 07/20/04 ...........................          1,699,049
                                                                      -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.77%
   5,000,000    3.500%, due 09/15/04 ...........................          5,024,527
                                                                      -------------
                STUDENT LOAN MARKETING ASSOCIATION (G) - 1.50%
   2,000,000    1.441%, due 07/07/04 ...........................          2,000,000
                                                                      -------------
                U.S.TREASURY BILL (A) - 3.74%
   5,000,000    1.080%, due 10/14/04 ...........................          4,984,250
                                                                      -------------
                U.S.TREASURY STRIPS (A) - 4.11%
   2,000,000    1.030%, due 08/15/04 ...........................          1,997,461
   3,500,000    1.420%, due 02/15/05 ...........................          3,469,220
                                                                      -------------
                                                                          5,466,681
                                                                      -------------
                TOTAL U.S.GOVERNMENT AND AGENCY
                OBLIGATIONS ....................................         32,427,966
                                                                      -------------
               ( Cost $32,427,966 )

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)    23
--------------------------------------------------------------------------------

                                                                           Value
Share                                                                    (Note 2)
-----                                                                    --------

INVESTMENT COMPANIES - 7.12%
   5,010,073    One Group Institutional Prime Money
                Market Fund ..................................        $   5,010,073
   4,472,016    SSgA Prime Money Market Fund .................            4,472,016
                                                                      -------------
                Total Investment Companies ...................            9,482,089
                                                                      -------------
                ( Cost $9,482,089 )
TOTAL INVESTMENTS  - 99.83% ....................................        132,922,697
                                                                      -------------
( Cost $132,922,697** )
NET OTHER ASSETS AND LIABILITIES - 0.17% ......................            223,611
                                                                      -------------
TOTAL NET ASSETS  - 100.00% ....................................      $ 133,146,308
                                                                      =============

------------------------------
 **  Aggregate cost for federal income tax purposes was $132,922,697.
(A)  Rate noted represents annualized yield at time of purchase.
(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G)  Floating rate or variable rate notes.

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  24            BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            Value
Par Value                                                                 (Note 2)
---------                                                                 --------
ASSET BACKED - 4.47%
$  3,388,820    ABSC Long Beach Home Equity Loan Trust,
                Series 2000-LB1, Class AF5
                8.050%, due 09/21/30 ...........................      $   3,594,007
   3,000,000    ABSC Manufactured Housing Contract,
                Series 2004-OK1, Class A4 (C)
                5.019%, due 04/16/30 ...........................          2,363,400
   2,100,000    Ameriquest Mortgage Co.,
                Series 2004-FR1, Class M2
                5.207%, due 05/25/34 ...........................          2,019,615
   3,300,000    Countrywide Asset-Backed Certificates,
                Series 2003-S1, Class A4
                5.009%, due 12/25/32 ...........................          3,329,424
   2,000,000    GMAC Home Equity Loan Trust,
                Series 2004-HE2, Class M1
                3.950%, due 10/25/33 ...........................          1,923,634
   2,647,167    Green Tree Financial Corp.,
                Series 1996-1, Class M1
                7.000%, due 03/15/27 ...........................          2,541,280
   2,300,000    Green Tree Home Equity Loan Trust,
                Series 1999-A, Class B1
                8.970%, due 11/15/27 ...........................          2,529,646
   3,500,000    New Century Home Equity Loan Trust,
                Series 2003-5, Class AI5
                5.500%, due 11/25/33 ...........................          3,493,628
   2,000,000    Residential Asset Mortgage Products, Inc.,
                Series 2003-RS9, Class AI5
                4.990%, due 03/25/31 ...........................          2,018,941
                                                                      -------------
                TOTAL ASSET BACKED .............................         23,813,575
                                                                      -------------
                ( Cost $24,023,960 )

COMMERCIAL MORTGAGE BACKED - 2.68%
   3,000,000    Greenwich Capital Commercial Funding Corp.,
                Series 2004-GG1, Class A7
                5.317%, due 06/10/36 ...........................          2,995,315
   4,275,289    Morgan Stanley Capital I, Inc.,
                Series 1999-CAM1, Class A3
                6.920%, due 03/15/32 ...........................          4,560,403
   7,000,000    Morgan Stanley Capital I, Inc.,
                Series 2004-TP13, Class A3
                4.390%, due 09/13/45 ...........................          6,689,641
                                                                      -------------
               TOTAL COMMERCIAL MORTGAGE BACKED ................         14,245,359
                                                                      -------------
               ( Cost $14,532,429 )

PRIVATE LABEL MORTGAGE BACKED - 1.15%
   6,061,130    Countrywide Alternative Loan Trust,
                Series 2002-5, Class A10
                6.750%, due 06/25/32 ...........................          6,130,615
                                                                      -------------
                TOTAL PRIVATE LABEL MORTGAGE BACKED ............          6,130,615
                                                                      -------------
                ( Cost $6,153,938 )

CORPORATE NOTES AND BONDS - 30.29%
                 CABLE - 1.58%
   2,500,000     Comcast Cable Communications, Inc.
                 6.875%, due 06/15/09 ..........................          2,728,125
   3,200,000     Comcast Corp.
                 5.300%, due 01/15/14 ..........................          3,080,253
   2,500,000     Cox Communications, Inc.
                 6.875%, due 06/15/05 ..........................          2,590,292
                                                                      -------------
                                                                          8,398,670
                                                                      -------------
                 CAPITAL GOODS - 0.48%
   2,500,000     United Technologies Corp.
                 6.625%, due 11/15/04 ..........................          2,541,760
                                                                      -------------
                 COMMUNICATION SERVICES - 0.73%
   4,000,000     Clear Channel Communications, Inc.
                 4.250%, due 05/15/09 ..........................          3,903,940
                                                                      -------------
                 CONSUMER DISCRETIONARY - 0.43%
   2,300,000     Carnival Corp.
                 3.750%, due 11/15/07 ..........................          2,273,985
                                                                      -------------
                 CONSUMER STAPLES - 0.73%
   1,250,000     Coca-Cola Enterprises, Inc.
                 4.375%, due 09/15/09 ..........................          1,252,434
   2,700,000     Safeway, Inc.
                 4.125%, due 11/01/08 ..........................          2,642,870
                                                                      -------------
                                                                          3,895,304
                                                                      -------------
                 ENERGY - 3.36%
   1,000,000     Centerpoint Energy, Inc.
                 7.875%, due 04/01/13 ..........................          1,118,908
   2,500,000     ConocoPhillips
                 8.500%, due 05/25/05 ..........................          2,628,383
   2,000,000     ConocoPhillips
                 5.900%, due 10/15/32 ..........................          1,933,142
   2,500,000     Occidental Petroleum Corp.
                 5.875%, due 01/15/07 ..........................          2,635,110
   2,000,000     Pemex Project Funding Master Trust
                 7.375%, due 12/15/14 ..........................          2,040,000
   3,000,000     Texaco Capital, Inc.
                 5.700%, due 12/01/08 ..........................          3,072,744
   4,000,000     Valero Energy Corp.
                 7.500%, due 04/15/32 ..........................          4,449,504
                                                                      -------------
                                                                         17,877,791
                                                                      -------------
                 FINANCE - 8.52%
   2,700,000     AIG SunAmerica Global Financing XII(C)
                 5.300%, due 05/30/07 ..........................          2,822,755
   2,500,000     American Association of Retired Persons(C)
                 7.500%, due 05/01/31 ..........................          2,828,985
   2,500,000     American General Finance Corp.
                 4.625%, due 09/01/10 ..........................          2,468,720
   4,000,000     Bank of America Corp.
                 4.875%, due 01/15/13 ..........................          3,887,224
   2,000,000     Bear Stearns Cos., Inc.
                 7.800%, due 08/15/07 ..........................          2,230,318
   2,000,000     Burlington Resources Finance Co.
                 5.700%, due 03/01/07 ..........................          2,100,080

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
       BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)        25
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                FINANCE (CONTINUED)
$  4,000,000    Cendant Corp.
                6.250%, due 01/15/08 ............................     $   4,265,652
   2,500,000    CIT Group, Inc.
                7.375%, due 04/02/07 ............................         2,735,093
   1,000,000    Countrywide Home Loans, Inc.
                6.840%, due 10/22/04 ............................         1,014,464
   2,750,000    Goldman Sachs Group, Inc.
                5.700%, due 09/01/12 ............................         2,789,562
   4,250,000    Household Finance Corp.
                6.500%, due 11/15/08 ............................         4,591,929
     200,000    Merrill Lynch & Co., Inc.
                6.550%, due 08/01/04 ............................           200,885
   3,000,000    Merrill Lynch & Co., Inc.
                7.375%, due 05/15/06 ............................         3,243,156
   2,000,000    U.S. Bank N.A.
                6.300%, due 02/04/14 ............................         2,128,516
   2,750,000    Wachovia Corp.
                4.950%, due 11/01/06 ............................         2,848,601
   2,500,000    Washington Mutual Finance Corp.
                6.250%, due 05/15/06 ............................         2,647,375
   2,700,000    Wells Fargo & Co.
                3.125%, due 04/01/09 ............................         2,562,916
                                                                      -------------
                                                                         45,366,231
                                                                      -------------
                INDUSTRIALS - 6.76%
   3,500,000    Caterpillar Financial Services Corp.
                2.500%, due 10/03/06 ............................         3,438,858
   4,000,000    DaimlerChrysler NA Holding Corp.
                4.750%, due 01/15/08 ............................         4,033,148
   3,850,000    Dow Chemical Co.
                5.750%, due 12/15/08 ............................         4,040,101
   2,400,000    Ford Motor Credit Co.
                7.600%, due 08/01/05 ............................         2,512,474
   2,000,000    Ford Motor Credit Co.
                5.800%, due 01/12/09 ............................         2,018,798
   2,000,000    GE Global Insurance Holding Corp.
                7.000%, due 02/15/26 ............................         2,095,952
   3,200,000    General Electric Co.
                5.000%, due 02/01/13 ............................         3,149,354
   2,250,000    General Motors Acceptance Corp.
                6.125%, due 08/28/07 ............................         2,347,778
   2,500,000    General Motors Acceptance Corp.
                6.875%, due 09/15/11 ............................         2,563,243
     800,000    International Paper Co.
                7.875%, due 08/01/06 ............................           863,795
   2,000,000    Raytheon Co.
                4.500%, due 11/15/07 ............................         2,031,498
   2,500,000    Waste Management, Inc.
                6.875%, due 05/15/09 ............................         2,744,915
   1,000,000    Waste Management, Inc.
                6.375%, due 11/15/12 ............................         1,057,917
   3,000,000    Weyerhaeuser Co.
                6.875%, due 12/15/33 ............................         3,074,748
                                                                      -------------
                                                                         35,972,579
                                                                      -------------
                PIPELINE - 0.48%
   2,500,000    Kinder Morgan, Inc.
                6.650%, due 03/01/05 ...........................          2,569,463
                                                                      -------------
                TELECOMMUNICATIONS - 2.70%
   3,000,000    Bellsouth Capital Funding Corp.
                7.875%, due 02/15/30 ...........................          3,475,947
   3,750,000    SBC Communications, Inc.
                5.875%, due 08/15/12 ...........................          3,848,887
     775,000    Sprint Capital Corp.
                7.125%, due 01/30/06 ...........................            820,144
   2,000,000    Telephone & Data Systems, Inc.
                7.000%, due 08/01/06 ...........................          2,136,932
   2,500,000    Verizon Wireless Capital LLC
                5.375%, due 12/15/06 ...........................          2,606,347
   1,500,000    Vodafone Group PLC
                5.000%, due 12/16/13 ...........................          1,448,807
                                                                      -------------
                                                                         14,337,064
                                                                      -------------
                TRANSPORTATION - 1.28%
   3,400,000    Burlington Northern Santa Fe Corp.
                6.375%, due 12/15/05 ...........................          3,564,302
   2,650,000    Norfolk Southern Corp.
                7.250%, due 02/15/31 ...........................          2,908,261
      13,600    Southwest Airlines Co., Series A3
                8.700%, due 07/01/11 ...........................             16,123
     315,638    Union Pacific Railroad
                6.540%, due 07/01/15 ...........................            337,006
                                                                      -------------
                                                                          6,825,692
                                                                      -------------
                UTILITIES - 3.24%
   2,750,000    DTE Energy Co.
                6.450%, due 06/01/06 ...........................          2,892,257
   2,000,000    Energy East Corp.
                8.050%, due 11/15/10 ...........................          2,314,664
   2,532,928    Niagara Mohawk Power Corp., Series F
                7.625%, due 10/01/05 ...........................          2,659,057
   2,400,000    Progress Energy, Inc.
                7.750%, due 03/01/31 ...........................          2,690,110
   3,400,000    Virginia Electric and Power Co., Series A
                5.750%, due 03/31/06 ...........................          3,547,914
   3,000,000    Wisconsin Electric Power Co.
                6.500%, due 06/01/28 ...........................          3,152,043
                                                                      -------------
                                                                         17,256,045
                                                                      -------------
                TOTAL CORPORATE NOTES AND BONDS ................        161,218,524
                                                                      -------------
                ( Cost $157,933,172 )

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  26      BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
MORTGAGE BACKED - 30.35%

                FEDERAL HOME LOAN MORTGAGE CORP.- 6.11%
$  8,322,860    5.000%, due 05/01/18 Pool # E96322 .............     $    8,349,750
   4,768,030    7.000%, due 07/15/27 Series 1974, Class ZA                4,961,931
   5,500,000    5.500%, due 05/15/28 Series 2519, Class NG                5,651,337
     405,774    8.000%, due 06/01/30 Pool # C01005 .............            440,630
   2,375,288    7.000%, due 03/01/31 Pool # C48129 .............          2,511,767
   1,054,239    6.500%, due 03/01/32 Pool # C65648 .............          1,099,597
   3,062,809    6.000%, due 09/01/32 Pool # C70558 .............          3,133,854
   6,570,128    5.000%, due 07/01/33 Pool # A11325 .............          6,362,524
                                                                      -------------
                                                                         32,511,390
                                                                      -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.65%
     660,845    6.000%, due 05/01/16 Pool # 582558 .............            689,567
   2,027,035    5.500%, due 09/01/17 Pool # 657335 .............          2,079,102
   2,983,326    5.500%, due 02/01/18 Pool # 673194 .............          3,059,958
   6,185,198    4.500%, due 09/01/18 Pool # 737144 .............          6,060,617
   1,370,608    6.000%, due 05/01/21 Pool # 253847 .............          1,416,632
   5,824,072    5.500%, due 12/01/22 Pool # 254587 .............          5,903,112
     919,540    7.000%, due 11/01/31 Pool # 607515 .............            972,407
     989,866    6.000%, due 02/01/32 Pool # 611619 .............          1,013,691
   1,119,280    6.500%, due 03/01/32 Pool # 631377 .............          1,166,276
   1,399,119    7.000%, due 05/01/32 Pool # 644591 .............          1,479,560
  11,021,306    6.500%, due 06/01/32 Pool # 545691 .............         11,484,067
   7,251,615    5.500%, due 04/01/33 Pool # 690206 .............          7,237,869
   6,063,778    6.000%, due 04/01/33 Pool # 555528 .............          6,201,405
  10,443,546    5.500%, due 05/01/33 Pool # 704523 .............         10,423,750
   1,116,182    6.000%, due 08/01/33 Pool # 729413 .............          1,140,836
   3,271,191    6.000%, due 08/01/33 Pool # 729407 .............          3,343,443
   6,288,110    6.000%, due 08/01/33 Pool # 738061 .............          6,426,999
  10,011,054    5.000%, due 10/01/33 Pool # 254903 .............          9,702,258
  12,387,429    5.500%, due 11/01/33 Pool # 555880 .............         12,363,948
     181,054    5.000%, due 05/01/34 Pool # 782214 .............            175,104
   2,385,205    5.000%, due 06/01/34 Pool # 778891 .............          2,306,820
   9,999,000    5.500%, due 06/01/34 Pool # 780384 .............          9,964,125
                                                                      -------------
                                                                        104,611,546
                                                                      -------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.59%
     161,323    8.000%, due 10/20/15 Pool # 002995 .............            169,657
   4,200,000    5.008%, due 12/16/25 Series 2004-43, Class C ...          4,180,312
   7,258,544    6.500%, due 09/20/28 Series 1998-21, Class ZB ..          7,451,573
     888,138    6.500%, due 02/20/29 Pool # 002714 .............            927,527
     618,170    7.500%, due 05/20/30 Pool # 002921 .............            666,245
   1,007,087    6.500%, due 04/20/31 Pool # 003068 .............          1,051,226
   9,600,000    6.000%, due 07/20/32 Series 2002-50, Class PE             9,962,576
                                                                      -------------
                                                                         24,409,116
                                                                      -------------
                TOTAL MORTGAGE BACKED ..........................        161,532,052
                                                                      -------------
                ( Cost $161,217,967 )
U.S.GOVERNMENT AND AGENCY OBLIGATIONS - 28.43%

                FEDERAL FARM CREDIT BANK - 1.70%
   4,500,000    6.125%, due 12/29/15 ...........................          4,840,583
   4,000,000    5.875%, due 10/03/16 ...........................          4,229,948
                                                                      -------------
                                                                          9,070,531
                                                                      -------------
                FEDERAL HOME LOAN MORTGAGE CORP.- 4.39%
  10,000,000    5.500%, due 07/15/06 ...........................         10,464,810
   2,500,000    4.875%, due 11/15/13 ...........................          2,450,110
  11,000,000    4.500%, due 01/15/14 ...........................         10,454,015
                                                                      -------------
                                                                         23,368,935
                                                                      -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.75%
  10,000,000    4.000%, due 09/02/08 ...........................          9,943,280
   3,000,000    6.250%, due 07/19/11 ...........................          3,007,086
   2,400,000    5.250%, due 08/01/12 ...........................          2,398,241
   5,000,000    4.125%, due 04/15/14 ...........................          4,598,205
                                                                      -------------
                                                                         19,946,812
                                                                      -------------
                U.S.TREASURY BONDS - 2.95%
  14,000,000    6.250%, due 05/15/30 ...........................         15,675,072
                                                                      -------------
                U.S.TREASURY NOTES - 15.64%
  14,600,000    1.500%, due 03/31/06 ...........................         14,334,806
  13,300,000    2.000%, due 05/15/06 ...........................         13,142,581
   8,000,000    2.625%, due 11/15/06 ...........................          7,944,376
  17,740,000    3.250%, due 01/15/09 ...........................         17,399,055
  12,000,000    2.625%, due 03/15/09 ...........................         11,417,808
  10,478,705    2.000%, due 01/15/14 (J)........................         10,416,482
   9,025,000    4.000%, due 02/15/14 ...........................          8,601,249
                                                                      -------------
                                                                         83,256,357
                                                                      -------------
               TOTAL U.S.GOVERNMENT AND AGENCY
               OBLIGATIONS .....................................        151,317,707
                                                                      -------------
               ( Cost $153,031,991 )

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
       BOND FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)        27
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
INVESTMENT COMPANIES - 23.10%
           3    One Group Institutional Prime Money
                Market Fund ....................................      $           3
   9,619,024    SSgA Prime Money Market Fund ...................          9,619,024
 113,307,414    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................        113,307,414
                                                                      -------------
                Total Investment Companies .....................        122,926,441
                                                                      -------------
                ( Cost $122,926,441 )

OTHER INVESTMENTS (I) - 2.70% ..................................         14,376,482
                                                                      -------------
TOTAL INVESTMENTS - 123.17% ....................................        655,560,755
                                                                      -------------
( Cost $654,196,380** )
NET OTHER ASSETS AND LIABILITIES - (23.17)% ....................       (123,301,152)
                                                                      -------------
TOTAL NET ASSETS - 100.00%......................................      $ 532,259,603
                                                                      =============

------------------------------
 **   Aggregate cost for federal income tax purposes was $655,022,800.
(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G)   Floating rate or variable rate note.
(H)   Security purchased on a delayed delivery or when-issued basis.
(I)   Represents collateral held in connection with securities lending.
(J) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principle amount.

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  28        HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
ASSET BACKED - 0.41%
$     99,670    Continental Airlines, Inc.,
                Series 1997-4, Class B
                6.900%, due 01/02/17 ...........................      $      76,914
      61,956    Continental Airlines, Inc.,
                Series 1998-1, Class B
                6.748%, due 03/15/17 ...........................             47,154
     156,192    Continental Airlines, Inc.,
                Series 1999-1, Class B
                6.795%, due 08/02/18 ...........................            122,137
     157,116    Continental Airlines, Inc.,
                Series 1999-2, Class B
                7.566%, due 03/15/20 ...........................            123,082
      50,000    Delta Air Lines, Inc.,
                Series 2000-1, Class B
                7.920%, due 05/18/12 ...........................             32,737
                                                                      -------------
                TOTAL ASSET BACKED .............................            402,024
                                                                      -------------
                ( Cost $412,606 )

COMMERCIAL MORTGAGE BACKED - 1.39%
     561,413    Asset Securitization Corp.,
                Series 1996-MD6, Class A7 (G)
                8.004%, due 11/13/26 ...........................            560,098
     100,000    Commercial Mortgage Acceptance Corp.,
                Series 1998-C2, Class F (C)(G)
                5.440%, due 09/15/30 ...........................             91,964
     155,000    CS First Boston Mortgage Securities Corp.,
                Series 1998-C2, Class F (C)
                6.750%, due 11/11/30 ...........................            138,765
     100,000    First Union - Lehman Brothers Commerical
                Mortgage, Series 1997-C1, Class F (C)
                7.000%, due 04/18/29 ...........................            107,391
     185,000    First Union National Bank Commercial
                Mortgage, Series 2000-C2, Class H (C)
                6.750%, due 10/15/32 ...........................            163,986
     125,000    GE Capital Commerical Mortgage Corp. (C)(G)
                7.512%, due 01/15/33 ...........................            124,004
     175,000    GMAC Commercial Mortgage
                Securities, Inc. (C)(G)
                7.644%, due 04/15/34 ...........................            182,309
                                                                      -------------
                TOTAL COMMERCIAL MORTGAGE BACKED ...............          1,368,517
                                                                      -------------
                ( Cost $1,352,836 )

CORPORATE NOTES AND BONDS - 86.62%

                AEROSPACE/DEFENSE - 0.56%
      71,000    K & F Industries, Inc., Series B
                9.250%, due 10/15/07 .......................                 73,130
      40,000    K & F Industries, Inc., Series B
                9.625%, due 12/15/10 .......................                 43,850
     350,000    L-3 Communications Corp.
                6.125%, due 01/15/14 ........................               334,250
      95,000    TransDigm, Inc.
                8.375%, due 07/15/11 .......................                 96,425
                                                                      -------------
                                                                            547,655
                                                                      -------------
                BASIC MATERIALS - 6.97%
     675,000    Abitibi-Consolidated, Inc. (D)
                8.550%, due 08/01/10 ........................               711,742
     125,000    Buckeye Technologies, Inc.
                8.000%, due 10/15/10 ........................               114,687
     210,000    Buckeye Technologies, Inc.
                8.500%, due 10/01/13 ........................               212,100
     255,000    Dresser, Inc.
                9.375%, due 04/15/11 ........................               272,850
     570,000    Equistar Chemicals LP/Equistar Funding Corp.
                10.625%, due 05/01/11 .......................               632,700
   1,275,000    Georgia-Pacific Corp.
                9.375%, due 02/01/13 ........................             1,459,875
      25,000    Hexcel Corp.
                9.875%, due 10/01/08 ........................                27,437
     465,000    Hexcel Corp.
                9.750%, due 01/15/09 ........................               487,669
      20,000    Huntsman International LLC
                9.875%, due 03/01/09 ........................                21,600
     540,000    Huntsman International LLC
                10.125%, due 07/01/09 .......................               550,800
     235,000    Interface, Inc.
                10.375%, due 02/01/10 .......................               262,025
     315,000    Newark Group, Inc. (C)
                9.750%, due 03/15/14 ........................               301,613
     405,000    Norske Skog Canada, Ltd. (D)
                8.625%, due 06/15/11 ........................               429,300
     145,000    Norske Skog Canada, Ltd. (C)(D)
                7.375%, due 03/01/14 ........................               140,287
     715,000    Rhodia S.A. (C)(D)
                8.875%, due 06/01/11 ........................               604,175
      50,000    Sovereign Specialty Chemicals, Inc.
                11.875%, due 03/15/10 .......................                51,500
     205,000    Steel Dynamics, Inc. (C)
                9.500%, due 03/15/09 ........................               226,525
     130,000    Tempur Pedic, Inc. and Tempur Production
                USA, Inc.
                10.250%, due 08/15/10 .......................               146,575
     183,000    United States Steel Corp.
                9.750%, due 05/15/10 ........................               202,673
                                                                      -------------
                                                                          6,856,133
                                                                      -------------
                BUILDING AND CONSTRUCTION - 2.29%
     145,000    American Standard, Inc.
                7.375%, due 02/01/08 ........................               156,600
     270,000    Atrium Cos., Inc., Series B
                10.500%, due 05/01/09 .......................               282,825
     100,000    Corrections Corp. of America
                9.875%, due 05/01/09 ........................               111,000
      65,000    Corrections Corp. of America
                7.500%, due 05/01/11 ........................                65,650
     835,000    D. R. Horton, Inc.
                8.000%, due 02/01/09 ........................               914,325
      95,000    Joy Global, Inc., Series B
                8.750%, due 03/15/12 ........................               106,400
     260,000    Ply Gem Industries, Inc. (C)
                9.000%, due 02/15/12 ........................               265,200
     350,000    WCI Communities, Inc.
                7.875%, due 10/01/13 ........................               353,500
                                                                      -------------
                                                                          2,255,500
                                                                      -------------

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)     29
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                CHEMICALS AND DRUGS - 2.38%
$    255,000    Acetex Corp. (D)
                10.875%, due 08/01/09 ..........................     $      279,225
     280,000    Alpharma, Inc. (C)
                8.625%, due 05/01/11 ...........................            289,800
     290,000    Hercules, Inc. (C)
                6.750%, due 10/15/29 ...........................            278,400
     190,000    IMC Global, Inc.
                10.875%, due 08/01/13 ..........................            226,575
       5,000    Kronos International, Inc. (F)
                8.875%, due 06/30/09 ...........................              6,456
     100,000    Lyondell Chemical Co.
                9.500%, due 12/15/08 ...........................            104,250
     450,000    Lyondell Chemical Co.
                11.125%, due 07/15/12 ..........................            498,375
      80,000    Nalco Co. (C)
                7.750%, due 11/15/11 ...........................             83,800
     155,000    Nalco Co. (C)
                8.875%, due 11/15/13 ...........................            162,362
     205,000    Nova Chemicals Corp. (D)
                6.500%, due 01/15/12 ...........................            201,925
     115,000    Resolution Performance Products LLC
                13.500%, due 11/15/10 ..........................            107,238
     100,000    Rockwood Specialties Group, Inc.
                10.625%, due 05/15/11 ..........................            106,500
                                                                      -------------
                                                                          2,344,906
                                                                      -------------
                COMMUNICATION - 6.15%
     270,000    American Tower Corp.
                9.375%, due 02/01/09 ...........................            288,225
     120,000    CCO Holdings LLC/CCO Holdings Capital
                Corp. (C)
                8.750%, due 11/15/13 ...........................            114,900
     125,000    Charter Communciations Operating LLC/
                Charter Communications Capital Corp. (C)
                8.375%, due 04/30/14 ...........................            120,937
   1,170,000    Charter Communications Holdings LLC/
                Charter Communications Capital Corp.
                8.625%, due 04/01/09 ...........................            933,075
     820,000    Charter Communications Holdings LLC/
                Charter Communications Capital Corp. (B)
                9.920%, due 04/01/11 ...........................            647,800
   1,505,000    Nextel Communications, Inc.
                7.375%, due 08/01/15 ...........................          1,520,050
     400,000    Qwest Capital Funding, Inc.
                7.250%, due 02/15/11 ...........................            342,000
     400,000    Qwest Corp. (C)(G)
                9.125%, due 03/15/12 ...........................            432,000
   1,190,000    Qwest Services Corp. (C)
                13.500%, due 12/15/10 ..........................          1,383,375
     565,000    Telewest Communications PLC (B)(C)(D)
                9.250%, due 04/15/09 ...........................            271,200
                                                                      -------------
                                                                          6,053,562
                                                                      -------------
                CONSUMER CYCLICALS - 1.41%
     180,000    Advanced Accesory Systems LLC, Series B
                10.750%, due 06/15/11 ...........................           174,600
     465,000    Burns, Philp Capital Property, Ltd.
                9.750%, due 07/15/12 ............................           481,275
      55,000    Dura Operating Corp., Series D
                9.000%, due 05/01/09 ............................            53,900
     440,000    Safilo Capital International S.A. (C)(F)
                9.625%, due 05/15/13 ............................           501,126
     110,000    Technical Olympic USA, Inc.
                9.000%, due 07/01/10 ............................           112,750
      50,000    Technical Olympic USA, Inc.
                7.500%, due 03/15/11 ............................            46,500
     710,000    WestPoint Stevens, Inc. (E)
                7.875%, due 06/15/05 ............................            17,750
      95,000    WestPoint Stevens, Inc. (E)
                7.875%, due 06/15/08 ............................             2,375
                                                                      -------------
                                                                          1,390,276
                                                                      -------------
                CONSUMER SERVICES - 2.05%
      55,000    GEO Group, Inc.
                8.250%, due 07/15/13 ............................            54,450
     340,000    Iron Mountain, Inc.
                8.625%, due 04/01/13 ............................           360,400
     170,000    Iron Mountain, Inc.
                7.750%, due 01/15/15 ............................           168,725
     105,000    Merisant Co. (C)
                9.500%, due 07/15/13 ............................           111,825
     180,000    Michael Foods, Inc. (C)
                8.000%, due 11/15/13 ............................           185,850
      40,000    Pinnacle Foods Holding Corp. (C)
                8.250%, due 12/01/13 ............................            38,600
     105,000    Premier International Foods PLC (D)
                12.000%, due 09/01/09 ...........................           112,087
     130,000    Roundy's, Inc., Series B
                8.875%, due 06/15/12 ............................           137,800
     150,000    United Biscuits Finance PLC (F)
                10.625%, due 04/15/11 ...........................           200,073
     180,000    United Rentals North America, Inc.
                6.500%, due 02/15/12 ............................           170,100
     395,000    United Rentals North America, Inc.
                7.750%, due 11/15/13 ............................           373,275
     120,000    United Rentals North America, Inc.
                7.000%, due 02/15/14 ............................           106,800
                                                                      -------------
                                                                          2,019,985
                                                                      -------------
                CONSUMER STAPLES - 0.93%
      50,000    K2, Inc. (C)(H)
                7.375%, due 07/01/14 ............................            50,875
     205,000    Levi Strauss & Co.
                7.000%, due 11/01/06 ............................           191,419
     305,000    Revlon Consumer Products Corp.
                8.625%, due 02/01/08 ............................           269,925
     155,000    Samsonite Corp. (C)
                8.875%, due 06/01/11 ............................           160,425
     220,000    Seminis Vegetable Seeds, Inc.
                10.250%, due 10/01/13 ...........................           239,250
                                                                      -------------
                                                                            911,894
                                                                      -------------

        See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  30    HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                CONTAINERS/PACKAGING - 4.04%
$    149,000    Corp Durango, S.A. de C.V., Series A (C)(D)(E)
                13.750%, due 07/15/09 ..........................     $       74,500
     940,000    Crown European Holdings S.A. (D)
                10.875%, due 03/01/13 ..........................          1,071,600
     180,000    Graham Packaging Co., Inc.
                8.750%, due 01/15/08 ...........................            180,900
     300,000    Graphic Packaging Corp.
                8.500%, due 08/15/11 ...........................            321,000
     230,000    Graphic Packaging Corp.
                9.500%, due 08/15/13 ...........................            249,550
      95,000    Greif, Inc.
                8.875%, due 08/01/12 ...........................            102,244
     255,000    Jefferson Smurfit Corp.
                8.250%, due 10/01/12 ...........................            265,200
     120,000    Kappa Beheer BV (D)
                10.625%, due 07/15/09 ..........................            125,400
     270,000    Owens-Brockway Glass Container, Inc.
                8.875%, due 02/15/09 ...........................            291,600
      85,000    Owens-Brockway Glass Container, Inc.
                8.750%, due 11/15/12 ...........................             92,225
     770,000    Owens-Brockway Glass Container, Inc.
                8.250%, due 05/15/13 ...........................            795,025
     125,000    Plastipak Holdings, Inc.
                10.750%, due 09/01/11 ..........................            134,375
     145,000    Pliant Corp. (B)
                11.125%, due 06/15/09 ..........................            122,162
     100,000    Pliant Corp.
                13.000%, due 06/01/10 ..........................             89,500
      30,000    Pliant Corp.
                13.000%, due 06/01/10 ..........................             26,850
      40,000    Portola Packaging. Inc. (C)
                8.250%, due 02/01/12 ...........................             32,000
                                                                      -------------
                                                                          3,974,131
                                                                      -------------
                DURABLE GOODS - 2.28%
      55,000    Dana Corp
                7.000%, due 03/01/29 ...........................             52,800
     300,000    Dana Corp.
                6.500%, due 03/01/09 ...........................            312,000
      20,000    Dana Corp.
                10.125%, due 03/15/10 ..........................             22,650
     250,000    Dana Corp.
                9.000%, due 08/15/11 ...........................            292,500
     100,000    Metaldyne Corp.
                11.000%, due 06/15/12 ..........................             85,000
     215,000    Metaldyne Corp. (C)
                10.000%, due 11/01/13 ..........................            210,700
     490,000    Navistar International Corp.
                7.500%, due 06/15/11 ...........................            502,250
     170,000    Rexnord Corp.
                10.125%, due 12/15/12 ..........................            187,000
     515,000    Tenneco Automotive, Inc., Series B
                10.250%, due 07/15/13 ..........................            581,950
                                                                      -------------
                                                                          2,246,850
                                                                      -------------
                ENERGY - 11.26%
     595,000    AES Corp. (C)
                8.750%, due 05/15/13 ...........................            637,394
     100,000    AES Corp. (C)
                9.000%, due 05/15/15 ...........................            107,125
     385,000    Allegheny Energy Supply Co., LLC (C)
                8.250%, due 04/15/12 ...........................            380,669
     150,000    AmeriGas Partners, L.P./ AmeriGas Eagle
                Finance Corp., Series B
                8.875%, due 05/20/11 ...........................            159,750
     185,000    Belden & Blake Corp., Series B
                9.875%, due 06/15/07 ...........................            189,625
     195,000    Calpine Corp.
                8.500%, due 02/15/11 ...........................            127,237
     695,000    Calpine Corp. (C)
                8.750%, due 07/15/13 ...........................            569,900
     400,000    Centerpoint Energy, Inc
                7.250%, due 09/01/10 ...........................            425,407
     275,000    Centerpoint Energy, Inc.
                7.875%, due 04/01/13 ...........................            307,700
     490,000    Chesapeake Energy Corp.
                8.125%, due 04/01/11 ...........................            529,200
     130,000    Chesapeake Energy Corp.
                6.875%, due 01/15/16 ...........................            126,750
     250,000    Citgo Petroleum Corp.
                11.375%, due 02/01/11 ..........................            290,000
     305,000    CMS Energy Corp.
                8.500%, due 04/15/11 ...........................            311,100
     200,000    Edison Mission Energy
                7.730%, due 06/15/09 ...........................            194,500
     710,000    El Paso Corp.
                7.000%, due 05/15/11 ...........................            621,250
     215,000    El Paso Natural Gas Co., Series A
                7.625%, due 08/01/10 ...........................            220,375
     520,000    El Paso Production Holding Co.
                7.750%, due 06/01/13 ...........................            477,100
     135,000    Encore Acquisition Co.
                8.375%, due 06/15/12 ...........................            144,450
      45,000    Encore Acquisition Co. (C)
                6.250%, due 04/15/14 ...........................             42,300
     510,000    FirstEnergy Corp., Series B
                6.450%, due 11/15/11 ...........................            528,747
     250,000    Gaz Capital S.A. (C)(D)
                8.625%, due 04/28/34 ...........................            242,188
     100,000    Giant Industries, Inc.
                8.000%, due 05/15/14 ...........................            100,000
     123,000    GulfTerra Energy Partners L.P., Series B
                8.500%, due 06/01/10 ...........................            133,763
      75,000    Hanover Compressor Co.
                9.000%, due 06/01/14 ...........................             77,813
     335,000    Hanover Equipment Trust, Series B (G)
                8.750%, due 09/01/11 ...........................            358,450
     300,000    Magnum Hunter Resources, Inc.
                9.600%, due 03/15/12 ...........................            330,000
     195,000    MSW Energy Holdings LLC/MSW Energy
                Finance Co., Inc. (C)
                7.375%, due 09/01/10 ...........................            194,025

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)     31
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                ENERGY (CONTINUED)
$    535,000    NRG Energy, Inc. (C)
                8.000%, due 12/15/13 ...........................     $      540,350
     220,000    OAO Gazprom (C)(D)
                9.625%, due 03/01/13 ...........................            226,325
      60,000    Parker Drilling Co.
                9.625%, due 10/01/13 ...........................             62,250
     175,000    Peabody Energy Corp., Series B
                6.875%, due 03/15/13 ...........................            177,187
     100,000    Peabody Energy Corp.
                5.875%, due 04/15/16 ...........................             91,000
     300,000    Petroleum Geo-Services ASA
                10.000%, due 11/05/10 ..........................            310,500
      30,000    PG&E Corp. (C)
                6.875%, due 07/15/08 ...........................             31,350
      50,000    Pioneer Natural Resources Co.
                7.500%, due 04/15/12 ...........................             56,621
      80,000    Plains Exploration & Production Co. (C)
                7.125%, due 06/15/14 ...........................             81,400
     260,000    Premcor Refining Group, Inc.
                7.750%, due 02/01/12 ...........................            269,750
     150,000    Pride International, Inc. (C)(H)
                7.375%, due 07/15/14 ...........................            151,500
     470,000    Reliant Energy, Inc.
                9.250%, due 07/15/10 ...........................            501,725
      85,000    Reliant Energy, Inc.
                9.500%, due 07/15/13 ...........................             91,587
      40,000    SESI LLC
                8.875%, due 05/15/11 ...........................             43,100
     260,000    TECO Energy, Inc.
                7.500%, due 06/15/10 ...........................            262,600
     330,000    Vintage Petroleum, Inc.
                8.250%, due 05/01/12 ...........................            349,800
                                                                      -------------
                                                                         11,073,863
                                                                      -------------
                FINANCE - 1.61%
      67,000    Alamosa, Inc. (B)
                12.000%, due 07/31/09 ..........................             64,655
      71,000    Alamosa, Inc.
                11.000%, due 07/31/10 ..........................             77,390
     205,000    Arch Western Finance LLC (C)
                6.750%, due 07/01/13 ...........................            205,000
     305,000    BCP Caylux Holdings Luxembourg S.C.A. (C)(D)
                9.625%, due 06/15/14 ...........................            316,056
     255,000    Bombardier Recreational Products, Inc. (C)(D)
                8.375%, due 12/15/13 ...........................            253,088
     105,000    CB Richard Ellis Group, Inc.
                9.750%, due 05/15/10 ...........................            115,500
      60,000    Eircom Funding (D)
                8.250%, due 08/15/13 ...........................             62,400
     175,000    JSG Funding PLC (D)
                9.625%, due 10/01/12 ...........................            191,625
     275,000    PCA LLC/ PCA Finance Corp.
                11.875%, due 08/01/09 ..........................            295,625
                                                                      -------------
                                                                          1,581,339
                                                                      -------------
                HEALTH CARE SERVICES - 2.78%
     295,000    Alliance Imaging, Inc.
                10.375%, due 04/15/11 ..........................            309,012
     190,000    Beverly Enterprises, Inc. (C)
                7.875%, due 06/15/14 ...........................            186,913
     150,000    Extendicare Health Services, Inc. (C)
                6.875%, due 05/01/14 ...........................            141,000
   1,035,000    HCA, Inc.
                7.875%, due 02/01/11 ...........................          1,135,161
     325,000    InSight Health Services Corp., Series B
                9.875%, due 11/01/11 ...........................            347,750
     290,000    Mariner Health Care, Inc. (C)
                8.250%, due 12/15/13 ...........................            304,500
     220,000    Tenet Healthcare Corp.
                6.500%, due 06/01/12 ...........................            191,400
     120,000    Tenet Healthcare Corp. (C)
                9.875%, due 07/01/14 ...........................            122,100
                                                                      -------------
                                                                          2,737,836
                                                                      -------------
                INDUSTRIALS - 5.94%
     145,000    AMSTED Industries, Inc. (C)
                10.250%, due 10/15/11 ..........................            157,325
     360,000    BE Aerospace, Inc., Series B
                8.875%, due 05/01/11 ...........................            334,800
     180,000    Blount, Inc.
                7.000%, due 06/15/05 ...........................            183,600
     210,000    Blount, Inc.
                13.000%, due 08/01/09 ..........................            224,962
      65,000    Communications & Power Industries, Inc.
                8.000%, due 02/01/12 ...........................             65,000
     160,000    Da-Lite Screen Co. (C)
                9.500%, due 05/15/11 ...........................            166,400
     100,000    Delco Remy International, Inc. (C)
                9.375%, due 04/15/12 ...........................             97,250
      28,000    Dunlop Standard Aerospace Holdings PLC
                11.875%, due 05/15/09 ..........................             29,750
     149,000    Dunlop Standard Aerospace Holdings PLC (C)(D)
                11.875%, due 05/15/09 ..........................            158,313
      70,000    Eagle-Picher Industries, Inc.
                9.750%, due 09/01/13 ...........................             75,250
     500,000    Flextronics International, Ltd. (D)
                6.500%, due 05/15/13 ...........................            487,500
     120,000    General Binding Corp.
                9.375%, due 06/01/08 ...........................            124,050
     187,000    Grupo Transportacion Ferroviaria
                Mexicana, S.A. de C.V. (D)
                12.500%, due 06/15/12 ..........................            199,155
     100,000    Jacuzzi Brands, Inc.
                9.625%, due 07/01/10 ...........................            107,000
      70,000    JLG Industies, Inc.
                8.250%, due 05/01/08 ...........................             73,500
     185,000    Johnsondiversey Holdings, Inc. (B)
                10.670%, due 05/15/13 ..........................            142,450
     635,000    Johnsondiversey, Inc., Series B
                9.625%, due 05/15/12 ...........................            692,150
     190,000    Manitowoc Co., Inc.
                10.375%, due 05/15/11 ..........................            255,740

                See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

-------------------------------------------------------------------------------
  32   HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                INDUSTRIALS (CONTINUED)
$     70,000    Manitowoc Co., Inc.
                10.500%, due 08/01/12 ..........................     $       80,150
     205,000    Muzak LLC/ Muzak Finance Corp.
                10.000%, due 02/15/09 ..........................            180,400
     120,000    Ocean Rig Norway AS (D)
                10.250%, due 06/01/08 ..........................            118,800
     145,000    Oxford Automotive, Inc. (C)
                12.000%, due 10/15/10 ..........................            113,100
     300,000    SPX Corp.
                7.500%, due 01/01/13 ...........................            307,500
     145,000    Thermadyne Holdings Corp.
                9.250%, due 02/01/14 ...........................            143,188
     370,000    TRW Automotive, Inc.
                9.375%, due 02/15/13 ...........................            417,175
      35,000    TRW Automotive, Inc.
                11.000%, due 02/15/13 ..........................             41,300
     130,000    Valmont Industries, Inc. (C)
                6.875%, due 05/01/14 ...........................            127,725
     150,000    Werner Holding Co., Inc.
                10.000%, due 11/15/07 ..........................            125,250
     605,000    Xerox Corp.
                7.625%, due 06/15/13 ...........................            618,612
                                                                      -------------
                                                                          5,847,395
                                                                      -------------
                MACHINERY - 1.29%
     335,000    AGCO Corp.
                9.500%, due 05/01/08 ...........................            365,150
     165,000    AGCO Corp.
                6.875%, due 04/15/14 ...........................            191,440
      85,000    Case New Holland, Inc. (C)
                9.250%, due 08/01/11 ...........................             89,250
     180,000    Columbus McKinnon Corp.
                10.000%, due 08/01/10 ..........................            190,800
      80,000    Terex Corp., Series B
                10.375%, due 04/01/11 ..........................             89,200
     350,000    Terex Corp.
                7.375%, due 01/15/14 ...........................            343,000
                                                                      -------------
                                                                          1,268,840
                                                                      -------------
                MEDIA - 7.97%
     504,000    Allbritton Communications Co.
                7.750%, due 12/15/12 ...........................            496,440
     385,000    Cablevision Systems Corp. (C)
                8.000%, due 04/15/12 ...........................            379,225
   1,210,000    CSC Holdings, Inc., Series B
                8.125%, due 08/15/09 ...........................          1,258,400
     230,000    CSC Holdings, Inc. (C)
                6.750%, due 04/15/12 ...........................            220,800
     375,000    Dex Media East LLC/ Dex Media East
                Finance Co.
                12.125%, due 11/15/12 ..........................            437,813
     200,000    Dex Media West LLC
                9.875%, due 08/15/13 ...........................            219,500
     750,000    Dex Media, Inc. (B)(C)
                9.000%, due 11/15/13 ...........................            483,750
     340,000    DirecTV Holdings LLC
                8.375%, due 03/15/13 ...........................            376,125

                MEDIA (CONTINUED)
     205,000    Emmis Operating Co. (C)
                6.875%, due 05/15/12 ...........................            200,900
     435,000    Lamar Media Corp.
                7.250%, due 01/01/13 ...........................            442,612
     300,000    Lighthouse International Co. S.A. (C)(F)
                8.000%, due 04/30/14 ...........................            352,640
     560,000    MediaCom Broadband LLC
                11.000%, due 07/15/13 ..........................            596,400
     250,000    Medianews Group, Inc.
                6.875%, due 10/01/13 ...........................            236,250
      75,000    PRIMEDIA, Inc.
                8.875%, due 05/15/11 ...........................             74,250
     400,000    PRIMEDIA, Inc. (C)
                8.000%, due 05/15/13 ...........................            376,000
     140,000    R. H. Donnelley Finance Corp. I
                10.875%, due 12/15/12 ..........................            162,400
     630,000    Spanish Broadcasting Systems, Inc.
                9.625%, due 11/01/09 ...........................            664,650
     135,000    XM Satellite Radio, Inc. (C)
                6.650%, due 05/01/09 ...........................            135,169
     287,000    XM Satellite Radio, Inc.
                12.000%, due 06/15/10 ..........................            328,973
     375,000    Young Broadcasting, Inc. (C)
                8.500%, due 12/15/08 ...........................            394,688
                                                                      -------------
                                                                          7,836,985
                                                                      -------------
                METALS AND MINING - 1.13%
      70,000    Earle M. Jorgensen Co.
                9.750%, due 06/01/12 ...........................             76,650
     190,000    Ispat Inland ULC (C)(D)
                9.750%, due 04/01/14 ...........................            195,700
     280,000    Kaiser Aluminum & Chemical Corp. (E)
                9.875%, due 02/15/49 ...........................            293,300
      45,000    Oregon Steel Mills, Inc.
                10.000%, due 07/15/09 ..........................             47,700
     215,000    Russel Metals, Inc. (D)
                6.375%, due 03/01/14 ...........................            201,563
      95,000    SGL Carbon Luxembourg S.A. (C)(F)
                8.500%, due 02/01/12 ...........................            111,669
     170,000    TriMas Corp.
                9.875%, due 06/15/12 ...........................            180,200
                                                                      -------------
                                                                          1,106,782
                                                                      -------------
                PIPELINE - 1.98%
      55,000    ANR Pipeline, Co.
                9.625%, due 11/01/21 ...........................             61,600
     490,000    Dynegy Holdings, Inc. (C)
                9.875%, due 07/15/10 ...........................            526,750
     125,000    Dynegy Holdings, Inc.
                6.875%, due 04/01/11 ...........................            107,656
      45,000    Williams Cos., Inc.
                8.625%, due 06/01/10 ...........................             49,500
   1,184,000    Williams Cos., Inc.
                7.125%, due 09/01/11 ...........................          1,201,760
                                                                      -------------
                                                                          1,947,266
                                                                      -------------

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)      33
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                PRINTING - 0.86%
$    290,000    Hollinger International Publishing, Inc.
                9.000%, due 12/15/10 ...........................     $      334,950
      29,000    Hollinger, Inc. (C)(D)
                11.875%, due 03/01/11 ..........................             33,930
     175,000    Houghton Mifflin Co.
                9.875%, due 02/01/13 ...........................            175,000
     110,000    Mail-Well I Corp.
                9.625%, due 03/15/12 ...........................            118,250
     200,000    Mail-Well I Corp. (C)
                7.875%, due 12/01/13 ...........................            182,000
                                                                      -------------
                                                                            844,130
                                                                      -------------
                REITS - 0.07%
      65,000    MeriStar Hospitality Operating Partnership LP /
                MeriStar Hospitality Finance Corp.
                10.500%, due 06/15/09 ..........................             69,225
                                                                      -------------
                RECREATION - 6.45%
     238,000    AMC Entertainment, Inc.
                9.500%, due 02/01/11 ...........................            247,520
      60,000    Ameristar Casinos, Inc.
                10.750%, due 02/15/09 ..........................             68,400
     145,000    AMF Bowling Worldwide, Inc. (C)
                10.000%, due 03/01/10 ..........................            148,625
     175,000    Aztar Corp. (C)
                7.875%, due 06/15/14 ...........................            176,750
     515,000    Boyd Gaming Corp. (C)
                6.750%, due 04/15/14 ...........................            485,387
     155,000    Caesars Entertainment, Inc.
                8.875%, due 09/15/08 ...........................            168,175
     575,000    Caesars Entertainment, Inc.
                8.125%, due 05/15/11 ...........................            610,219
     720,000    Hilton Hotels Corp.
                7.625%, due 12/01/12 ...........................            774,000
     290,000    Isle of Capri Casinos, Inc. (C)
                7.000%, due 03/01/14 ...........................            268,975
     110,000    Mandalay Resort Group
                9.375%, due 02/15/10 ...........................            119,900
     115,000    MGM Mirage, Inc.
                8.500%, due 09/15/10 ...........................            124,200
     545,000    MGM Mirage, Inc.
                8.375%, due 02/01/11 ...........................            569,525
       6,000    Pinnacle Entertainment, Inc., Series B
                9.250%, due 02/15/07 ...........................              6,150
      70,000    Pinnacle Entertainment, Inc. (C)
                8.250%, due 03/15/12 ...........................             67,025
     365,000    Pinnacle Entertainment, Inc., Series B
                8.750%, due 10/01/13 ...........................            362,262
     245,000    Royal Caribbean Cruises, Ltd.
                6.875%, due 12/01/13 ...........................            242,244
     365,000    Six Flags, Inc.
                9.750%, due 04/15/13 ...........................            366,825
     750,000    Starwood Hotels & Resorts Worldwide, Inc. (G)
                7.875%, due 05/01/12 ...........................            802,500
     315,000    Station Casinos, Inc.
                6.500%, due 02/01/14 ...........................            303,188
     300,000    Vail Resorts, Inc.
                6.750%, due 02/15/14 ...........................            284,250
     125,000    Venetian Casino Resort LLC
                11.000%, due 06/15/10 ..........................            144,375
                                                                      -------------
                                                                          6,340,495
                                                                      -------------
                 RETAIL - 3.18%
      60,000    Cole National Group, Inc.
                8.625%, due 08/15/07 ...........................             60,600
     115,000    Cole National Group, Inc.
                8.875%, due 05/15/12 ...........................            122,763
     555,000    Couche Tard US L.P.
                7.500%, due 12/15/13 ...........................            555,000
      85,000    Dollar General Corp.
                8.625%, due 06/15/10 ...........................             94,456
     240,000    Finlay Fine Jewelry Corp. (C)
                8.375%, due 06/01/12 ...........................            249,000
     275,000    J Crew Operating Corp.
                10.375%, due 10/15/07 ..........................            279,125
     230,000    Remington Arms Co., Inc.
                10.500%, due 02/01/11 ..........................            223,100
      45,000    Rite Aid Corp.
                9.500%, due 02/15/11 ...........................             49,612
     580,000    Rite Aid Corp.
                9.250%, due 06/01/13 ...........................            609,000
      30,000    Rite Aid Corp.
                6.875%, due 08/15/13 ...........................             27,600
     480,000    Saks, Inc.
                7.000%, due 12/01/13 ...........................            474,000
     135,000    Williams Scotsman, Inc.
                9.875%, due 06/01/07 ...........................            133,988
     230,000    Williams Scotsman, Inc.
                10.000%, due 08/15/08 ..........................            250,700
                                                                      -------------
                                                                          3,128,944
                                                                      -------------
                SCHOOLS - 0.29%
     277,000    KinderCare Learning Centers, Inc., Series B
                9.500%, due 02/15/09 ...........................            281,155
                                                                      -------------
                TECHNOLOGY - 1.36%
     270,000    Amkor Technology, Inc.
                7.750%, due 05/15/13 ...........................            255,825
     290,000    Argo-Tech Corp. (C)
                9.250%, due 06/01/11 ...........................            298,700
     200,000    BE Aerospace, Inc.
                9.500%, due 11/01/08 ...........................            193,000
     378,000    Fisher Scientific International, Inc.
                8.125%, due 05/01/12 ...........................            404,460
     105,000    NDC Health Corp.
                10.500%, due 12/01/12 ..........................            115,762
      65,000    ON Semiconductor Corp.
                13.000%, due 05/15/08 ..........................             74,588
                                                                      -------------
                                                                          1,342,335
                                                                      -------------
                TELECOMMUNICATIONS - 6.94%
      75,625    Avalon Cable Holding Finance, Inc. (B)
                11.875%, due 12/01/08 ..........................             80,163
     250,000    AXtel S.A. (C)
                11.000%, due 12/15/13 ..........................            236,875
     555,000    Centennial Cellular Corp Operating Co./
                Centennial Communications Corp. LLC
                10.125%, due 06/15/13 ..........................            573,037
     337,000    Citizens Communications Co.
                9.000%, due 08/15/31 ...........................            324,937
     170,000    Colt Telecom Group PLC (F)
                7.625%, due 12/15/09 ...........................            206,559
     260,000    Crown Castle International Corp.
                7.500%, due 12/01/13 ...........................            258,700
     380,000    Dobson Communications Corp.
                8.875%, due 10/01/13 ...........................            288,800

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  34   HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
$    630,000    EchoStar DBS Corp.
                6.375%, due 10/01/11 ...........................     $      620,550
     215,000    FrontierVision Operating Partners LP (E)
                11.000%, due 10/15/06 ..........................            262,300
     275,000    GCI, Inc. (C)
                7.250%, due 02/15/14 ...........................            262,625
     545,000    Granite Broadcasting Corp. (C)
                9.750%, due 12/01/10 ...........................            506,850
     200,000    Innova S de RL de CV (D)
                9.375%, due 09/19/13 ...........................            209,500
     265,000    Insight Midwest L.P. / Insight Capital, Inc.
                9.750%, due 10/01/09 ...........................            279,575
     310,000    Lucent Technologies, Inc.
                5.500%, due 11/15/08 ...........................            292,950
      26,000    MCI, Inc.
                5.908%, due 05/01/07 ...........................             25,220
      26,000    MCI, Inc.
                6.688%, due 05/01/09 ...........................             24,050
      22,000    MCI, Inc.
                7.735%, due 05/01/14 ...........................             19,690
     555,000    Nortel Networks, Ltd.
                6.125%, due 02/15/06 ...........................            557,775
      20,000    NTL Cable PLC (C)(D)
                8.750%, due 04/15/14 ...........................             20,500
     275,000    Paxson Communications Corp.
                10.750%, due 07/15/08 ..........................            279,125
     450,000    Paxson Communications Corp. (B)
                12.250%, due 01/15/09 ..........................            391,500
     145,000    Rogers Wireless Communications, Inc. (C)
                6.375%, due 03/01/14 ...........................            133,400
     201,000    Rural Cellular Corp.
                9.750%, due 01/15/10 ...........................            182,407
     280,000    Rural Cellular Corp.
                9.875%, due 02/01/10 ...........................            277,900
      65,000    Rural Cellular Corp. (C)
                8.250%, due 03/15/12 ...........................             66,463
     225,000    Time Warner Telecom Holdings, Inc. (C)
                9.250%, due 02/15/14 ...........................            216,000
     150,000    Time Warner Telecom, Inc.
                10.125%, due 02/01/11 ..........................            136,500
      90,000    US Unwired, Inc. (C)
                10.000%, due 06/15/12 ..........................             90,900
                                                                      -------------
                                                                          6,824,851
                                                                      -------------
                TRANSPORTATION - 0.91%
     165,000    CHC Helicopter Corp. (C)
                7.375%, due 05/01/14 ...........................            162,112
     260,000    GulfMark Offshore, Inc.
                8.750%, due 06/01/08 ...........................            266,500
     365,000    Kansas City Southern Railway Co.
                7.500%, due 06/15/09 ...........................            365,000
      90,000    Stena AB (D)
                9.625%, due 12/01/12 ...........................             99,900
                                                                      -------------
                                                                            893,512
                                                                      -------------
                UTILITIES - 1.95%
     210,000    Empresa Nacional de Electricidad S.A. (D)
                8.350%, due 08/01/13 ...........................            224,178
      55,000    Illinois Power Co.
                11.500%, due 12/15/10 ..........................             65,038
     350,000    Midwest Generation LLC (C)
                8.750%, due 05/01/34 ...........................            353,500
     300,000    Mirant Americas Generation LLC (E)
                8.300%, due 05/01/11 ...........................            225,000
     185,000    Mission Energy Holding Co.
                13.500%, due 07/15/08 ..........................            206,969
      55,000    Nevada Power Co. (C)
                6.500%, due 04/15/12 ...........................             52,250
     500,000    PSEG Energy Holdings, Inc.
                8.625%, due 02/15/08 ...........................            537,500
      95,000    Sierra Pacific Power Co. (C)
                6.250%, due 04/15/12 ...........................             89,300
     170,000    Sierra Pacific Resources (C)
                8.625%, due 03/15/14 ...........................            165,750
                                                                      -------------
                                                                          1,919,485
                                                                      -------------
                WASTE DISPOSAL - 1.59%
     165,000    Allied Waste Industries, Inc., Series B
                8.875%, due 04/01/08 ...........................            180,675
     280,000    Allied Waste Industries, Inc. (C)
                6.500%, due 11/15/10 ...........................            277,200
   1,055,000    Allied Waste Industries, Inc.
                7.875%, due 04/15/13 ...........................          1,102,475
                                                                      -------------
                                                                          1,560,350
                                                                      -------------
                TOTAL CORPORATE NOTES AND BONDS ................         85,205,680
                                                                      -------------
                ( Cost $85,131,596 )

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)     35
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 0.50%

                INDUSTRIALS - 0.09%
       3,536    Hayes Lemmerz International, Inc. * ............     $       53,393
       2,431    Thermadyne Holdings Corp. * ....................             34,095
                                                                     --------------
                                                                             87,488
                                                                     --------------
                TELECOMMUNICATIONS - 0.20%
       9,976    MCI, Inc. * ....................................            143,954
         581    NTL, Inc. * ....................................             33,477
       3,325    Song Networks Holding AB * .....................             23,416
                                                                     --------------
                                                                            200,847
                                                                     --------------
                UTILITIES - 0.21%
      10,665    DPL, Inc. ......................................            207,114
                                                                     --------------
                TOTAL COMMON STOCKS ............................            495,449
                                                                     --------------
                ( Cost $520,877 )

PREFERRED STOCKS - 0.00%

                INDUSTRIALS - 0.00%
          11    HLI Operating Co., Inc..........................                916
                                                                     --------------
                MEDIA - 0.00%
           1    PTV, Inc. ......................................                  8
                                                                     --------------
               TELECOMMUNICATIONS - 0.00%
         360    Song Networks Holding AB (L) ...................                406
                                                                     --------------
                TOTAL PREFERRED STOCKS .........................              1,330
                                                                     --------------
                 ( Cost $1,060 )

WARRANTS AND RIGHTS - 0.00%

                COMMUNICATION - 0.00%
          50    GT Group Telecom, Inc., Exp. 02/01/10 (C) *                       0
                                                                     --------------
                INDUSTRIALS - 0.00%
         236    Thermadyne Holdings Corp., Class B, Exp.
                05/23/06 * .....................................                 71
                                                                     --------------
                TOTAL WARRANTS AND RIGHTS ......................                 71
                                                                     --------------
                ( Cost $3,448 )

                                                                           Value
Par Value                                                                (Note 2)
---------                                                                --------
FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 0.79%

                BRAZIL - 0.29%
$    102,031    Federal Republic of Brazil (D)
                8.000%, due 04/15/14 ...........................     $       93,103
     204,000    Federal Republic of Brazil (D)
                11.000%, due 08/17/40 ..........................            192,270
                                                                     --------------
                                                                            285,373
                                                                     --------------
                PANAMA - 0.17%
     167,000    Panama Government International Bond (D)
                9.375%, due 01/16/23 ...........................            170,340
                                                                     --------------
                RUSSIA - 0.15%
      99,000    Russia Government International Bond (D) ......
                12.750%, due 06/24/28 ..........................            144,045
                                                                     --------------
                UKRAINE - 0.18%
     191,000    Ukraine Government International Bond (C)(D)
                7.650%, due 06/11/13 ...........................           181,928
                                                                     --------------
                TOTAL FOREIGN GOVERNMENT AND AGENCY
                OBLIGATIONS   ..................................            781,686
                                                                     --------------
                ( Cost $838,053 )

CERTIFICATE OF DEPOSIT - 4.12%

   4,055,139    State Street Eurodollar ........................          4,055,139
                                                                     --------------
                TOTAL CERTIFICATE OF DEPOSIT ...................          4,055,139
                                                                     --------------
                ( Cost $4,055,139 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  36       HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                         Value
Shares                                                                  (Note 2)
------                                                                  --------
INVESTMENT COMPANIES - 22.57%
   4,418,844    SSgA Prime Money Market Fund  ..................     $    4,418,844
                                                                     --------------
  17,781,543    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................         17,781,543
                                                                     --------------
                TOTAL INVESTMENT COMPANIES   ...................         22,200,387
                                                                     --------------
                ( Cost $22,200,387 )
TOTAL INVESTMENTS  - 116.40% ...................................        114,510,283
                                                                     -------------
( Cost $114,516,002** ).........................................
NET OTHER ASSETS AND LIABILITIES  - (16.40)%                            (16,137,746)
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $   98,372,537
                                                                     ==============

-------------------------------
  *   Non-income producing.
 **   Aggregate cost for federal income tax purposes was $114,547,722.
(A)   Rate noted represents annualized yield at time of purchase.
(B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 7.42% of total net assets.
(E)   In Default.
(F) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 1.40% of total net assets.
(G)   Floating rate or variable rate note.
(H)   Security purchased on a delayed delivery or when-issued basis.
(I)   Represents collateral held in connection with securities lending.
(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
PLC   Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                Appreciation/
Currency       Settlement Date    Local Amount    Face Amount       Value      (Depreciation)
--------       ---------------    ------------    -----------       -----       ------------
Euro (sell)       08/04/04            40,163         $48,585        $48,889         $(304)
Euro (sell)       08/04/04           315,000        $380,741       $383,439       $(2,698)
Euro (sell)       08/16/04         1,022,404      $1,235,576     $1,244,328       $(8,752)
Euro (sell)       08/16/04            90,414        $109,929       $110,040         $(111)
Euro (sell)       08/16/04            62,207         $75,547        $75,710         $(163)
                                                                                 --------

                                                                                 $(12,028)
                                                                                 ========

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
           BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)            37
--------------------------------------------------------------------------------

                                                                          Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 61.64%

                CONSUMER DISCRETIONARY - 6.71%
     189,000    Carnival Corp. .................................     $    8,883,000
      70,940    Comcast Corp., Class A * .......................          1,988,448
     154,300    Cox Communications, Inc., Class A * ............          4,287,997
     151,800    Home Depot, Inc. ...............................          5,343,360
     236,900    McDonald's Corp. ...............................          6,159,400
     263,100    Target Corp. ...................................         11,173,857
      89,500    Tiffany & Co. ..................................          3,298,075
      58,700    Viacom, Inc., Class B ..........................          2,096,764
     267,000    Walt Disney Co. ................................          6,805,830
                                                                     --------------
                                                                         50,036,731
                                                                     --------------
                CONSUMER STAPLES - 6.82%
     148,000    Coca-Cola Co. ..................................          7,471,040
     214,952    CVS Corp. ......................................          9,032,283
     146,800    General Mills, Inc. ............................          6,977,404
     143,600    Kimberly-Clark Corp. ...........................          9,460,368
      73,000    Procter & Gamble Co. ...........................          3,974,120
     294,400    Sara Lee Corp. .................................          6,768,256
     136,000    Wal-Mart Stores, Inc. ..........................          7,175,360
                                                                     --------------
                                                                         50,858,831
                                                                     --------------
                ENERGY - 4.73%
      65,000    Anadarko Petroleum Corp. .......................          3,809,000
      96,346    BP PLC, ADR ....................................          5,161,255
      78,300    Devon Energy Corp. .............................          5,167,800
     163,100    Exxon Mobil Corp. ..............................          7,243,271
      44,900    Kerr-McGee Corp. ...............................          2,414,273
     109,400    Marathon Oil Corp. .............................          4,139,696
      92,400    Schlumberger, Ltd. .............................          5,868,324
      52,062    Transocean, Inc. * .............................          1,506,675
                                                                     --------------
                                                                         35,310,294
                                                                     --------------
                FINANCIALS - 12.70%
      84,600    ACE, Ltd. ......................................          3,576,888
     176,914    Allstate Corp. .................................          8,235,347
     104,800    American International Group, Inc. .............          7,470,144
     161,998    Bank of America Corp. ..........................         13,708,271
     129,890    Bank One Corp. .................................          6,624,390
      33,700    Chubb Corp. ....................................          2,297,666
     310,205    Citigroup, Inc.   ..............................         14,424,532
      38,900    Goldman Sachs Group, Inc.   ....................          3,662,824
      96,300    Marsh & McLennan Cos., Inc. ....................          4,370,094
     106,900    Morgan Stanley   ...............................          5,641,113
     130,100    National City Corp. ............................          4,554,801
     188,800    Prudential Financial, Inc. .....................          8,773,536
      59,500    SunTrust Banks, Inc. ...........................          3,866,905
     131,500    Wells Fargo & Co. ..............................          7,525,745
                                                                     --------------
                                                                         94,732,256
                                                                     --------------
                HEALTH CARE - 7.29%
     131,900    Abbott Laboratories ............................          5,376,244
     174,600    Applera Corp. - Applied Biosystems Group........          3,797,550
     168,600    Baxter International, Inc. .....................          5,818,386
     215,200    Bristol-Myers Squibb Co. .......................          5,272,400
      40,300    Genzyme Corp. * ................................          1,907,399
     147,350    GlaxoSmithKline PLC, ADR .......................          6,109,131
      14,080    Hospira, Inc. * ................................            388,608
     277,300    IMS Health, Inc. ...............................          6,499,912
      74,500    MedImmune, Inc. * ..............................          1,743,300
     344,519    Pfizer, Inc. ...................................         11,810,111
     157,300    Wyeth ..........................................          5,687,968
                                                                     --------------
                                                                         54,411,009
                                                                     --------------
                INDUSTRIALS - 7.60%
     110,700    Burlington Northern Santa Fe Corp. .............          3,882,249
     118,100    Dover Corp. ....................................          4,972,010
      69,100    Emerson Electric Co. ...........................          4,391,305
      56,900    FedEx Corp. ....................................          4,648,161
     294,800    General Electric Co. ...........................          9,551,520
     183,400    Honeywell International, Inc. ..................          6,717,942
      61,000    Illinois Tool Works, Inc. ......................          5,849,290
      87,400    Textron, Inc. ..................................          5,187,190
      69,100    United Technologies Corp. ......................          6,321,268
     168,200    Waste Management, Inc. .........................          5,155,330
                                                                     --------------
                                                                         56,676,265
                                                                     --------------
                INFORMATION TECHNOLOGY - 10.42%
     336,000    ADC Telecommunications, Inc. * .................            954,240
     137,100    Applied Materials, Inc. * ......................          2,689,902
     233,400    Autodesk, Inc. .................................          9,991,854
     139,500    Celestica, Inc. * ..............................          2,783,025
     193,100    Cisco Systems, Inc. * ..........................          4,576,470
     125,500    Computer Sciences Corp. * ......................          5,826,965
      67,100    Dell, Inc. * ...................................          2,403,522
     146,100    EMC Corp. * ....................................          1,665,540
     103,441    First Data Corp. ...............................          4,605,171
     182,700    Hewlett-Packard Co. ............................          3,854,970
      82,100    Intel Corp. ....................................          2,265,960
      92,100    International Business Machines Corp. ..........          8,118,615
     119,748    Koninklijke Philips Electronics N.V., ADR ......          3,257,146
     140,400    Micron Technology, Inc. * ......................          2,149,524
     261,800    Microsoft Corp. ................................          7,477,008
     307,200    Motorola, Inc. .................................          5,606,400
     205,700    PeopleSoft, Inc. * .............................          3,805,450
     178,100    Texas Instruments, Inc. ........................          4,306,458
      49,964    VERITAS Software Corp. * .......................          1,384,003
                                                                     --------------
                                                                         77,722,223
                                                                     --------------
                MATERIALS - 1.81%
      95,400    Alcoa, Inc.   ..................................          3,151,062
     109,700    E.I. du Pont de Nemours & Co. ..................          4,872,874
     132,700    Rohm and Haas Co. ..............................          5,517,666
                                                                     --------------
                                                                         13,541,602
                                                                     --------------
                TELECOMMUNICATION SERVICES - 2.22%
     104,200    ALLTEL Corp. ...................................          5,274,604
     289,700    SBC Communications, Inc. .......................          7,025,225
     118,412    Verizon Communications, Inc. ...................          4,285,330
                                                                     --------------
                                                                         16,585,159
                                                                     --------------
                UTILITIES - 1.34%
      46,000    Ameren Corp. ...................................          1,976,160
      26,800    Consolidated Edison, Inc. ......................          1,065,568
      68,200    FPL Group, Inc. ................................          4,361,390
      59,000    Progress Energy, Inc. ..........................          2,598,950
                                                                     --------------
                                                                         10,002,068
                                                                     --------------
                TOTAL COMMON STOCKS ............................        459,876,438
                                                                     --------------
                   ( Cost $375,485,564 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  38      BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                            Value
Par Value                                                                  (Note 2)
---------                                                                  --------
ASSET BACKED - 1.62%
$  3,116,504    ABSC Long Beach Home Equity Loan Trust,
                Series 2000-LB1, Class AF5
                8.050%, due 09/21/30 ...........................     $    3,305,203
   1,500,000    ABSC Manufactured Housing Contract,
                Series 2004-OK1, Class A4 (C)
                5.019%, due 04/16/30 ...........................          1,181,700
   1,100,000    Ameriquest Mortgage Co.,
                Series 2004-FR1, Class M2
                5.207%, due 05/25/34 ...........................          1,057,893
   1,120,000    GMAC Home Equity Loan Trust,
                Series 2004-HE2, Class M1
                3.950%, due 10/25/33 ...........................          1,077,235
   1,720,658    Green Tree Financial Corp.,
                Series 1996-1, Class M1
                7.000%, due 03/15/27 ...........................          1,651,832
   2,100,000    Green Tree Home Equity Loan Trust,
                Series 1999-A, Class B1
                8.970%, due 11/15/27 ...........................          2,309,677
   1,500,000    Residential Asset Mortgage Products, Inc.,
                Series 2003-RS9, Class AI5
                4.990%, due 03/25/31 ...........................          1,514,206
                                                                     --------------
                TOTAL ASSET BACKED .............................         12,097,746
                                                                     --------------
                ( Cost $12,105,539 )

COMMERCIAL MORTGAGE BACKED - 0.90%
   1,400,000    Greenwich Capital Commercial Funding Corp.,
                Series 2004-GG1, Class A7
                5.317%, due 06/10/36 ...........................          1,397,814
   2,760,333    Morgan Stanley Capital I, Inc., Series
                1999-CAM1, Class A3
                6.920%, due 03/15/32 ...........................          2,944,416
   2,500,000    Morgan Stanley Capital I, Inc.,
                Series 2004-TP13, Class A3
                4.390%, due 09/13/45 ...........................          2,389,158
                                                                     --------------
                TOTAL COMMERCIAL MORTGAGE BACKED ...............          6,731,388
                                                                     --------------
                ( Cost $6,777,878 )

PRIVATE LABEL MORTGAGE BACKED - 0.76%
   5,564,316    Countrywide Alternative Loan Trust,
                Series 2002-5, Class A10
                6.750%, due 06/25/32 ...........................          5,628,105
                                                                     --------------
                TOTAL PRIVATE LABEL MORTGAGE BACKED ............          5,628,105
                                                                     --------------
                ( Cost $5,649,517 )

CORPORATE NOTES AND BONDS - 9.69%

                CABLE - 0.43%
   1,500,000    Comcast Cable Communications, Inc.
                6.875%, due 06/15/09 ...........................          1,636,875
   1,600,000    Comcast Corp.
                5.300%, due 01/15/14 ...........................          1,540,126
                                                                     --------------
                                                                          3,177,001
                                                                     --------------
                CONSUMER DISCRETIONARY - 0.20%
   1,500,000    Carnival Corp.
                3.750%, due 11/15/07 ...........................          1,483,034
                                                                     --------------
                CONSUMER STAPLES - 0.18%
   1,400,000    Safeway, Inc.
                4.125%, due 11/01/08 ...........................          1,370,377
                                                                     --------------
                ENERGY - 1.09%
   1,000,000    Centerpoint Energy, Inc.
                7.875%, due 04/01/13 ...........................          1,118,908
   2,500,000    ConocoPhillips
                8.500%, due 05/25/05 ...........................          2,628,383
   2,500,000    Occidental Petroleum Corp.
                5.875%, due 01/15/07 ...........................          2,635,110
   1,700,000    Pemex Project Funding Master Trust
                7.375%, due 12/15/14 ...........................          1,734,000
                                                                     --------------
                                                                          8,116,401
                                                                     --------------
                FINANCE - 2.25%
   2,000,000    American Association of Retired Persons (C)
                7.500%, due 05/01/31 ...........................          2,263,188
   1,500,000    American General Finance Corp.
                4.625%, due 09/01/10 ...........................          1,481,232
   2,000,000    Bear Stearns Cos., Inc.
                7.800%, due 08/15/07 ...........................          2,230,318
   1,500,000    CIT Group, Inc.
                7.375%, due 04/02/07 ...........................          1,641,055
   1,000,000    Countrywide Home Loans, Inc.
                6.840%, due 10/22/04 ...........................          1,014,464
   1,350,000    Household Finance Corp.
                6.500%, due 11/15/08 ...........................          1,458,613
   2,500,000    Merrill Lynch & Co., Inc.
                7.375%, due 05/15/06 ...........................          2,702,630
   2,000,000    U.S. Bank N.A.
                6.300%, due 02/04/14 ...........................          2,128,516
   2,000,000    Wells Fargo & Co.
                3.125%, due 04/01/09 ...........................          1,898,456
                                                                     --------------
                                                                         16,818,472
                                                                     --------------
                INDUSTRIALS - 1.94%
   2,000,000    Caterpillar Financial Services Corp.
                2.500%, due 10/03/06 ...........................          1,965,062
   2,000,000    Ford Motor Credit Co.
                7.600%, due 08/01/05 ...........................          2,093,728
   2,000,000    Ford Motor Credit Co.
                5.800%, due 01/12/09 ...........................          2,018,798
   2,000,000    GE Global Insurance Holding Corp.
                7.000%, due 02/15/26 ...........................          2,095,952
   2,250,000    General Motors Acceptance Corp.
                6.125%, due 08/28/07 ...........................          2,347,778
   2,250,000    General Motors Acceptance Corp.
                6.875%, due 09/15/11 ...........................          2,306,918
   1,500,000    Waste Management, Inc.
                6.875%, due 05/15/09 ...........................          1,646,949
                                                                     --------------
                                                                         14,475,185
                                                                     --------------
                PIPELINE - 0.35%
   2,500,000    Kinder Morgan, Inc.
                6.650%, due 03/01/05 ...........................          2,569,463
                                                                     --------------
                TELECOMMUNICATIONS - 1.29%
   2,000,000    Bellsouth Capital Funding Corp.
                7.875%, due 02/15/30 ...........................          2,317,298
   2,250,000    SBC Communications, Inc.
                5.875%, due 08/15/12 ...........................          2,309,333

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
     BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)      39
--------------------------------------------------------------------------------

                                                                           Value
Par Value                                                                 (Note 2)
---------                                                                 --------
CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
$    775,000    Sprint Capital Corp.
                7.125%, due 01/30/06 ...........................     $      820,144
   1,500,000    Telephone & Data Systems, Inc.
                7.000%, due 08/01/06 ...........................          1,602,699
   2,500,000    Verizon Wireless Capital LLC
                5.375%, due 12/15/06 ...........................          2,606,347
                                                                     --------------
                                                                          9,655,821
                                                                     --------------
                TRANSPORTATION - 0.29%
   2,000,000    Norfolk Southern Corp.
                7.250%, due 02/15/31 ...........................          2,194,914
                                                                     --------------
                UTILITIES - 1.67%
   2,000,000    DTE Energy Co.
                6.450%, due 06/01/06 ...........................          2,103,460
   2,000,000    Energy East Corp.
                8.050%, due 11/15/10 ...........................          2,314,664
   2,532,928    Niagara Mohawk Power Corp., Series F
                7.625%, due 10/01/05 ...........................          2,659,057
   2,000,000    Progress Energy, Inc.
                7.750%, due 03/01/31 ...........................          2,241,758
   3,000,000    Virginia Electric and Power Co., Series A
                5.750%, due 03/31/06 ...........................          3,130,512
                                                                     --------------
                                                                         12,449,451
                                                                     --------------
                TOTAL CORPORATE NOTES AND BONDS ................         72,310,119
                                                                     --------------
                ( Cost $70,154,997 )

MORTGAGE BACKED - 10.04%

                FEDERAL HOME LOAN MORTGAGE CORP.- 1.79%
   4,768,030    7.000%, due 07/15/27 Series 1974, Class ZA ....           4,961,931
     324,619    8.000%, due 06/01/30 Pool # C01005 ............             352,504
   1,202,475    6.500%, due 01/01/32 Pool # C62333 ............           1,255,234
     428,886    6.500%, due 03/01/32 Pool # C65648 ............             447,339
   6,570,128    5.000%, due 07/01/33 Pool # A11325 ............           6,362,524
                                                                     --------------
                                                                         13,379,532
                                                                     --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.18%
   1,211,549    6.000%, due 05/01/16 Pool # 582558 ............           1,264,206
   4,893,571    5.000%, due 12/01/17 Pool # 672243 ............           4,915,861
   3,523,348    4.500%, due 10/01/18 Pool # 740730 ............           3,452,382
   1,166,039    6.000%, due 05/01/21 Pool # 253847 ............           1,205,195
     919,540    7.000%, due 11/01/31 Pool # 607515 ............             972,407
     825,053    6.000%, due 02/01/32 Pool # 611619 ............             844,911
     769,186    7.000%, due 05/01/32 Pool # 644591 ............             813,409
   3,984,626    6.500%, due 06/01/32 Pool # 545691 ............           4,151,932
   2,546,984    6.500%, due 06/01/32 Pool # 650513 ............           2,653,926
   3,183,953    6.000%, due 05/01/33 Pool # 555521 ............           3,256,219
   4,451,862    6.000%, due 08/01/33 Pool # 734849 ............           4,550,193
   2,728,352    6.000%, due 08/01/33 Pool # 738061 ............           2,788,614
   3,563,283    5.500%, due 10/01/33 Pool # 254904 ............           3,556,528
  12,387,429    5.500%, due 11/01/33 Pool # 555880 ............          12,363,948
   6,992,165    5.000%, due 05/01/34 Pool # 780890 ............           6,762,382
                                                                     --------------
                                                                         53,552,113
                                                                     --------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.07%
   2,100,000    5.008%, due 12/16/25 Series 2004-43, Class C ...          2,090,156
     565,147    7.500%, due 05/20/30 Pool # 002921 .............            609,099
      53,217    7.500%, due 08/20/30 Pool # 002957 .............             57,355
     829,365    6.500%, due 04/20/31 Pool # 003068 .............            865,716
   4,200,000    6.000%, due 07/20/32 Series 2002-50, Class PE ..          4,358,627
                                                                     --------------
                                                                          7,980,953
                                                                     --------------
                TOTAL MORTGAGE BACKED ..........................         74,912,598
                                                                     --------------
                ( Cost $74,824,677 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.35%

                FEDERAL FARM CREDIT BANK - 0.58%
   4,000,000    6.125%, due 12/29/15 ...........................          4,302,740
                                                                     --------------
                FEDERAL HOME LOAN MORTGAGE CORP.- 0.76%
   6,000,000    4.500%, due 01/15/14 ...........................          5,702,190
                                                                     --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.86%
   4,750,000    4.000%, due 09/02/08 ...........................          4,723,058
   3,000,000    6.250%, due 07/19/11 ...........................          3,007,086
     750,000    5.250%, due 08/01/12 ...........................            749,450
   2,900,000    4.125%, due 04/15/14 ...........................          2,666,959
   2,500,000    6.625%, due 11/15/30 ...........................          2,751,400
                                                                     --------------
                                                                         13,897,953
                                                                     --------------
                U.S. TREASURY BONDS - 0.97%
   6,450,000    6.250%, due 05/15/30 ...........................          7,221,730
                                                                     --------------
                U.S. TREASURY NOTES - 8.18%
   5,400,000    1.500%, due 03/31/06 ...........................          5,301,914
  13,500,000    2.000%, due 05/15/06 ...........................         13,340,214
  12,000,000    4.375%, due 05/15/07 ...........................         12,403,128
  10,000,000    2.625%, due 05/15/08 ...........................          9,686,330
   2,680,000    3.250%, due 01/15/09 ...........................          2,628,493
   4,900,000    2.625%, due 03/15/09 ...........................          4,662,272
   1,400,000    3.625%, due 05/15/13 ...........................          1,310,641
   1,500,000    4.250%, due 11/15/13 ...........................          1,459,980
   5,493,690    2.000%, due 01/15/14 (J)........................          5,461,068
   5,000,000    4.000%, due 02/15/14 ...........................          4,765,235
                                                                     --------------
                                                                         61,019,275
                                                                     --------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS   ..................................         92,143,888
                                                                     --------------
                ( Cost $93,255,879 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  40      BALANCED FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
INVESTMENT COMPANIES - 15.05%
           1    Nations Cash Reserves Fund ....................      $            1
           1    One Group Institutional Prime Money
                Market Fund  ..................................                   1
  19,593,713    SSgA Prime Money Market Fund...................          19,593,713
  92,668,859    State Street Navigator Securities
                Lending Prime Portfolio (I) ...................          92,668,859
                                                                     --------------

                TOTAL INVESTMENT COMPANIES ....................         112,262,574
                                                                     --------------
                ( Cost $112,262,574 )

OTHER INVESTMENTS (I) - 1.85% .................................          13,830,629
                                                                     --------------
TOTAL INVESTMENTS - 113.90% ...................................         849,793,485
                                                                     --------------
( Cost $764,347,254** )
NET OTHER ASSETS AND LIABILITIES - (13.90)%....................        (103,686,669)
                                                                     --------------
TOTAL NET ASSETS - 100.00% ....................................      $  746,106,816
                                                                     ==============

-------------------------------
  *   Non-income producing.
 **   Aggregate cost for federal income tax purposes was $764,751,481.
(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G)   Floating rate or variable rate note.
(H)   Security purchased on a delayed delivery or when-issued basis.
(I)   Represents collateral held in connection with securities lending.
(J) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principle amount.
ADR   American Depository Receipt.
PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)     41
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 97.34%

                CONSUMER DISCRETIONARY - 10.44%
     275,295    Comcast Corp., Class A * .......................     $    7,716,519
     548,900    Home Depot, Inc. ...............................         19,321,280
     883,000    McDonald's Corp. ...............................         22,958,000
     655,200    Target Corp. ...................................         27,826,344
     697,600    Time Warner, Inc. * ............................         12,263,808
     226,200    Viacom, Inc., Class B ..........................          8,079,864
     683,700    Walt Disney Co. ................................         17,427,513
                                                                     --------------
                                                                        115,593,328
                                                                     --------------
                CONSUMER STAPLES - 8.76%
     151,200    Altria Group, Inc. .............................          7,567,560
     112,800    Coca-Cola Co. ..................................          5,694,144
     523,400    General Mills, Inc. ............................         24,877,202
     297,200    Kimberly-Clark Corp. ...........................         19,579,536
     465,600    Kroger Co. * ...................................          8,473,920
     107,600    Procter & Gamble Co. ...........................          5,857,744
   1,086,200    Sara Lee Corp. .................................         24,971,738
                                                                     --------------
                                                                         97,021,844
                                                                     --------------
                ENERGY - 11.32%
     167,100    Anadarko Petroleum Corp. .......................          9,792,060
     128,600    Apache Corp. ...................................          5,600,530
     290,780    BP PLC, ADR ....................................         15,577,085
     193,973    ChevronTexaco Corp. ............................         18,254,799
     192,300    ConocoPhillips .................................         14,670,567
     119,000    Cooper Cameron Corp. * .........................          5,795,300
     199,000    Devon Energy Corp. .............................         13,134,000
     637,100    Exxon Mobil Corp. ..............................         28,293,611
     133,800    Schlumberger, Ltd. .............................          8,497,638
     197,346    Transocean, Inc. *  ............................          5,711,193
                                                                     --------------
                                                                        125,326,783
                                                                     --------------
                FINANCIALS - 24.79%
     585,026    Allstate Corp. .................................         27,232,960
     393,671    Bank of America Corp. ..........................         33,312,440
     437,340    Bank One Corp. .................................         22,304,340
      30,000    Bear Stearns Cos., Inc. ........................          2,529,300
          55    Berkshire Hathaway, Inc., Class A * ............          4,892,250
     863,614    Citigroup, Inc.  ...............................         40,158,051
     130,000    Fannie Mae .....................................          9,276,800
     112,000    Marsh & McLennan Cos., Inc. ....................          5,082,560
     380,600    Morgan Stanley   ...............................         20,084,262
     373,100    National City Corp. ............................         13,062,231
      73,000    Principal Financial Group, Inc. ................          2,538,940
     683,900    Prudential Financial, Inc. .....................         31,780,833
     130,000    St. Paul Travelers Cos., Inc. ..................          5,270,200
     181,100    SunTrust Banks, Inc. ...........................         11,769,689
     192,800    U.S. Bancorp ...................................          5,313,568
     432,100    Wachovia Corp. .................................         19,228,450
     313,700    Wells Fargo & Co. ..............................         17,953,051
      35,000    XL Capital, Ltd. ...............................          2,641,100
                                                                     --------------
                                                                        274,431,025
                                                                     --------------
                HEALTH CARE - 8.05%
     542,500    Baxter International, Inc. .....................         18,721,675
     702,400    Bristol-Myers Squibb Co. .......................         17,208,800
     390,850    GlaxoSmithKline PLC, ADR .......................         16,204,641
     349,800    Merck & Co., Inc. ..............................         16,615,500
     282,700    Pfizer, Inc. ...................................          9,690,956
     295,000    Wyeth ..........................................         10,667,200
                                                                     --------------
                                                                         89,108,772
                                                                     --------------
                INDUSTRIALS - 11.46%
     326,800    Burlington Northern Santa Fe Corp. .............         11,460,876
     340,700    Emerson Electric Co. ...........................         21,651,485
     350,000    General Electric Co. ...........................         11,340,000
     703,600    Honeywell International, Inc. ..................         25,772,868
      93,000    Masco Corp. ....................................          2,899,740
     380,800    Textron, Inc. ..................................         22,600,480
     179,600    United Technologies Corp.   ....................         16,429,808
     479,500    Waste Management, Inc. .........................         14,696,675
                                                                     --------------
                                                                        126,851,932
                                                                     --------------
                INFORMATION TECHNOLOGY - 10.69%
     307,000    Applied Materials, Inc. * ......................          6,023,340
     258,800    Automatic Data Processing, Inc. ................         10,838,544
     496,300    Computer Associates International, Inc. ........         13,926,178
     289,900    Computer Sciences Corp. * ......................         13,460,057
     555,400    EMC Corp. * ....................................          6,331,560
     716,435    Hewlett-Packard Co. ............................         15,116,778
     356,000    Intel Corp.   ..................................          9,825,600
     210,400    International Business Machines Corp. ..........         18,546,760
     891,200    Motorola, Inc. .................................         16,264,400
     330,400    Texas Instruments, Inc. ........................          7,989,072
                                                                     --------------
                                                                        118,322,289
                                                                     --------------
                MATERIALS - 4.33%
      55,000    Air Products & Chemicals, Inc. .................          2,884,750
     117,800    Alcan, Inc. ....................................          4,876,920
     230,000    Alcoa, Inc. ....................................          7,596,900
     132,450    Dow Chemical Co. ...............................          5,390,715
     428,000    E.I. du Pont de Nemours & Co. ..................         19,011,760
     129,700    Weyerhaeuser Co. ...............................          8,186,664
                                                                     --------------
                                                                         47,947,709
                                                                     --------------
                TELECOMMUNICATION SERVICES - 4.49%
     329,900    ALLTEL Corp. ...................................         16,699,538
     658,000    SBC Communications, Inc. .......................         15,956,500
     148,500    Telefonos de Mexico S.A. de C.V., ADR ..........          4,940,595
     334,435    Verizon Communications, Inc. ...................         12,103,203
                                                                     --------------
                                                                         49,699,836
                                                                     --------------
                UTILITIES - 3.01%
     176,000    Ameren Corp. ...................................          7,560,960
     198,300    Consolidated Edison, Inc. ......................          7,884,408
     115,400    FPL Group, Inc. ................................          7,379,830
     238,000    Progress Energy, Inc. ..........................         10,483,900
                                                                     --------------
                                                                         33,309,098
                                                                     --------------

                TOTAL COMMON STOCKS ............................      1,077,612,616
                                                                     --------------
                ( Cost $944,250,348 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  42 GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
INVESTMENT COMPANIES - 2.64%
           1    Nations Cash Reserves Fund .....................     $            1
           2    One Group Institutional Prime Money
                Market Fund ....................................                  2
  28,156,213    SSgA Prime Money Market Fund   .................         28,156,213
   1,078,000    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................          1,078,000
                                                                     --------------
                                                                         29,234,216
                                                                     --------------
                TOTAL INVESTMENT COMPANIES .....................         29,234,216
                                                                     --------------
                ( Cost $29,234,216 )
TOTAL INVESTMENTS  - 99.98% ....................................      1,106,846,832
                                                                     --------------
( Cost $973,484,564** )
NET OTHER ASSETS AND LIABILITIES  - 0.02% ......................            169,972
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $1,107,016,804
                                                                     ==============

-------------------------------
 *    Non-income producing.
**    Aggregate cost for federal income tax purposes was $973,639,838.
(I)   Represents collateral held in connection with securities lending.
ADR   American Depository Receipt.
PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)   43
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------

COMMON STOCKS - 96.40%

                CONSUMER DISCRETIONARY - 11.78%
     261,200    Brinker International, Inc. * ..................     $    8,912,144
     267,200    Carnival Corp. .................................         12,558,400
     415,200    Cox Communications, Inc., Class A * ............         11,538,408
     139,700    Home Depot, Inc. ...............................          4,917,440
     233,700    Kohl's Corp. * .................................          9,880,836
   1,138,800    Liberty Media Corp., Class A * .................         10,237,812
      56,940    Liberty Media International, Inc. * ............          2,112,474
      65,200    Target Corp. ...................................          2,769,044
     280,000    Tiffany & Co. ..................................         10,318,000
      81,800    Viacom, Inc., Class B ..........................          2,921,896
                                                                     --------------
                                                                         76,166,454
                                                                     --------------
                CONSUMER STAPLES - 9.89%
     236,700    Coca-Cola Co. ..................................         11,948,616
     242,800    CVS Corp. ......................................         10,202,456
     153,000    Estee Lauder Cos., Inc., Class A ...............          7,463,340
      66,200    General Mills, Inc. ............................          3,146,486
     268,700    Kraft Foods, Inc., Class A .....................          8,512,416
     190,800    Procter & Gamble Co. ...........................         10,387,152
     233,600    Wal-Mart Stores, Inc. ..........................         12,324,736
                                                                     --------------
                                                                         63,985,202
                                                                     --------------
                ENERGY - 8.08%
     188,770    Apache Corp. ...................................          8,220,933
      70,700    ChevronTexaco Corp. ............................          6,653,577
     191,500    ConocoPhillips .................................         14,609,535
     133,800    Marathon Oil Corp. .............................          5,062,992
     126,700    Noble Corp. * ..................................          4,800,663
     210,900    Weatherford International, Ltd. * ..............          9,486,282
     114,500    XTO Energy, Inc. ...............................          3,410,955
                                                                     --------------
                                                                         52,244,937
                                                                     --------------
                FINANCIALS - 16.73%
     103,700    ACE, Ltd. ......................................          4,384,436
     180,900    American International Group, Inc. .............         12,894,552
     159,900    Bank of America Corp. ..........................         13,530,738
     227,100    Bank of New York Co., Inc. .....................          6,694,908
      43,300    Chubb Corp. ....................................          2,952,194
     249,000    Citigroup, Inc. ................................         11,578,500
     155,900    Freddie Mac ....................................          9,868,470
      78,400    Goldman Sachs Group, Inc. ......................          7,382,144
     129,400    Marsh & McLennan Cos., Inc. ....................          5,872,172
     175,400    MetLife, Inc. ..................................          6,288,090
     183,900    U.S. Bancorp ...................................          5,068,284
      65,000    Wachovia Corp. .................................          2,892,500
     198,500    Wells Fargo & Co. ..............................         11,360,155
      60,800    XL Capital, Ltd. ...............................          4,587,968
      46,500    Zions Bancorporation   .........................          2,857,425
                                                                     --------------
                                                                        108,212,536
                                                                     --------------
                HEALTH CARE - 13.57%
     345,700    Abbott Laboratories ............................         14,090,732
     527,600    Applera Corp. - Applied Biosystems Group                 11,475,300
     316,400    Boston Scientific Corp. * ......................         13,541,920
      69,800    Genzyme Corp. * ................................          3,303,634
      34,570    Hospira, Inc. * ................................            954,132
     458,300    IMS Health, Inc. ...............................         10,742,552
     137,500    MedImmune, Inc. * ..............................          3,217,500
      66,100    Merck & Co., Inc. ..............................          3,139,750
     654,702    Pfizer, Inc. ...................................         22,443,185
     262,100    Schering-Plough Corp. ..........................          4,843,608
                                                                     --------------
                                                                         87,752,313
                                                                     --------------
                INDUSTRIALS - 12.32%
     293,000    Dover Corp. ....................................         12,335,300
     169,100    FedEx Corp. ....................................         13,813,779
      72,700    General Dynamics Corp. .........................          7,219,110
     406,400    General Electric Co. ...........................         13,167,360
     135,000    Honeywell International, Inc. ..................          4,945,050
     158,000    Illinois Tool Works, Inc. ......................         15,150,620
     235,000    Masco Corp. ....................................          7,327,300
     217,800    Pall Corp. .....................................          5,704,182
                                                                     --------------
                                                                         79,662,701
                                                                     --------------
                INFORMATION TECHNOLOGY - 17.68%
     839,300    ADC Telecommunications, Inc. * .................          2,383,612
     351,100    Altera Corp. *   ...............................          7,801,442
     287,700    Autodesk, Inc.   ...............................         12,316,437
     561,300    Cadence Design Systems, Inc. * .................          8,211,819
     291,600    Celestica, Inc. * ..............................          5,817,420
     265,600    Cisco Systems, Inc. * ..........................          6,294,720
     215,500    Dell, Inc. * ...................................          7,719,210
     478,400    EMC Corp. * ....................................          5,453,760
     160,965    First Data Corp. ...............................          7,166,162
     140,000    Hewlett-Packard Co. ............................          2,954,000
     138,700    KLA-Tencor Corp. * .............................          6,849,006
     396,000    Micron Technology, Inc. * ......................          6,062,760
     590,600    Microsoft Corp. ................................         16,867,536
      92,800    Novellus Systems, Inc. * .......................          2,917,632
     618,100    PeopleSoft, Inc. * .............................         11,434,850
     106,754    Skyworks Solutions, Inc. * .....................            931,963
     113,489    VERITAS Software Corp. * .......................          3,143,646
                                                                     --------------
                                                                        114,325,975
                                                                     --------------
                MATERIALS - 2.24%
     190,400    Praxair, Inc. ..................................          7,598,864
     164,800    Rohm and Haas Co. ..............................          6,852,384
                                                                     --------------
                                                                         14,451,248
                                                                     --------------
                TELECOMMUNICATION SERVICES - 2.61%
     126,000    BellSouth Corp. ................................          3,303,720
     217,300    CenturyTel, Inc. ...............................          6,527,692
     290,000    SBC Communications, Inc. .......................          7,032,500
                                                                     --------------
                                                                         16,863,912
                                                                     --------------
                UTILITIES - 1.50%
     151,900    FPL Group, Inc. ................................          9,714,005
                                                                     --------------

                TOTAL COMMON STOCKS ............................        623,379,283
                                                                     --------------
                ( Cost $517,856,808 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  44 CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
INVESTMENT COMPANIES - 5.46%
           1    One Group Institutional Prime Money
                Market Fund ....................................     $            1
  19,861,898    SSgA Prime Money Market Fund   .................         19,861,898
  15,488,551    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................         15,488,551
                                                                     --------------
                                                                         35,350,450
                                                                     --------------
                TOTAL INVESTMENT COMPANIES   ...................         35,350,450
                                                                     --------------
                ( Cost $35,350,450 )
TOTAL INVESTMENTS  - 101.86% ...................................        658,729,733
                                                                     --------------
( Cost $553,207,258** )
NET OTHER ASSETS AND LIABILITIES  - (1.86)% ....................        (12,051,108)
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $  646,678,625
                                                                     ==============

-------------------------------
 *    Non-income producing.
**    Aggregate cost for federal income tax purposes was $553,313,579.
(I)   Represents collateral held in connection with securities lending.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
        MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)          45
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 95.94%

                CONSUMER DISCRETIONARY - 15.85%
      72,700    Abercrombie & Fitch Co., Class A ...............     $    2,817,125
       6,600    ADVO, Inc. .....................................            217,272
     113,100    Belo Corp., Class A ............................          3,036,735
      10,900    Cato Corp. .....................................            244,705
      10,950    CEC Entertainment, Inc. * ......................            323,134
       8,100    Courier Corp. ..................................            338,094
      80,200    Darden Restaurants, Inc. .......................          1,648,110
      82,600    Ethan Allen Interiors, Inc. ....................          2,966,166
      14,300    Gildan Activewear, Inc. *   ....................            410,410
      22,625    Hibbett Sporting Goods, Inc. * .................            618,794
      98,500    Interpublic Group of Companies, Inc. * .........          1,352,405
      37,500    Interstate Hotels & Resorts, Inc. * ............            202,125
      48,300    Jones Apparel Group, Inc. ......................          1,906,884
      60,000    Linens 'N Things, Inc. * .......................          1,758,600
       6,400    Meritage Corp. * ...............................            440,320
      14,800    Modine Manufacturing Co. .......................            471,380
     125,100    Newell Rubbermaid, Inc. ........................          2,939,850
      30,100    O'Reilly Automotive, Inc. * ....................          1,360,520
      30,400    Outback Steakhouse, Inc. .......................          1,257,344
      20,800    Shoe Carnival, Inc. * ..........................            312,208
      20,100    Sonic Corp. * ..................................            457,275
      28,300    Spartan Motors, Inc. ...........................            346,675
       9,100    Stage Stores, Inc. * ...........................            342,706
      83,500    Talbots, Inc. ..................................          3,269,025
      25,000    WCI Communities, Inc. * ........................            557,750
      21,700    Yankee Candle Co., Inc. * ......................            634,725
                                                                     --------------
                                                                         30,230,337
                                                                     --------------
                CONSUMER STAPLES - 4.60%
      29,100    Casey's General Stores, Inc. ...................            532,530
     152,400    Hain Celestial Group, Inc. * ...................          2,758,440
      16,300    John B. Sanfilippo & Son, Inc. * ...............            435,536
      83,600    McCormick & Co., Inc. ..........................          2,842,400
       8,200    Mondavi Robert Corp. * .........................            303,564
      16,500    NBTY, Inc. * ...................................            484,935
       9,500    Riviana Foods, Inc. ............................            248,615
      19,200    Sensient Technologies Corp. ....................            412,416
      14,900    Universal Corp. ................................            759,006
                                                                     --------------
                                                                          8,777,442
                                                                     --------------
                ENERGY - 8.00%
      17,300    Amerada Hess Corp. .............................          1,369,987
      39,100    BJ Services Co. * ..............................          1,792,344
      16,200    Encore Aquisition Co. * ........................            451,980
      64,800    ENSCO International, Inc. ......................          1,885,680
      49,800    Forest Oil Corp. * .............................          1,360,536
      39,900    Magnum Hunter Resources, Inc. ..................            414,162
      31,500    Marathon Oil Corp. .............................          1,191,960
      51,500    Pioneer Natural Resources Co. ..................          1,806,620
      32,900    Plains Exploration and Production Co. * ......              603,715
      45,900    Smith International, Inc. * ....................          2,559,384
       9,600    St. Mary Land & Exploration Co. ................            342,240
      16,300    Valero Energy Corp. ............................          1,202,288
      16,400    Vintage Petroleum, Inc. ........................            278,308
                                                                     --------------
                                                                         15,259,204
                                                                     --------------
                FINANCIALS - 22.24%
      17,800    1st Source Corp. ...............................            444,644
      25,400    Acadia Realty Trust ............................            348,996
      10,700    Alexandria Real Estate Equities, Inc. ..........            607,546
      19,700    American Capital Strategies, Ltd. ..............            551,994
      17,500    AMERIGROUP Corp. * .............................            861,000
      61,176    Associated Banc-Corp. ..........................          1,812,645
      27,500    Assured Guaranty, Ltd. * .......................            466,125
      39,300    Bear Stearns Cos., Inc. ........................          3,313,383
       8,700    Century Bancorp, Inc., Class A .................            286,143
       5,200    Chelsea Property Group, Inc. ...................            339,144
      93,300    Colonial BancGroup, Inc. .......................          1,695,261
      37,200    Compass Bancshares, Inc. .......................          1,599,600
      14,400    Delphi Financial Group, Inc., Class A ..........            640,800
       7,700    Financial Federal Corp. * ......................            271,502
      12,200    First Midwest Bancorp, Inc. ....................            429,562
      50,300    FirstMerit Corp. ...............................          1,326,411
      13,500    Getty Realty Corp. .............................            339,660
      78,400    Hibernia Corp., Class A ........................          1,905,120
      18,100    IPC Holdings, Ltd. .............................            668,433
      43,700    Jefferson-Pilot Corp. ..........................          2,219,960
      12,915    Laurentian Bank Of Canada ......................            270,612
      11,700    Maguire Properties, Inc. .......................            289,809
      55,800    Marshall & Ilsley Corp. ........................          2,181,222
      37,500    National Commerce Financial Corp. ............            1,218,750
      37,400    NewAlliance Bancshares, Inc. * .................            522,104
      25,200    Platinum Underwriters Holdings,
                Ltd. (Bermuda) .................................            766,836
      72,300    Principal Financial Group, Inc. ................          2,514,594
      60,500    Protective Life Corp. ..........................          2,339,535
      23,100    PS Business Parks, Inc. ........................            929,544
      33,600    Radian Group, Inc. .............................          1,609,440
      15,400    RAIT Investment Trust   ........................            379,610
      29,100    Reinsurance Group of America, Inc. .............          1,182,915
      52,400    SAFECO Corp. ...................................          2,305,600
      19,000    Scottish Re Group Ltd. .........................            441,750
      21,400    Sky Financial Group, Inc. ......................            529,222
      19,000    SL Green Realty Corp. ..........................            889,200
      26,800    TCF Financial Corp. ............................          1,555,740
      26,900    Torchmark Corp. ................................          1,447,220
      51,900    Universal American Financial Corp. * ...........            569,862
      14,100    Ventas, Inc. ...................................            329,235
                                                                     --------------
                                                                         42,400,729
                                                                     --------------
                HEALTH CARE - 6.45%
      18,300    AmSurg Corp. * .................................            459,879
      65,200    Apogent Technologies, Inc. * ...................          2,086,400
      52,600    Becton, Dickinson and Co. ......................          2,724,680
       8,950    CorVel Corp. * .................................            253,733
       5,800    Covance, Inc. * ................................            223,764
      38,800    IDEXX Laboratories, Inc. * .....................          2,442,072
      17,600    MAXIMUS, Inc. * ................................            624,096
      64,700    Omnicare, Inc. .................................          2,769,807
      23,200    PolyMedica Corp. ...............................            720,128
                                                                     --------------
                                                                         12,304,559
                                                                     --------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  46      MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS (CONTINUED)

                INDUSTRIALS - 15.08%
      19,200    Albany International Corp., Class A ............     $      644,352
      31,500    Avery Dennison Corp. ...........................          2,016,315
      10,500    Carlisle Cos., Inc. ............................            653,625
      51,300    CSX Corp. ......................................          1,681,101
      12,800    Curtiss-Wright Corp., Class B   ................            688,256
      25,500    Deswell Industries, Inc. (Hong Kong) ...........            614,550
      35,025    Genesee & Wyoming, Inc. * ......................            830,092
      28,000    Ingersoll-Rand Co., Class A ....................          1,912,680
      29,500    Kadant, Inc. * .................................            682,335
      57,600    Manpower, Inc. .................................          2,924,352
      57,800    Mueller Industries, Inc. .......................          2,069,240
      34,800    Parker-Hannifin Corp. ..........................          2,069,208
      25,600    Quixote Corp. ..................................            513,280
      44,800    R. R. Donnelley & Sons Co. .....................          1,479,296
      89,800    Republic Services, Inc., Class A ...............          2,598,812
      14,500    Simpson Manufacturing Co., Inc. ................            813,740
      38,100    Teleflex, Inc. .................................          1,910,715
       7,200    Trex Co., Inc. *   .............................            271,800
      30,700    United Stationers, Inc. * ......................          1,219,404
      17,400    USF Corp. ......................................            611,262
      32,000    W.W. Grainger, Inc. ............................          1,840,000
      21,350    Werner Enterprises, Inc. .......................            450,485
      27,500    Wolverine Tube, Inc. (K)(L)* ...................            269,775
                                                                     --------------
                                                                         28,764,675
                                                                     --------------
                INFORMATION TECHNOLOGY - 10.16%
      35,800    Affiliated Computer Services, Inc., Class A *             1,895,252
      79,900    Andrew Corp. * .................................          1,598,799
       6,300    ANSYS, Inc. * ..................................            296,100
      56,800    Arrow Electronics, Inc. * ......................          1,523,376
     164,300    Atmel Corp. * ..................................            972,656
      30,500    ATMI, Inc. * ...................................            832,955
      11,400    Black Box Corp. ................................            538,764
      66,250    Cable Design Technologies Corp. * ..............            702,250
      67,500    Convergys Corp. * ..............................          1,039,500
      30,400    DuPont Photomasks, Inc. * ......................            618,032
      36,800    ESS Technology, Inc. * .........................            394,128
       7,100    Intergraph Corp. * .............................            183,606
      64,900    Intersil Corp., Class A ........................          1,405,734
      83,600    LSI Logic Corp. * ..............................            637,032
      82,500    McDATA Corp., Class B * ........................            421,575
      23,200    Molex, Inc. ....................................            744,256
      30,100    Pericom Semiconductor Corp. * ..................            322,371
      48,700    Reynolds and Reynolds Co., Class A .............          1,126,431
      49,700    SunGard Data Systems, Inc. * ...................          1,292,200
      63,400    Synopsys, Inc. * ...............................          1,802,462
      18,700    Technitrol, Inc. * .............................            409,530
      16,100    Varian Semiconductor Equipment
                Associates, Inc. * .............................            620,816
                                                                     --------------
                                                                         19,377,825
                                                                     --------------
                 MATERIALS - 5.77%
      8,000      Aber Diamond Corp. * ..........................            237,360
     61,500      Air Products & Chemicals, Inc. ................          3,225,675
     12,300      AptarGroup, Inc. ..............................            537,387
      7,200      Florida Rock Industries, Inc. .................            303,624
     69,400      Martin Marietta Materials, Inc. ...............          3,076,502
    105,697      MeadWestvaco Corp. ...........................          3,106,435
     39,000      Meridian Gold, Inc. * .........................            505,830
                                                                     --------------
                                                                         10,992,813
                                                                     --------------
                 TELECOMMUNICATION SERVICES - 0.87%
     55,100      CenturyTel, Inc. ..............................          1,655,204
                                                                     --------------
                 UTILITIES - 6.92%
     95,800      Alliant Energy Corp. ..........................          2,498,464
     46,000      Ameren Corp. ..................................          1,976,160
     12,500      Black Hills Corp. .............................            393,750
     57,200      Constellation Energy Group, Inc. ..............          2,167,880
     11,000      New Jersey Resources Corp. ....................            457,380
    110,000      Pepco Holdings, Inc. ..........................          2,010,800
     40,950      PNM Resources, Inc. ...........................            850,531
     16,900      Weststar Energy, Inc. .........................            336,479
     15,000      WGL Holdings, Inc. ............................            430,800
     63,800      Wisconsin Energy Corp. ........................          2,080,518
                                                                     --------------
                                                                         13,202,762
                                                                     --------------
                 TOTAL COMMON STOCKS ...........................        182,965,550
                                                                     --------------
                 ( Cost $149,058,453 )

INVESTMENT COMPANIES - 13.09%
   7,169,872    SSgA Prime Money Market Fund ...................          7,169,872
  17,795,121    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................         17,795,121
                                                                     --------------

                                                                         24,964,993
                                                                     --------------
                TOTAL INVESTMENT COMPANIES .....................         24,964,993
                                                                     --------------
                ( Cost $24,964,993 )
TOTAL INVESTMENTS  - 109.03% ...................................        207,930,543
                                                                     --------------
( Cost $174,023,446** )
NET OTHER ASSETS AND LIABILITIES  - (9.03)% ....................        (17,223,162)
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $  190,707,381
                                                                     ==============

-------------------------------
  *   Non-income producing.
 **   Aggregate cost for federal income tax purposes was $173,983,105.
(I)   Represents collateral held in connection with securities lending.
(K)   Represents a private placement security.
(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
    MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)     47
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 98.52%

                CONSUMER DISCRETIONARY - 4.74%
      22,040    A.C. Moore Arts & Crafts, Inc. * ...............     $      606,320
      11,200    Education Management Corp. * ...................            368,032
      95,800    International Game Technology ..................          3,697,880
      17,500    Landry's Restaurants, Inc. .....................            523,075
      58,840    Lowe's Cos., Inc. ..............................          3,092,042
      44,100    Michaels Stores, Inc. ..........................          2,425,500
      28,500    Oriflame Cosmetics S.A., SDR * .................          1,034,582
      35,510    Scientific Games Corp., Class A * ..............            679,661
     274,400    Sirius Satellite Radio, Inc. * .................            845,152
      75,010    TiVo, Inc. * ...................................            531,821
      11,120    Wynn Resorts, Ltd. * ...........................            429,566
      21,200    XM Satellite Radio Holdings, Inc., Class A * ...            578,548
                                                                     --------------
                                                                         14,812,179
                                                                     --------------
                CONSUMER SERVICES - 15.14%
     175,290    Apollo Group, Inc., Class A * ..................         15,476,354
      31,750    DiamondCluster International, Inc., Class A * ..            275,908
      29,460    Gevity HR, Inc. ................................            771,557
      34,900    Lennar Corp., Class A .........................           1,560,728
      87,310    MPS Group, Inc. * ..............................          1,058,197
     111,980    Omnicom Group, Inc. ............................          8,498,162
     267,940    Research In Motion, Ltd. * .....................         18,337,814
     176,690    Service Corp. International *   ................          1,302,205
                                                                     --------------
                                                                         47,280,925
                                                                     --------------
                ENERGY - 1.99%
      31,330    Arch Coal, Inc. ................................          1,146,365
      18,400    Cabot Oil & Gas Corp. ..........................            778,320
      31,100    EOG Resources, Inc. ............................          1,856,981
       2,300    Key Energy Services, Inc. * ....................             21,712
      29,600    Whiting Petroleum Corp. * ......................            744,440
      56,175    XTO Energy, Inc. ...............................          1,673,453
                                                                     --------------
                                                                          6,221,271
                                                                     --------------
                FINANCIALS - 9.61%
      11,030    Affiliated Managers Group, Inc. * ..............            555,581
      10,610    Arch Capital Group, Ltd. * .....................            423,127
     157,514    Citigroup, Inc. ................................          7,324,401
     233,490    Countrywide Financial Corp. ....................         16,402,672
      26,530    Fannie Mae .....................................          1,893,181
      28,820    IndyMac Bancorp, Inc. ..........................            910,712
      19,900    Legg Mason, Inc. ...............................          1,811,099
      42,900    U.S.I. Holdings Corp. * ........................            677,820
                                                                     --------------
                                                                         29,998,593
                                                                     --------------
                HEALTH CARE - 19.71%
      65,740    Abbott Laboratories ............................          2,679,562
      26,170    Abgenix, Inc. * ................................            306,712
     217,910    AstraZeneca PLC, ADR ...........................          9,945,412
      49,750    Cardinal Health, Inc. ..........................          3,484,988
      26,500    Cephalon, Inc. * ...............................          1,431,000
      30,110    Covance, Inc. * ................................          1,161,644
     150,070    Eli Lilly & Co. ................................         10,491,394
      16,400    Express Scripts, Inc., Class A * ...............          1,299,372
      69,690    Forest Laboratories, Inc. * ....................          3,946,545
     193,070    Guidant Corp. ..................................         10,788,752
     182,540    Medco Health Solutions, Inc. * .................          6,845,250
      29,690    Medicines Co. * ................................            905,842
      91,570    Medtronic, Inc. ................................          4,461,290
      92,800    Millennium Pharmaceuticals, Inc. * .............          1,280,640
      15,850    NPS Pharmaceuticals, Inc. * ....................            332,850
      30,970    Psychiatric Solutions, Inc. * . ................            772,082
      12,200    Symbion, Inc. * ................................            213,012
      44,400    Watson Pharmaceuticals, Inc. * .................          1,194,360
                                                                     --------------
                                                                         61,540,707
                                                                     --------------
                INDUSTRIALS - 1.40%
      67,680    Fleetwood Enterprises, Inc. * ..................            984,744
      26,000    Parker-Hannifin Corp. ..........................          1,545,960
      55,600    Rockwell Collins, Inc. .........................          1,852,592
                                                                     --------------
                                                                          4,383,296
                                                                     --------------
                INFORMATION TECHNOLOGY - 39.47%
      34,950    Acxiom Corp. ...................................            867,808
      98,190    Aeroflex, Inc. * ...............................          1,407,063
      66,700    Altera Corp. * .................................          1,482,074
      54,000    Amdocs, Ltd. * .................................          1,265,220
     196,310    Analog Devices, Inc. ...........................          9,242,275
      25,900    CDW Corp. ......................................          1,651,384
     251,600    Cisco Systems, Inc. * ..........................          5,962,920
     783,550    Corning, Inc. * ................................         10,233,163
     285,190    Dell, Inc. * ...................................         10,215,506
     132,160    eBay, Inc. * ...................................         12,152,112
     283,870    EMC Corp. * ....................................          3,236,118
     266,380    First Data Corp. ...............................         11,859,238
      27,300    Intuit, Inc. * ..................................         1,053,234
     182,360    KLA-Tencor Corp. * .............................          9,004,937
     202,570    MEMC Electronic Materials, Inc. * ..............          2,001,392
     285,990    Microsoft Corp. ................................          8,167,874
      25,580    Navigant Consulting, Inc. * ....................            548,435
      92,800    Network Appliance, Inc. * ......................          1,997,984
       6,430    Network Associates, Inc. * .....................            116,576
     146,820    ON Semiconductor Corp. * .......................            737,036
      25,190    Pixelworks, Inc. * .............................            385,911
      13,960    Plantronics, Inc. * ............................            587,716
      37,790    Polycom, Inc. * ................................            846,874
     104,800    Red Hat, Inc. * ................................          2,407,256
      12,710    Safenet, Inc. * ................................            351,813
      82,740    Sapient Corp. *   ..............................            497,267
      33,190    Serena Software, Inc. * ........................            633,597
       2,290    Skillsoft PLC, ADR * ...........................             17,404
      23,500    Symantec Corp. * ...............................          1,028,830
      79,200    VeriSign, Inc. * ...............................          1,576,080
     168,620    Xilinx, Inc. * .................................          5,616,732
     443,090    Yahoo!, Inc. * .................................         16,097,460
                                                                     --------------
                                                                        123,249,289
                                                                     --------------
                TECHNOLOGY - 3.48%
     165,490    Electronic Arts, Inc. * ........................          9,027,479
     126,300    Tellabs, Inc. * ................................          1,103,862
      32,150    THQ, Inc. * ....................................            736,235
                                                                     --------------
                                                                         10,867,576
                                                                     --------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  48 MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS (CONTINUED)

                TELECOMMUNICATIONS - 2.19%
     142,390    American Tower Corp., Class A * ................     $    2,164,328
     158,730    Crown Castle International Corp. * .............          2,341,268
      79,800    Nextel Communications, Inc., Class A * .........          2,127,468
       6,940    Univision Communications, Inc., Class A * ......            221,594
                                                                     --------------
                                                                          6,854,658
                                                                     --------------
                TRANSPORTATION - 0.79%
      19,400    Arkansas Best Corp. ............................            638,648
      58,490    Sirva, Inc. *  .................................          1,345,270
      11,910    Yellow Roadway Corp. * .........................            474,733
                                                                     --------------
                                                                          2,458,651
                                                                     --------------

                TOTAL COMMON STOCKS ............................        307,667,145
                                                                     --------------
                ( Cost $251,649,202 )

INVESTMENT COMPANIES - 7.44%
      11,180    iShares Russell 2000 Growth Index Fund .........            698,750
   7,781,437    SSgA Prime Money Market Fund   .................          7,781,437
  14,757,800    State Street Navigator Securities
                Lending Prime Portfolio (I) ....................         14,757,800
                                                                     --------------
                                                                         23,237,987
                                                                     --------------
                TOTAL INVESTMENT COMPANIES .....................         23,237,987
                                                                     --------------
                ( Cost $23,224,195 )
TOTAL INVESTMENTS  - 105.96% ...................................        330,905,132
                                                                     --------------
( Cost $274,873,397** )
NET OTHER ASSETS AND LIABILITIES  - (5.96)% ....................        (18,611,022)
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $  312,294,110
                                                                     ==============

-------------------------------
  *   Non-income producing.
 **   Aggregate cost for federal income tax purposes was $275,296,556.
(I)   Represents collateral held in connection with securities lending.
ADR   American Depository Receipt.
SDR   Swedish Depository Receipt.
PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
      GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)        49
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 94.28%

                AUSTRALIA - 0.44%
       7,111    Australia and New Zealand Bank Group, Ltd. .....     $       90,356
       1,960    Leighton Holdings, Ltd. ........................             12,384
                                                                     --------------
                                                                            102,740
                                                                     --------------
                BERMUDA - 1.15%
       4,237    ACE, Ltd. ......................................            179,140
       1,100    Everest Re Group, Ltd. .........................             88,396
                                                                     --------------
                                                                            267,536
                                                                     --------------
                BRAZIL - 1.28%
       4,883    Companhia de Bebidas das Americas, ADR .........             98,002
       6,980    Embraer Aircraft Corp., ADR ....................            199,558
         568    Tele Norte Leste Participacoes S.A. ............                  6
                                                                     --------------
                                                                            297,566
                                                                     --------------
                CANADA - 1.92%
       3,060    Encana Corp. ...................................            131,521
      10,700    Husky Energy, Inc. .............................            204,726
       2,747    Manulife Financial Corp. .......................            110,753
                                                                     --------------
                                                                            447,000
                                                                     --------------
                FRANCE - 7.17%
       9,000    Alcatel S.A. * .................................            139,010
       1,470    Aventis S.A. ...................................            111,107
       1,560    Carrefour S.A. .................................             75,781
       1,530    Essilor International S.A. .....................             99,987
       7,802    France Telecom S.A. * ..........................            203,567
       4,310    JC Decaux S.A. * ...............................             92,348
       4,725    Sanofi-Synthelabo S.A. .........................            299,863
       1,115    Societe BIC S.A. ...............................             49,682
       2,430    Societe Generale ...............................            206,755
       3,020    Societe Television Francaise ...................             95,241
       1,500    Technip S.A. ...................................            203,727
         500    Total S.A., Series B ...........................             95,438
                                                                     --------------
                                                                          1,672,506
                                                                     --------------
                GERMANY - 2.12%
       1,910    Allianz AG Holdings NPV ........................            207,135
       3,104    MLP AG .........................................             45,863
       1,459    SAP AG   .......................................            242,162
                                                                     --------------
                                                                            495,160
                                                                     --------------
                HONG KONG - 1.59%
      69,200    Hong Kong and China Gas Co., Ltd. ..............            113,120
      12,000    Hutchison Whampoa, Ltd. ........................             81,926
      41,216    Television Broadcasts, Ltd. ....................            177,024
                                                                     --------------
                                                                            372,070
                                                                     --------------
                INDIA - 2.40%
       2,880    GAIL (India) Ltd. ..............................             10,658
      37,100    Hindustan Lever, Ltd. * ........................            102,748
      10,325    ICICI Bank, Ltd., ADR ..........................            124,933
       1,589    Infosys Technologies, Ltd. .....................            190,925
       1,670    Oil & Natural Gas Corp., Ltd. ..................             22,862
      39,300    Zee Telefilms, Ltd. ............................            107,815
                                                                     --------------
                                                                            559,941
                                                                     --------------
               IRELAND - 0.43%
       6,400   Anglo Irish Bank Corp. PLC ......................            100,566
                                                                     --------------
               ISRAEL - 0.43%
       1,500   Teva Pharmaceutical Industries, Ltd., ADR .......            100,935
                                                                     --------------
               ITALY - 0.39%
       4,600   Eni SpA .........................................             91,445
                                                                     --------------
               JAPAN - 9.34%
       3,000   7-Eleven Japan Co., Ltd. ........................             97,672
       2,000   Canon, Inc. .....................................            105,172
       6,500   Chugai Pharmaceutical Co., Ltd. .................            101,770
       4,100   Credit Saison Co., Ltd. .........................            122,987
       4,000   JGC Corp. .......................................             38,410
          74   KDDI Corp. ......................................            422,296
         400   Keyence Corp. ...................................             91,051
       1,900   Murata Manufacturing Co., Ltd. ..................            108,080
         106   NTT DoCoMo, Inc. ................................            189,035
      52,000   Resona Holdings, Inc. * .........................             92,258
       7,000   Sharp Corp. .....................................            111,583
      11,000   Shionogi & Co., Ltd. ............................            188,724
       6,000   Shiseido Co., Ltd. ..............................             75,449
       5,800   Toyota Motor Corp. ..............................            234,451
       3,000   Trend Micro, Inc. * .............................            132,791
           7   Yahoo Japan Corp. * .............................             67,859
                                                                     --------------
                                                                          2,179,588
                                                                     --------------
               MEXICO - 1.53%
      24,500   Fomento Economico Mexicano, S.A. de C.V.                     111,832
      33,600   Grupo Modelo, S.A. de C.V. ......................             84,185
       3,573   Grupo Televisa, S.A. de C.V., ADR ...............            161,750
                                                                     --------------
                                                                            357,767
                                                                     --------------
               NETHERLANDS - 2.50%
       9,800   ABN AMRO Holding N.V. ...........................            214,634
      14,144   Aegon N.V. ......................................            170,738
       7,200   Qiagen N.V. * ...................................             84,984
       6,282   Wolters Kluwer CVA ..............................            114,169
                                                                     --------------
                                                                            584,525
                                                                     --------------
               NORWAY - 1.01%
      22,200   Tandberg ASA * ..................................            234,623
                                                                     --------------
               SINGAPORE - 0.54%
      51,659   Singapore Press Holdings, Ltd. ..................            124,848
                                                                     --------------
               SOUTH KOREA - 1.84%
       2,900   Hyundai Heavy Industries Co., Ltd. ..............             68,892
         540   Samsung Electronics Co., Ltd. ...................            222,917
       6,600   SK Telecom Co., Ltd., ADR .......................            138,534
                                                                     --------------
                                                                            430,343
                                                                     --------------
               SPAIN - 0.35%
      12,467   Amadeus Global Travel Distribution S.A. ....                  81,853
                                                                     --------------
               SWEDEN - 3.26%
      16,800   Hennes & Mauritz AB .............................            434,175
     111,100   Telefonaktiebolaget LM Ericsson * ...............            327,720
                                                                     --------------
                                                                            761,895
                                                                     --------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  50  GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS (CONTINUED)

                SWITZERLAND - 1.78%
       3,434    Novartis AG ....................................      $      151,553
       2,672    Roche Holding AG ...............................             264,660
                                                                      --------------
                                                                             416,213
                                                                      --------------
                TAIWAN - 0.88%
      24,643    Taiwan Semiconductor Manufacturing Co.,
                Ltd., ADR ......................................             204,781
                                                                      --------------
                UNITED KINGDOM - 13.78%
       7,795    3I Group PLC ...................................              86,553
       2,300    AstraZeneca PLC ................................             103,158
       8,821    Boots Group PLC ................................             110,022
       3,488    BP PLC, ADR ....................................             186,852
      28,144    Cadbury Schweppes PLC ..........................             242,737
       3,530    Diageo PLC .....................................              47,581
      77,930    Dixons Group PLC ...............................             233,464
      16,840    Pearson PLC ....................................             204,546
      17,270    Reckitt Benckiser PLC ..........................             488,731
      12,264    Reed Elsevier PLC ..............................             119,171
      24,977    Rentokil Initial PLC * .........................              65,431
      11,677    Royal Bank of Scotland Group PLC ...............             336,168
      11,490    Smith & Nephew PLC .............................             123,627
     352,940    Vodafone Group PLC .............................             772,613
       9,340    WPP Group PLC ..................................              94,822
                                                                      --------------
                                                                           3,215,476
                                                                      --------------
                UNITED STATES - 38.15%
      16,600    Advanced Micro Devices, Inc. * .................             263,940
       3,600    Affymetrix, Inc. * .............................             117,828
       2,400    Amazon.com, Inc. * .............................             130,560
       3,500    Amdocs, Ltd. * .................................              82,005
       3,570    American Express Co. ...........................             183,427
       2,350    Amgen, Inc. * ..................................             128,239
       4,200    Applera Corp. - Applied Biosystems Group                      91,350
       8,129    Bank One Corp. .................................             414,579
       7,300    BEA Systems, Inc. * ............................              60,006
          65    Berkshire Hathaway, Inc., Class B * ............             192,075
       2,400    Boeing Co. .....................................             122,616
       2,800    Burlington Resources, Inc. .....................             101,304
      15,771    Cadence Design Systems, Inc. * .................             230,730
       7,700    Charles Schwab Corp. ...........................              73,997
       2,008    ChevronTexaco Corp. ............................             188,973
      10,900    Circuit City Stores, Inc. ......................             141,155
       7,900    Cisco Systems, Inc. * ..........................             187,230
       1,770    Citigroup, Inc. ................................              82,305
       1,500    Coach, Inc. * ..................................              67,785
         800    Commerce Bancorp, Inc. .........................              44,008
         704    Electronic Arts, Inc. * ........................              38,403
       1,400    Eli Lilly & Co. ................................              97,874
       1,400    Express Scripts, Inc., Class A * ...............             110,922
       4,500    Gap, Inc. ......................................             109,125
       2,300    Genentech, Inc. * ..............................             129,260
       2,100    Genzyme Corp. * ................................              99,393
       3,080    Gilead Sciences, Inc. * ........................             206,360
       4,500    Gillette Co. ...................................             190,800
       7,700    GlobalSantaFe Corp. ............................             204,050
       2,700    Human Genome Sciences, Inc. * ..................              31,401
       4,500    IMS Health, Inc. ...............................             105,480
         973    International Business Machines Corp. ..........              85,770
       2,500    International Game Technology ..................              96,500
      39,100    JDS Uniphase Corp. * ...........................             148,189
       3,700    Juniper Networks, Inc. * .......................              90,909
       2,100    Lockheed Martin Corp. ..........................             109,368
       8,300    MBNA Corp. .....................................             214,057
       2,500    Millennium Pharmaceuticals, Inc. * .............              34,500
       3,750    Mylan Laboratories, Inc. .......................              75,937
       9,700    National Semiconductor Corp. * .................             213,303
       2,202    Nektar Therapeutics (L)* .......................              35,162
       1,700    Northern Trust Corp. ...........................              71,876
       2,200    Northrop Grumman Corp. .........................             118,140
      11,300    Novell, Inc. ...................................              94,807
       1,100    Panera Bread Co., Class A * ....................              39,468
       5,660    Pfizer, Inc. ...................................             194,025
       9,000    QUALCOMM, Inc. .................................             656,820
       2,400    Quest Diagnostics, Inc. ........................             203,880
       2,800    RadioShack Corp. ...............................              80,164
       5,000    Raytheon Co. ...................................             178,850
       5,400    Red Hat, Inc. * ................................             124,038
       6,800    Schering-Plough Corp. ..........................             125,664
       2,750    Scientific-Atlanta, Inc. .......................              94,875
     201,066    Sirius Satellite Radio, Inc. * .................             619,283
       2,900    Starbucks Corp. * ..............................             126,092
      25,100    Sun Microsystems, Inc. * . .....................             108,934
       4,854    Sybase, Inc. * .................................              87,372
       2,700    Symantec Corp. * ...............................             118,206
       7,800    Transocean, Inc. * .............................             225,732
       2,700    VERITAS Software Corp. * .......................              74,790
       5,119    Wachovia Corp. .................................             227,795
                                                                      --------------
                                                                           8,901,686
                                                                      --------------
                TOTAL COMMON STOCKS  ...........................          22,001,063
                                                                      --------------
                ( Cost $18,846,846 )

PREFERRED STOCKS - 1.69%

                BRAZIL - 0.64%
  11,945,783    Tele Norte Leste Participacoes S.A. ............             150,766
                                                                      --------------
                GERMANY - 1.05%
         365    Porsche AG .....................................             244,556
                                                                      --------------

                TOTAL PREFERRED STOCKS .........................             395,322
                                                                      --------------
                ( Cost $320,465 )

                                                                          Value
Par Value                                                                (Note 2)
---------                                                                --------
CORPORATE NOTES AND BONDS - 0.02%

                INDIA - 0.02%
$    181,800    Hindustan Lever
                9.000%, due 01/01/05 ..........................      $        4,029
                                                                     --------------
                TOTAL CORPORATE NOTES AND BONDS ...............               4,029
                                                                     --------------
                ( Cost $3,908 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
      GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)        51
      (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
INVESTMENT COMPANIES - 6.58%
     819,308    SSgA Prime Money Market Fund   ................      $      819,308
     716,526    State Street Navigator Securities
                Lending Prime Portfolio (I) ...................             716,526
                                                                     --------------
                                                                          1,535,834
                                                                     --------------

                TOTAL INVESTMENT COMPANIES   ..................           1,535,834
                                                                     --------------
                ( Cost $1,535,834 )   .........................
TOTAL INVESTMENTS  - 102.57% ..................................          23,936,248
                                                                     --------------
( Cost $20,707,053** )
NET OTHER ASSETS AND LIABILITIES  - (2.57)% ...................            (599,856)
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ...................................      $   23,336,392
                                                                     ==============

-------------------------------
  *   Non-income producing.
 **   Aggregate cost for federal income tax purposes was $21,114,304.
(I)   Represents collateral held in connection with securities lending.
(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
ADR   American Depository Receipt.
PLC   Public Limited Company.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets                 % of Net Assets
                                                                     ---------------
                Drugs & Health Care ............................               11.5%
                Telecommunications .............................               10.6%
                Retail .........................................                6.4%
                Banks ..........................................                5.9%
                Oil & Gas ......................................                5.3%
                Communication Services .........................                4.9%
                Financial Services .............................                4.4%
                Computer Software/Services .....................                4.3%
                Computers & Business Equipment .................                4.1%
                Insurance ......................................                4.1%
                Net Other Assets less Liabilities ..............                4.0%
                Electronics ....................................                3.3%
                Cosmetics & Toiletries .........................                3.2%
                Aerospace ......................................                3.1%
                Food & Beverages ...............................                2.7%
                Telephone ......................................                2.5%
                Medical Products/Supplies ......................                2.3%
                Software .......................................                2.3%
                Automobiles ....................................                2.1%
                Publishing .....................................                1.9%
                Exploration/Drilling ...........................                1.8%
                Finance & Banking ..............................                1.8%
                Media-TV/Radio/Cable ...........................                1.2%
                Medical Services ...............................                0.9%
                Semiconductors .................................                0.9%
                Business Services ..............................                0.8%
                Gas & Pipeline Utilities .......................                0.5%
                Hotels & Restaurants ...........................                0.5%
                Advertising ....................................                0.4%
                Entertainment ..................................                0.4%
                Household Products .............................                0.4%
                Television .....................................                0.4%
                Transportation .................................                0.4%
                Shipbuilding ...................................                0.3%
                Construction Materials .........................                0.2%
                Manufacturing ..................................                0.2%
                                                                     --------------
                                                                              100.0%
                                                                     ==============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  52        INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           Value
Shares                                                                   (Note 2)
------                                                                   --------
COMMON STOCKS - 95.33%

                ARGENTINA - 0.15%
       2,878    Tenaris S.A., ADR ..............................     $       94,254
                                                                     --------------
                AUSTRALIA - 0.61%
      29,000    James Hardie Industries N.V. ...................            120,948
      40,228    John Fairfax Holdings, Ltd. ....................            104,300
      72,829    Macquarie Infrastructure Group .................            167,057
                                                                     --------------
                                                                            392,305
                                                                     --------------
                AUSTRIA - 0.28%
       1,140    Erste Bank der Oesterreichischen
                Sparkassen AG . ................................            179,273
                                                                     --------------
                BELGIUM - 0.26%
       2,900    Ackermans & van Haaren N.V. ....................             75,948
       5,518    Solvus S.A. ....................................             90,740
         218    Solvus S.A. Strip VVPR * .......................                  3
                                                                     --------------
                                                                            166,691
                                                                     --------------
                BRAZIL - 1.87%
       3,720    Brasil de Distribuicao Pao de Acucar, ADR * ....             64,356
       2,400    Brasil Telecom Participacoes S.A., ADR .........             73,680
       5,020    Companhia de Bebidas das Americas, ADR .........            100,751
      11,100    Companhia de Concessoes Rodoviarias * ..........            126,995
       5,150    Companhia Vale do Rio Doce, ADR ................            244,883
      35,500    Copel, ADR .....................................            115,020
       6,000    Embraer Aircraft Corp., ADR ....................            171,540
       6,200    Petroleo Brasileiro, S.A., ADR .................            174,034
      13,200    Souza Cruz S.A. ................................            125,532
                                                                     --------------
                                                                          1,196,791
                                                                     --------------
                CHILE - 0.25%
       6,250    AFP Provida S.A., ADR ..........................            158,375
                                                                     --------------
                CHINA - 0.64%
       9,800    China Mobile HK, Ltd., ADR .....................            148,568
       4,090    CNOOC, Ltd., ADR ...............................            174,848
      26,000    People's Food Holdings, Ltd. ...................             17,068
     195,000    Sinotrans, Ltd. * ..............................             70,003
                                                                     --------------
                                                                            410,487
                                                                     --------------
                CROATIA - 0.22%
       9,500    Pliva d.d., GDR (C) ............................            140,088
                                                                     --------------
                EGYPT - 0.43%
      49,100    Commercial International Bank of Egypt .........            184,583
       6,804    MobiNil - Egyptian Mobile Services .............             81,890
         466    Orascom Construction Industries ................              6,918
                                                                     --------------
                                                                            273,391
                                                                     --------------
                FINLAND - 3.67%
       4,000    Amer Group, Ltd. ...............................            208,539
      95,700    Nokia Oyj ......................................          1,382,545
      13,200    Sampo Oyj ......................................            128,310
      34,500    Stora Enso Oyj .................................            468,572
       3,000    TietoEnator Oyj ................................             91,175
       3,000    Vaisala Oyj *   ................................             71,259
                                                                     --------------
                                                                          2,350,400
                                                                     --------------
                FRANCE - 7.98%
       9,100    Aventis S.A. ...................................            687,806
       4,480    BNP Paribas ....................................            275,856
       3,600    Carbone Lorraine S.A. ..........................            149,095
      11,750    Carrefour S.A. .................................            570,789
      36,463    Credit Agricole S.A. ...........................            888,311
       4,500    Euronext N.V. ..................................            125,525
       9,170    Lagardere S.C.A. ...............................            573,578
       4,000    Neopost S.A. * .................................            236,701
       7,200    Sanofi-Synthelabo S.A. .........................            456,934
       6,030    Total S.A., Series B ...........................          1,150,984
                                                                     --------------
                                                                          5,115,579
                                                                     --------------
                GERMANY - 7.25%
      12,400    BASF AG *   ....................................            664,444
      23,800    Deutsche Telekom AG * ..........................            418,627
      11,900    E. On AG .......................................            859,576
       2,100    Fielmann AG ....................................            134,014
       2,900    Medion AG * ....................................            117,067
      10,500    MG Technologies AG * ...........................            132,761
       8,600    Muenchener Ruckversicherungs-Gesellschaft AG ...            933,381
       1,000    PUMA AG ........................................            254,424
       8,700    Schering AG ....................................            513,235
       6,800    Siemens AG .....................................            489,613
       5,000    Techem AG * ....................................            129,118
                                                                     --------------
                                                                          4,646,260
                                                                     --------------
                GREECE - 0.29%
       9,740    OPAP S.A. ......................................            182,947
                                                                     --------------
                HONG KONG - 1.20%
      72,000    CLP Holdings, Ltd. .............................            394,169
      51,145    Esprit Asia Holdings, Ltd. .....................            228,850
     188,000    Texwinca Holdings, Ltd. ........................            148,236
                                                                     --------------
                                                                            771,255
                                                                     --------------
                HUNGARY - 0.70%
       2,300    Gedeon Richter Rt. .............................            231,061
       5,500    MOL Magyar Olaj-es Gazipari Rt. ................            219,012
                                                                     --------------
                                                                            450,073
                                                                     --------------
                INDIA - 1.22%
       8,200    Hero Honda Motors, Ltd. ........................             90,536
       6,100    Hindalco Industries, Ltd., GDR (C) .............            132,415
      35,000    Hindustan Lever, Ltd. * ........................             96,933
       8,970    Reliance Industries, Ltd., GDR (C) .............            167,635
      23,400    Satyam Computer Services, Ltd. .................            155,499
       7,500    State Bank of India, GDR (C) ...................            140,506
                                                                     --------------
                                                                            783,524
                                                                     --------------
                INDONESIA - 0.65%
     437,500    HM Sampoerna Tbk PT ............................            237,392
      11,500    Telekomunikasi Indonesia Tbk PT, ADR ...........            178,825
                                                                     --------------
                                                                            416,217
                                                                     --------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
      INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)      53
      (CONTINUED)
--------------------------------------------------------------------------------

                                                                             Value
Shares                                                                     (Note 2)
------                                                                     --------
COMMON STOCKS (CONTINUED)

                IRELAND - 3.34%
      34,348    Allied Irish Banks PLC .........................     $      531,816
      11,359    Anglo Irish Bank Corp. PLC .....................            177,798
      51,900    Bank of Ireland ................................            693,391
      25,468    CRH PLC ........................................            538,673
      10,800    DCC PLC ........................................            197,332
                                                                     --------------
                                                                          2,139,010
                                                                     --------------
                ISRAEL - 0.17%
      41,100    Bank Hapoalim, Ltd. ............................            109,326
           1    Koor Industries, Ltd. ..........................                 41
                                                                     --------------
                                                                            109,367
                                                                     --------------
                ITALY - 1.91%
       3,500    Davide Campari-Milano SpA ......................            173,049
      44,400    Eni SpA   ......................................            882,645
      78,500    Terna SpA ......................................            170,205
                                                                     --------------
                                                                          1,225,899
                                                                     --------------
                JAPAN - 13.71%
       4,600    ACOM Co., Ltd. .................................            298,267
       8,100    Canon, Inc. ....................................            425,945
       4,100    Credit Saison Co., Ltd. ........................            122,987
       5,000    Daito Trust Construction Co., Ltd. .............            192,053
          31    eAccess, Ltd. ..................................            197,037
          77    East Japan Railway Co. .........................            430,966
       9,700    Fanuc, Ltd. ....................................            577,502
      10,000    Hisamitsu Pharmaceutical Co., Inc. * ...........            184,736
       3,000    Lawson, Inc. ...................................            123,462
       9,900    Leopalace21 Corp. ..............................            184,700
      43,000    Mitsubishi Estate Co., Ltd. * ..................            532,462
       7,400    NEC Electronics Corp. ..........................            453,427
       2,300    Nichii Gakkan Co. ..............................            104,541
      80,000    Nissan Motor Co., Ltd. .........................            887,466
      48,000    Nomura Holdings, Inc. ..........................            708,949
         200    NTT DoCoMo, Inc. ...............................            356,669
       3,500    Sammy Corp. ....................................            166,766
       3,000    Secom Techno Service Co., Ltd. .................            109,744
      10,700    Shin-Etsu Chemical Co., Ltd. ...................            381,636
      65,000    Sumitomo Trust & Banking Co., Ltd. .............            461,887
      23,000    Suruga Bank, Ltd. ..............................            175,847
      16,200    Takeda Chemical Industries, Ltd. ...............            709,662
     136,000    Tokyo Gas Co., Ltd. ............................            481,339
       9,000    Uniden Corp. ...................................            194,659
       2,050    USS Co., Ltd. ..................................            176,044
       2,800    Yamada Denki Co., Ltd. .........................            104,221
          26    Yoshinoya D&C Co., Ltd. ........................             39,234
                                                                     --------------
                                                                          8,782,208
                                                                     --------------
                MEXICO - 1.30%
      47,300    America Telecom, S.A. de C.V., Series A ......               91,036
       1,829    Cemex S.A. de C.V., ADR ........................             53,224
       2,260    Fomento Economico Mexicano S.A. de C.V., ADR ...            103,598
       2,550    Grupo Televisa, S.A. de C.V., ADR ..............            115,439
      29,800    Kimberly-Clark de Mexico, S.A. de C.V., Class A              81,124
       8,960    Telefonos de Mexico S.A. de C.V., ADR ..........            298,099
      28,800    Urbi Desarrollos Urbanos S.A. de C.V. ..........             92,883
                                                                     --------------
                                                                            835,403
                                                                     --------------
                NETHERLANDS - 8.01%
      11,300    Akzo Nobel N.V. ................................            416,102
       4,586    Boskalis Westminster N.V. ......................            118,707
       2,948    Fugro N.V. .....................................            190,147
      15,358    Heineken N.V. ..................................            505,291
       5,341    Hunter Douglas N.V. ............................            260,216
       2,262    IHC Caland N.V. ................................            105,337
       4,400    Imtech N.V. ....................................            120,592
      81,500    Koninklijke KPN ................................            621,462
      37,600    Philips Electronics N.V. .......................          1,013,566
      30,900    Royal Dutch Petroleum Co. ......................          1,587,625
       6,000    Telegraaf Holdings MIJ N.V. ....................            134,113
       3,675    United Services Group N.V. .....................             60,030
                                                                     --------------
                                                                          5,133,188
                                                                     --------------
                NORWAY - 1.12%
      43,700    Den Norske Bank ASA ............................            298,231
       8,500    Ekornes ASA ....................................            166,789
      19,900    Statoil ASA ....................................            252,666
                                                                     --------------
                                                                            717,686
                                                                     --------------
                PERU - 0.14%
       6,900    Credicorp, Ltd. ................................             89,700
                                                                     --------------
                PHILIPPINES - 0.15%
       4,700    Philippine Long Distance Telephone Co., ADR * ..             98,042
                                                                     --------------
                RUSSIA - 0.28%
       1,010    LUKOIL, ADR ....................................            106,252
       5,380    Wimm-Bill-Dann Foods OJSC, ADR .................             75,051
                                                                     --------------
                                                                            181,303
                                                                     --------------
                SINGAPORE - 0.70%
      64,000    Overseas Chinese Banking Corp., Ltd. ...........            449,892
                                                                     --------------
                SOUTH AFRICA - 2.20%
      33,550    ABSA Group, Ltd. ...............................            275,031
      11,200    Harmony Gold Mining Co., Ltd., ADR .............            118,608
       2,150    Impala Platinum Holdings, Ltd. .................            162,771
      16,100    Kumba Resources, Ltd. ..........................             85,400
      97,700    Old Mutual PLC .................................            185,534
      56,000    Sanlam, Ltd. ...................................             79,212
      12,640    Sappi, Ltd. ....................................            192,405
       9,290    Sasol, Ltd. ....................................            143,502
     126,623    Steinhoff International Holdings, Ltd. * .......            169,948
                                                                     --------------
                                                                          1,412,411
                                                                     --------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  54      INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)
          (CONTINUED)
--------------------------------------------------------------------------------

                                                                             Value
Shares                                                                     (Note 2)
------                                                                     --------
COMMON STOCKS (CONTINUED)

                SOUTH KOREA - 3.64%
       6,100    Daewoo Shipbuilding & Marine Engineering
                Co., Ltd., GDR (C) .............................     $      145,973
       1,350    Hite Brewery Co., Ltd. .........................             95,803
       2,900    Hyundai Motor Co. ..............................            111,558
      10,501    Kookmin Bank ...................................            326,254
      11,300    KT Corp., ADR ..................................            203,852
       2,000    LG Chem, Ltd. ..................................             67,676
       1,600    LG Electronics, Inc. ...........................             75,881
       4,700    LG Household & Health Care, Ltd. ...............            134,024
       5,900    POSCO, ADR .....................................            197,709
       2,200    Samsung Electronics Co., Ltd., GDR (C) .........            452,650
       2,080    Samsung Fire & Marine Insurance Co., Ltd. ......            133,026
       1,000    Samsung SDI Co., Ltd. ..........................            105,149
         900    SK Telecom Co., Ltd. ...........................            147,988
       6,400    SK Telecom Co., Ltd., ADR ......................            134,336
                                                                     --------------
                                                                          2,331,879
                                                                     --------------
                SPAIN - 2.28%
      13,700    Abengoa, S.A. ..................................            121,321
       4,400    Aldeasa, S.A. ..................................            131,311
      19,800    Altadis, S.A. ..................................            612,607
       2,500    Antena 3 de Television S.A. * ..................            132,468
      13,552    Corporacion Mapfre S.A. ........................            166,232
       2,400    Gestevision Telecinco S.A. * ...................             35,871
      10,300    Indra Sistemas, S.A. ...........................            131,487
       8,500    Prosegur, CIA de Seguridad S.A. ................            130,769
                                                                     --------------
                                                                          1,462,066
                                                                     --------------
                SWEDEN - 1.33%
       9,400    Alfa Laval AB ..................................            149,256
       2,600    Autoliv, Inc., SDR .............................            108,650
       9,580    Elekta AB ......................................            211,941
      11,000    Getinge AB .....................................            130,082
      24,900    Swedish Match AB ...............................            254,757
                                                                     --------------
                                                                            854,686
                                                                     --------------
                SWITZERLAND - 4.22%
      15,600    Compagnie Financiere Richemont AG ..............            407,477
      28,330    Credit Suisse Group ............................          1,007,017
         230    Edipresse S.A. .................................            124,930
         100    Geberit AG .....................................             66,699
      11,000    Swiss Reinsurance Co. ..........................            714,794
       5,400    UBS AG .........................................            380,661
                                                                     --------------
                                                                          2,701,578
                                                                     --------------
                TAIWAN - 1.24%
      59,665    Advantech Co., Ltd. ............................            121,566
      95,830    Chinatrust Financial Holding Co., Ltd. .........            106,889
      17,497    Compal Electronics, Inc., GDR ..................             95,534
     141,000    Fubon Group Co., Ltd. ..........................            122,882
      51,579    Hon Hai Precision Industry Co., Ltd. ...........            191,773
     117,686    United Microelectronics Corp. * ................             87,512
      15,599    United Microelectronics Corp., ADR * ...........             67,232
                                                                     --------------
                                                                            793,388
                                                                     --------------
                THAILAND - 0.24%
     176,400    Delta Electronics (Thailand) Public Co., Ltd.               100,085
     107,400    Thai Union Frozen Products Public Co.,
                Ltd. - Foreign .................................             53,844
                                                                     --------------
                                                                            153,929
                                                                     --------------
                TURKEY - 0.17%
  29,516,500    Akbank T.A.S. ..................................            108,363
                                                                     --------------
                UNITED KINGDOM - 21.26%
     121,500    Barclays PLC ...................................          1,034,707
      69,100    BP PLC .........................................            610,072
      68,100    BRiT Insurance Holdings PLC ....................            102,471
      13,100    Bunzl PLC ......................................            109,186
      50,400    Cadbury Schweppes PLC ..........................            434,694
       9,200    Carpetright PLC * ..............................            175,126
      22,300    Cattles PLC ....................................            128,156
      17,568    Collins Stewart Tullett PLC ....................            134,403
      50,100    Diageo PLC .....................................            675,294
      13,000    Enterprise Inns PLC ............................            135,514
      70,600    GlaxoSmithKline PLC * ..........................          1,428,378
      21,900    Halfords Group PLC * ...........................            107,197
      91,602    HSBC Holdings PLC ..............................          1,361,736
      13,340    Imperial Tobacco Group PLC .....................            287,307
      17,000    Intertek Group PLC * ...........................            176,286
      19,800    John Wood Group PLC * ..........................             46,574
      59,880    Kesa Electricals PLC ...........................            314,000
      95,700    Kidde PLC ......................................            207,326
       7,376    Man Group PLC   ................................            190,951
      12,300    Northgate PLC * ................................            154,641
      79,400    Prudential PLC .................................            683,016
     116,200    Rentokil Initial PLC * .........................            304,402
      26,000    Rio Tinto PLC ..................................            625,016
      42,600    Royal Bank of Scotland Group PLC ...............          1,226,406
       3,150    Signet Group PLC, ADR ..........................            203,487
      16,200    Smiths Group PLC ...............................            219,240
      13,200    Trinity Mirror PLC * ...........................            155,547
      52,700    Unilever PLC ...................................            516,871
     707,800    Vodafone Group PLC .............................          1,549,430
      18,400    William Hill PLC ...............................            184,800
      20,700    Wimpey George PLC ..............................            138,475
                                                                     --------------
                                                                         13,620,709
                                                                     --------------
                VENEZUELA - 0.25%
       7,831    Compania Anonima Nacional Telefonos de
                Venezuela, ADR .................................            157,794
                                                                     --------------
                TOTAL COMMON STOCKS ............................         61,086,411
                                                                     --------------
                ( Cost $53,485,369 )

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
      INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (UNAUDITED)      55
      (CONTINUED)
--------------------------------------------------------------------------------

                                                                            Value
Shares                                                                    (Note 2)
------                                                                    --------
PREFERRED STOCKS - 1.04%

                BRAZIL - 0.64%
     467,000    Caemi Mineracao e Metalurgica S.A. .............     $      177,647
   8,020,000    Telemar Norte Leste S.A., Class A ..............            137,545
       9,100    Usinas Siderurgicas de Minas Gerais S.A. .......             94,461
                                                                     --------------
                                                                            409,653
                                                                     --------------
                GERMANY - 0.40%
         380    Porsche AG .....................................            254,606
                                                                     --------------

                TOTAL PREFERRED STOCKS .........................            664,259
                                                                     --------------
                ( Cost $479,609 )

WARRANTS AND RIGHTS - 0.00%

                JAPAN - 0.00%
         120    Belluna Co., Ltd. (L)* .........................                408
                                                                     --------------
                TOTAL WARRANTS AND RIGHTS ......................                408
                                                                     --------------
                ( Cost $113 )

INVESTMENT COMPANY - 2.01%

                UNITED STATES - 2.01%
   1,291,543    SSgA Prime Money Market Fund   .................          1,291,543
                                                                     --------------

                TOTAL INVESTMENT COMPANY .......................          1,291,543
                                                                     --------------
                ( Cost $1,291,543 )
TOTAL INVESTMENTS  - 98.38% ....................................         63,042,621
                                                                     --------------
( Cost $55,256,634** )
NET OTHER ASSETS AND LIABILITIES  - 1.62% ......................          1,038,755
                                                                     --------------
TOTAL NET ASSETS  - 100.00% ....................................     $   64,081,376
                                                                     ==============

-------------------------------
  *    Non-income producing.
 **    Aggregate cost for federal income tax purposes was $55,489,734.
(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(L)    Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
ADR    American Depository Receipt.
GDR    Global Depository Receipt.
PLC    Public Limited Company.
SDR    Swedish Depository Receipt.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets                 % of Net Assets
                                                                     ---------------
                Banks ..........................................               16.6%
                Oil & Gas ......................................                9.2%
                Drugs & Health Care ............................                6.7%
                Telecommunications .............................                6.4%
                Communication Services .........................                5.2%
                Insurance ......................................                4.7%
                Financial Services .............................                3.7%
                Net Other Assets less Liabilities ..............                3.6%
                Food & Beverages ...............................                3.5%
                Retail .........................................                3.2%
                Mining  ........................................                2.9%
                Chemicals ......................................                2.7%
                Household Appliances & Home Furnishings ........                2.5%
                Computers & Business Equipment .................                2.4%
                Electric Utilities .............................                2.4%
                Tobacco ........................................                2.4%
                Automobiles ....................................                2.1%
                Business Services ..............................                1.7%
                Electronics ....................................                1.7%
                Manufacturing ..................................                1.6%
                Electrical Equipment ...........................                1.3%
                Real Estate ....................................                1.3%
                Leisure Time ...................................                1.2%
                Conglomerates ..................................                1.1%
                Construction & Mining Equipment ................                1.1%
                Railroads & Equipment ..........................                0.9%
                Beverages ......................................                0.8%
                Forest Products ................................                0.7%
                Medical Products/Supplies ......................                0.7%
                Apparel & Textiles .............................                0.6%
                Building Construction ..........................                0.5%
                Computer Software/Services .....................                0.4%
                Household Products .............................                0.4%
                Industrial Machinery ...........................                0.4%
                Paper ..........................................                0.4%
                Publishing .....................................                0.4%
                Aerospace ......................................                0.3%
                Auto Parts .....................................                0.3%
                Internet .......................................                0.3%
                Cable ..........................................                0.2%
                Commercial/Consumer Services ...................                0.2%
                Hotels & Restaurants ...........................                0.2%
                Insurance Companies ............................                0.2%
                Retail-General .................................                0.2%
                Retail-Specialty ...............................                0.2%
                Shipbuilding ...................................                0.2%
                Broadcasting ...................................                0.1%
                Construction Materials .........................                0.1%
                Transportation .................................                0.1%
                                                                     --------------
                                                                              100.0%
                                                                     ==============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  56   STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                      MONEY MARKET        BOND       HIGH INCOME     BALANCED
                                                          FUND            FUND          FUND           FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value* ............     $132,922,697    $655,560,755   $114,510,283   $849,793,485
Cash ............................................               --              --          7,243             --
Foreign currency** ..............................               --              --             --             --
Unrealized appreciation of forward
   currency contracts ...........................               --              --             --             --
Receivables:
   Investment securities sold ...................               --              --        384,146             --
   Fund shares sold .............................           39,479              --         28,403        221,814
   Dividends and interest .......................          237,707       4,927,200      1,806,928      3,033,124
   Foreign tax reclaims .........................               --              --          3,880             --
                                                      ------------    ------------   ------------   ------------
        Total assets ............................      133,199,883     660,487,955    116,740,883    853,048,423
                                                      ------------    ------------   ------------   ------------

LIABILITIES:
Unrealized depreciation of forward
    currency contracts ..........................               --              --         11,866             --
Payables:
   Investment securities purchased ..............               --              --        512,703             --
   Upon return of securities loaned .............               --     127,683,896     17,781,543    106,499,488
   Fund shares redeemed .........................               --         294,165             --             --
   Accrued management fees ......................           50,153         239,901         59,715        423,520
   Accrued expenses and other payables ..........            3,422          10,390          2,519         18,599
                                                      ------------    ------------   ------------   ------------
        Total liabilities .......................           53,575     128,228,352     18,368,346    106,941,607
                                                      ------------    ------------   ------------   ------------
Net assets applicable to outstanding
    capital stock ...............................     $133,146,308    $532,259,603   $ 98,372,537   $746,106,816
                                                      ============    ============   ============   ============

Represented by:
   Capital stock and additional paid-in capital .     $133,146,308    $531,566,653   $ 95,311,544   $699,060,094
   Accumulated undistributed (over-distributed)
      net investment income .....................               --      12,560,352      3,508,054      9,179,960
   Accumulated net realized gain (loss) on
      investments and foreign currency
      related transactions ......................               --     (13,231,777)      (429,307)   (47,579,469)
   Unrealized appreciation (depreciation) on
      investments (including appreciation
      (depreciation) on foreign currency related
      transactions)                                             --       1,364,375        (17,754)    85,446,231
                                                      ------------    ------------   ------------   ------------
Total net assets - representing net assets
   applicable to outstanding capital stock .......    $133,146,308    $532,259,603   $ 98,372,537   $746,106,816
                                                      ============    ============   ============   ============
Number of Class Z Shares issued and outstanding ..     133,146,308      51,209,479      9,664,408     40,618,655
                                                      ============    ============   ============   ============
Net asset value per share of outstanding
   capital stock .................................    $       1.00    $      10.39   $      10.18          18.37
                                                      ============    ============   ============   ============
*Cost of Investments .............................    $132,922,697    $654,196,380   $114,516,002   $764,347,254
                                                      ------------    ------------   ------------   ------------
**Cost of Foreign Currency .......................    $         --    $         --   $         --   $         --
                                                      ------------    ------------   ------------   ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 (UNAUDITED)     57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
   GROWTH AND         CAPITAL                      MULTI-CAP       GLOBAL
 INCOME STOCK      APPRECIATION      MID-CAP        GROWTH       SECURITIES    INTERNATIONAL
     FUND           STOCK FUND     STOCK FUND     STOCK FUND       FUND         STOCK FUND
--------------------------------------------------------------------------------------------
$1,106,846,832    $ 658,729,733   $207,930,543   $330,905,132   $23,936,248    $ 63,042,621
            --               --             --             --            --              --
            --               --          6,394              9        49,776         630,742

            --               --            101             --            --           1,327

            --        3,223,533        360,145      1,466,768         1,939         755,254
        41,766          188,811        275,319        265,403        49,764          11,864
     1,780,546          455,898        171,615         57,744        31,574         139,648
            --               --             --            785         4,532          52,825
--------------    -------------   ------------   ------------   ------------   ------------
 1,108,669,144      662,597,975    208,744,117    332,695,841    24,073,833      64,634,281
--------------    -------------   ------------   ------------   ------------   ------------


            --              --             --           1,983            --              --

            --              --          84,923      5,422,865            --         466,070
     1,078,000       15,488,551     17,795,121     14,757,800       716,526              --
            --               --             --             --            --              --
       539,955          419,324        152,631        213,511        17,692          62,285
        34,385           11,475          4,061          5,572         3,223          24,550
--------------    -------------   ------------   ------------   ------------   ------------
     1,652,340       15,919,350     18,036,736     20,401,731       737,441         552,905
--------------    -------------   ------------   ------------   ------------   ------------

$1,107,016,804    $ 646,678,625   $190,707,381   $312,294,110   $23,336,392    $ 64,081,376
==============    =============   ============   ============   ============   ============

$1,015,834,667    $ 702,978,593   $157,067,675   $242,900,053   $21,798,239    $ 57,933,884

     8,701,516        1,349,983        731,326       (440,157)       89,375         487,082


   (50,881,647)    (163,172,426)      (998,621)    13,804,460    (1,780,120)     (2,116,096)



   133,362,268      105,522,475     33,907,001     56,029,754     3,228,898       7,776,506
--------------     ------------    ------------   ------------   ------------   ------------

$1,107,016,804    $ 646,678,625   $190,707,381   $312,294,110   $23,336,392    $ 64,081,376
==============    =============   ============   ============   ============   ============
    39,183,173       34,759,177     12,163,496     45,975,343     2,322,371       6,533,734
==============    =============   ============   ============   ============   ============

$        28.25    $       18.60   $      15.68   $       6.79   $     10.05    $       9.81
==============    =============   ============   ============   ============   ============
$  973,484,564    $ 553,207,258   $174,023,446   $274,873,397   $20,707,053    $ 55,256,634
--------------    -------------   ------------   ------------   ------------   ------------
$           --    $          --   $      6,394   $          8   $    50,203    $    631,352
--------------    -------------   ------------   ------------   ------------   ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  58  STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                     MONEY MARKET         BOND         HIGH INCOME     BALANCED
                                                        FUND              FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

   Interest income ...............................    $749,285        $  13,236,704   $  3,770,246   $ 7,353,269
   Dividend income ...............................          --                   --          4,176     3,833,787
   Less: Foreign taxes withheld ..................          --                   --           (617)      (29,727)
   Securities lending income .....................          --               70,892         19,928        65,963
                                                      --------        ------------    -----------    -----------
        Total income .............................     749,285           13,307,596      3,793,733    11,223,292
                                                      --------        ------------    -----------    -----------
EXPENSES:

   Management fees  ..............................     308,756            1,492,220        350,787     2,547,036
   Trustees' fees ................................       1,021                2,524            826         3,107
   Audit fees ....................................       2,402                7,866          1,693         9,990
                                                      --------        ------------    -----------    -----------
         Total expenses  .........................     312,179            1,502,610        353,306     2,560,133
                                                      --------        ------------    -----------    -----------
NET INVESTMENT INCOME ............................     437,106           11,804,986      3,440,427     8,663,159
                                                      --------        ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investments
      (including net realized gain (loss) on
      foreign currency related transactions)  ....          --          (3,452,517)        726,853    (2,183,021)
   Net change in unrealized appreciation
      (depreciation) on: Investments
      (including net unrealized appreciation
      (depreciation) on foreign currency related
       transactions)  ............................          --         (10,187,804)    (4,016,095)     6,382,440
                                                      --------        ------------    -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ...................          --         (13,640,321)    (3,289,242)     4,199,419
                                                      --------        ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $437,106        $ (1,835,335)   $   151,185    $12,862,578
                                                      ========        ============    ===========    ===========

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)   59
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 GROWTH AND        CAPITAL                         MULTI-CAP     GLOBAL
INCOME STOCK    APPRECIATION        MID-CAP         GROWTH     SECURITIES     INTERNATIONAL
    FUND         STOCK FUND       STOCK FUND      STOCK FUND      FUND        STOCK FUND
-------------------------------------------------------------------------------------------
$   419,634      $   143,565     $    31,850     $    31,373    $   4,591     $      9,435
 11,183,814        3,620,366       1,550,031         759,844      204,513        1,035,967
    (66,721)              --            (330)        (13,356)     (18,119)        (115,901)
     20,077           13,020          10,290          19,382          696               --
-----------      -----------     -----------     -----------    ---------     ------------
 11,556,804        3,776,951       1,591,841         797,243      191,681          929,501
-----------      -----------     -----------     -----------    ---------     ------------



  3,260,405        2,505,047         871,395       1,231,809       99,315          368,126
      4,394            2,757           1,088           1,489          499              710
     14,671            8,718           2,643           4,102          499            1,269
-----------       ----------     -----------     -----------    ---------     ------------
  3,279,470        2,516,522         875,126       1,237,400      100,313          370,105
-----------       ----------     -----------     -----------    ---------     ------------
  8,277,334        1,260,429         716,715        (440,157)      91,368          559,396
-----------       ----------     -----------     -----------    ---------     ------------





 (1,618,729)      11,954,530       4,729,675       7,894,958      256,697        2,629,472




 21,982,118          966,739       6,150,483      18,977,759      227,733       (1,594,231)
-----------      -----------     -----------     -----------    ---------     ------------
 20,363,389       12,921,269      10,880,158      26,872,717      484,430        1,035,241
-----------      -----------     -----------     -----------    ---------     ------------

$28,640,723      $14,181,698     $11,596,873     $26,432,560    $ 575,798     $  1,594,637
===========      ===========     ===========     ===========    =========     ============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  60                   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                           MONEY MARKET                           BOND
                                               FUND                               FUND
------------------------------------------------------------------------------------------------------
                                     SIX MONTHS         YEAR           SIX MONTHS         YEAR
                                        ENDED           ENDED             ENDED           ENDED
                                    JUNE 30, 2004     DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,
                                     (UNAUDITED)         2003          (UNAUDITED)         2003
------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .........  $     437,106    $    1,220,039   $  11,804,986   $  24,317,551
   Net realized gain (loss)
      on investments .............             --             3,885      (3,452,517)        766,949
   Net change in unrealized
     appreciation or depreciation
     on investments ..............             --                --     (10,187,804)     (8,850,659)
                                    -------------    --------------   -------------   -------------
        Change in net assets
          from operations ........        437,106         1,223,924      (1,835,335)     16,233,841
                                    -------------    --------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ....       (437,106)       (1,223,924)             --     (25,129,017)
                                    -------------    --------------   -------------   -------------
        Change in net assets
          from distributions .....       (437,106)       (1,223,924)             --     (25,129,017)
                                    -------------    --------------   -------------   -------------

Class Z Share transactions:
   Proceeds from sale of shares...     37,683,868        65,292,219      10,386,091      76,427,351
   Net asset value of shares
      issued in reinvestment of
      distributions...............        437,106         1,223,924              --      25,129,017
                                    -------------    --------------   -------------   -------------
                                       38,120,974        66,516,143      10,386,091     101,556,368
   Cost of shares repurchased.....    (46,350,612)     (102,583,096)    (28,602,168)    (93,843,767)
                                    -------------    --------------   -------------   -------------
        Change in net assets
          from capital share
          transactions ...........     (8,229,638)      (36,066,953)    (18,216,077)      7,712,601
                                    -------------    --------------   -------------   -------------
Increase (decrease) in
   net assets ....................     (8,229,638)      (36,066,953)    (20,051,412)     (1,182,575)

NET ASSETS:
   Beginning of year .............    141,375,946       177,442,899     552,311,015     553,493,590
                                    -------------    --------------   -------------   -------------
   End of year....................  $ 133,146,308    $  141,375,946   $ 532,259,603   $ 552,311,015
                                    =============    ==============   =============   =============
Undistributed net investment
   income included in
     net assets ..................  $          --    $           --   $  12,560,352   $     755,366
                                    =============    ==============   =============   =============

OTHER INFORMATION:
Class Z Capital Share
   transactions:
   Shares sold ...................     37,683,868        65,292,219         991,020       7,165,823
   Shares issued in reinvestment
      of distributions ...........        437,106         1,223,924              --       2,410,549
                                    -------------    --------------   -------------   -------------
                                       38,120,974        66,516,143         991,020       9,576,372

   Shares redeemed................    (46,350,612)     (102,583,096)     (2,738,283)     (8,871,023)
                                    -------------    --------------   -------------   -------------
   Net increase (decrease) in
      shares outstanding..........     (8,229,638)      (36,066,953)     (1,747,263)        705,349
                                    =============    ==============   =============   =============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                     STATEMENTS OF CHANGES IN NET ASSETS                    61
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
        HIGH INCOME                     BALANCED                      GROWTH AND INCOME
            FUND                            FUND                               FUND
------------------------------------------------------------------------------------------------
  SIX MONTHS       YEAR         SIX MONTHS         YEAR           SIX MONTHS         YEAR
     ENDED         ENDED           ENDED           ENDED             ENDED           ENDED
 JUNE 30, 2004   DECEMBER 31,  JUNE 30, 2004     DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,
  (UNAUDITED)       2003        (UNAUDITED)         2003          (UNAUDITED)         2003
------------------------------------------------------------------------------------------------

 $  3,440,427   $ 3,522,106    $  8,663,159     $ 16,686,038     $    8,277,334   $   14,175,181

      726,853       368,297      (2,183,021)     (16,662,863)        (1,618,729)     (24,231,973)


   (4,016,095)    4,425,204       6,382,440       98,876,095         21,982,118      213,715,935
 ------------   -----------    ------------     ------------     --------------   --------------

      151,185     8,315,607      12,862,578       98,899,270         28,640,723      203,659,143
 ------------   -----------    ------------     ------------     --------------   --------------


           --    (3,458,320)             --      (16,928,073)                --      (14,295,267)
 ------------   -----------    ------------     ------------     --------------   --------------

           --    (3,458,320)             --      (16,928,073)                --      (14,295,267)
 ------------   -----------    ------------     ------------     --------------   --------------


   12,852,211    54,787,860      32,046,329       57,162,857         30,512,457      136,467,896


           --     3,458,320              --       16,928,073                 --       14,295,267
 ------------   -----------    ------------     ------------     --------------   --------------
   12,852,211    58,246,180      32,046,329       74,090,930         30,512,457      150,763,163
   (2,870,888)     (713,887)    (10,982,362)     (36,125,262)       (18,108,418)     (39,050,487)
 ------------   -----------    ------------     ------------     --------------   --------------


    9,981,323    57,532,293      21,063,967       37,965,668         12,404,039      111,712,676
 ------------   -----------    ------------     ------------     --------------   --------------

   10,132,508    62,389,580      33,926,545      119,936,865         41,044,762      301,076,552


   88,240,029    25,850,449     712,180,271      592,243,406      1,065,972,042      764,895,490
 ------------   -----------    ------------     ------------     --------------   --------------
 $ 98,372,537   $88,240,029    $746,106,816     $712,180,271     $1,107,016,804   $1,065,972,042
 ============   ===========    ============     ============     ==============   ==============


 $  3,508,054   $    67,627    $  9,179,960     $    516,801     $    8,701,516   $      424,182
 ============   ===========    ============     ============     ==============   ==============



    1,257,736     5,556,656       1,754,999        3,359,942          1,089,715        5,482,526

           --       348,482              --          981,627                 --          555,422
 ------------   -----------    ------------     ------------     --------------   --------------
    1,257,736     5,905,138       1,754,999        4,341,569          1,089,715        6,037,948
     (281,223)      (75,244)       (606,245)      (2,243,333)          (647,188)      (1,759,335)
 ------------   -----------    ------------     ------------     --------------   --------------

      976,513     5,829,894       1,148,754        2,098,236            442,527        4,278,613
 ============   ===========    ============     ============     ==============   ==============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  62             STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                      CAPTITAL APPRECIATION                     MID-CAP
                                            STOCK FUND                         STOCK FUND
------------------------------------------------------------------------------------------------------
                                     SIX MONTHS         YEAR           SIX MONTHS         YEAR
                                        ENDED           ENDED             ENDED           ENDED
                                    JUNE 30, 2004     DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,
                                     (UNAUDITED)         2003          (UNAUDITED)         2003
------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .........  $  1,260,429     $   2,842,818    $    716,715     $    676,114
   Net realized gain (loss)
      on investments..............    11,954,530       (58,697,964)      4,729,675       (1,552,375)
   Net change in unrealized
     appreciation or depreciation
     on investments...............       966,739       214,078,600       6,150,483       34,320,922
                                    ------------     -------------    ------------     ------------
         Change in net assets
           from operations .......    14,181,698       158,223,454      11,596,873       33,444,661
                                    ------------     -------------    ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ....            --       (2,924,425)              --        (646,523)
   From realized gains
      on investment                           --                --              --               --
                                    ------------     -------------    ------------     ------------
         Change in net assets
           from distributions.....            --       (2,924,425)              --        (646,523)
                                    ------------     -------------    ------------     ------------
Class Z Share transactions:
   Proceeds from sale of shares...    25,136,052        47,634,915      23,595,472       29,410,165
   Net asset value of shares
      issued in reinvestment of
      distributions ..............            --         2,924,425              --          646,523
                                    ------------     -------------    ------------     ------------
                                      25,136,052        50,559,340      23,595,472       30,056,688

   Cost of shares repurchased ....   (10,241,970)     (180,767,684)     (3,183,090)      (6,745,235)
                                    ------------     -------------    ------------     ------------
         Change in net assets
            from capital share
            transactions .........    14,894,082      (130,208,344)     20,412,382       23,311,453
                                    ------------     -------------    ------------     ------------
Increase (decrease) in
   net assets ....................    29,075,780        25,090,685      32,009,255       56,109,591

NET ASSETS:
   Beginning of year .............   617,602,845       592,512,160     158,698,126      102,588,535
                                    ------------     -------------    ------------     ------------
   End of year....................  $646,678,625     $ 617,602,845    $190,707,381     $158,698,126
                                    ============     =============    ============     ============
Undistributed net investment
   income included in
   net assets ....................  $  1,349,983     $      89,554    $    731,326     $     14,611
                                    ============     =============    ============     ============
OTHER INFORMATION:
Class Z Capital Share
   transactions:
   Shares sold ...................     1,376,184         2,948,049       1,549,992        2,254,090
   Shares issued in reinvestment
     of distributions ............            --           173,057              --           47,102
                                    ------------     -------------    ------------     ------------
                                       1,376,184         3,121,106       1,549,992        2,301,192

   Shares redeemed................      (564,832)      (11,037,455)       (212,843)        (614,607)
   Net increase (decrease) in
      shares outstanding..........       811,352        (7,916,349)      1,337,149        1,686,585
                                    ============     =============    ============     ============

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)            63
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     MULTI-CAP GROWTH                    GLOBAL SECURITIES                 INTERNATIONAL
        STOCK FUND                             FUND                         STOCK FUND
------------------------------------------------------------------------------------------------
  SIX MONTHS       YEAR           SIX MONTHS         YEAR           SIX MONTHS         YEAR
     ENDED         ENDED             ENDED           ENDED             ENDED          ENDED
 JUNE 30, 2004   DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,    JUNE 30, 2004    DECEMBER 31,
  (UNAUDITED)       2003          (UNAUDITED)         2003          (UNAUDITED)        2003
-----------------------------------------------------------------------------------------------
$   (440,157)   $   (291,753)    $    91,368      $    85,125      $   559,396      $   439,718

   7,894,958      14,559,928         256,697          (5,156)        2,629,472         (251,621)


  18,977,759      33,313,146         227,733        4,827,947       (1,594,231)      10,701,649
------------   -------------     -----------      -----------      -----------      -----------

  26,432,560      47,581,321         575,798        4,907,916        1,594,637       10,889,746
------------   -------------     -----------      -----------      -----------      -----------


          --          (1,399)             --         (130,406)              --         (197,210)

          --      (1,140,200)             --               --               --          (16,790)
------------   -------------     -----------      -----------      -----------      -----------

          --      (1,141,599)             --         (130,406)              --         (214,000)
------------   -------------     -----------      -----------      -----------      -----------

  22,151,149     149,101,222       5,201,724        3,608,516        6,547,734       25,971,434


          --       1,141,599              --          130,406               --          214,000
------------   -------------     -----------      -----------      -----------      -----------
  22,151,149     150,242,821       5,201,724        3,738,922        6,547,734       26,185,434

  (5,218,195)     (3,256,708)       (532,032)        (599,985)        (666,903)        (214,302)
------------   -------------     -----------      -----------      -----------      -----------


  16,932,954     146,986,113       4,669,692        3,138,937        5,880,831       25,971,132
------------   -------------     -----------      -----------      -----------      -----------

  43,365,514     193,425,835       5,245,490        7,916,447        7,475,468       36,646,878


 268,928,596      75,502,761      18,090,902       10,174,455       56,605,908       19,959,030
------------   -------------     -----------      -----------      -----------      -----------
$312,294,110   $ 268,928,596     $23,336,392      $18,090,902      $64,081,376      $56,605,908
============   =============     ===========      ===========      ===========      ===========


$   (440,157)  $          --     $    89,375      $   (1,993)      $   487,082      $   (72,314)
============   =============     ===========      ===========      ===========      ===========




   3,403,291      27,671,387         515,315          456,594          666,813        3,161,563

          --         183,998              --           13,765               --           26,388
------------   -------------     -----------      -----------      -----------      -----------
   3,403,291      27,855,385         515,315          470,359          666,813        3,187,951

    (798,805)       (659,955)        (53,369)         (76,765)         (66,973)         (29,370)
------------   -------------     -----------      -----------      -----------      -----------

   2,604,486      27,195,430         461,946          393,594          599,840        3,158,581
============   =============     ===========      ===========      ===========      ===========

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  64                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  MONEY MARKET FUND
                                                 ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                  ENDED 6/30/2004     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):   (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001   12/31/2000  12/31/1999
                                                  ---------------     ----------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............     $   1.00          $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                     --------          --------     --------     --------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income* ...................         0.01              0.01         0.01         0.04        0.06        0.05
                                                     --------          --------     --------     --------     -------     -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income..        (0.01)            (0.01)       (0.01)       (0.04)      (0.06)      (0.05)
                                                     --------          --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD..................     $   1.00          $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                     ========          ========     ========     ========     =======     =======
TOTAL RETURN** .................................         0.32%             0.75%        1.50%        3.79%       5.86%       4.69%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) .......     $133,146          $141,376     $177,443     $174,261     $93,359     $82,646
Ratios of Expenses to Average Net Assets........         0.46%(+)          0.45%        0.45%        0.46%       0.46%       0.45%
Ratios of Net Investment Income to Average
   Net Assets...................................         0.64%(+)          0.75%        1.45%        3.51%       5.88%       4.72%

                                                                                     BOND FUND
                                                  ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                  ENDED 6/30/2004     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):   (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001   12/31/2000  12/31/1999
                                                  ---------------     ----------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $  10.43          $  10.59     $  10.20     $  10.15     $  10.05    $  10.57
                                                     --------          --------     --------     --------     --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income* ...................         0.23              0.46         0.54         0.62         0.71        0.62
      Net Realized and Unrealized Gain (Loss) ..        (0.27)            (0.14)        0.32         0.23         0.08       (0.54)
                                                     --------          --------     --------     --------     --------    --------
   TOTAL FROM INVESTMENT OPERATIONS  ...........        (0.04)             0.32         0.86         0.85         0.79        0.08
                                                     --------          --------     --------     --------     --------    --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income .           --             (0.48)       (0.47)       (0.59)       (0.69)      (0.60)
      Return of Capital ........................           --                --           --         (0.2)          --          --
                                                     --------          --------     --------     --------     --------    --------
   TOTAL DISTRIBUTIONS..........................           --             (0.48)       (0.47)       (0.80)       (0.69)      (0.60)
                                                     --------          --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD .................     $  10.39          $  10.43     $  10.59     $  10.20     $  10.15    $  10.05
                                                     ========          ========     ========     ========     ========    ========
TOTAL RETURN** .................................        (0.34%)            3.05%        8.55%        8.32%        8.11%       0.73%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ......     $532,260          $552,311     $553,494     $384,837     $299,650    $250,485
Ratios of Expenses to Average Net Assets  ......         0.55%(+)          0.55%        0.55%        0.55%        0.55%       0.55%
Ratios of Net Investment Income to
   Average Net Assets ..........................         4.35%(+)          4.29%        5.14%        5.91%        6.98%       5.92%
Portfolio Turnover Rate  .......................        48.60%            82.12%       78.37%      112.40%      462.98%     713.52%

--------------------------------------------------------------------------------
*   Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(+) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS                           65
--------------------------------------------------------------------------------

                                                                             HIGH INCOME FUND
                                                  -----------------------------------------------------------------------
                                                    SIX MONTHS
                                                  ENDED 6/30/2004     YEAR ENDED   YEAR ENDED   YEAR ENDED  INCEPTION (a)
(For a share outstanding throughout the period):   (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001  TO 12/31/2000
                                                  ---------------     ----------   ----------   ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $ 10.16           $  9.04      $  9.41      $  9.86     $ 10.00
                                                     -------           -------      -------      -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  ..................        0.36              0.72         0.71         0.84        0.14
      Net Realized and Unrealized Gain (Loss)  .       (0.34)             0.93        (0.44)       (0.51)      (0.14)
                                                     -------           -------      -------      -------     -------
   TOTAL FROM INVESTMENT OPERATIONS ............        0.02              1.65         0.27         0.33          --
                                                     -------           -------      -------      -------     -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income .          --             (0.53)       (0.64)       (0.78)      (0.14)
                                                     -------           -------      -------      -------     -------
   TOTAL DISTRIBUTIONS .........................          --             (0.53)       (0.64)       (0.78)      (0.14)
                                                     -------           -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD .................     $ 10.18           $ 10.16      $  9.04      $  9.41     $  9.86
                                                     =======           =======      =======      =======     =======
TOTAL RETURN**  ................................        0.20%            18.46%        3.06%        3.45%      (0.03%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ......     $98,373           $88,240      $25,850      $17,496     $10,373

Ratios of Expenses to Average Net Assets  ......        0.75%(+)          0.75%        0.76%        0.77%       0.81%(+)
Ratios of Net Investment Income to Average
  Net Assets....................................        7.35%(+)          7.29%        7.64%        8.41%       8.48%(+)
Portfolio Turnover Rate  .......................       49.77%            45.49%       38.40%       33.70%       6.78%

                                                                                  BALANCED FUND
                                                  ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                  ENDED 6/30/2004     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):   (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001   12/31/2000  12/31/1999
                                                  ---------------     ----------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD   .........     $  18.04          $  15.85     $  18.42     $  20.45     $  20.44    $  18.74
                                                     --------          --------     --------     --------     --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  ..................         0.21              0.45         0.53         0.58         0.68        0.56
      Net Realized and Unrealized Gain (Loss) ..         0.12              2.18        (2.58)       (1.23)        0.11        2.14
                                                     --------          --------     --------     --------     --------    --------
   TOTAL FROM INVESTMENT OPERATIONS ............         0.33              2.63        (2.05)       (0.65)        0.79        2.70
                                                     --------          --------     --------     --------     --------    --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income             --             (0.44)       (0.52)       (0.57)       (0.67)      (0.53)
      Distributions from Net Realized Gain .....           --                --        (0.00)       (0.81)       (0.11)      (0.47)
                                                     --------          --------     --------     --------     --------    --------
   TOTAL DISTRIBUTIONS  ........................           --             (0.44)       (0.52)       (1.38)       (0.78)      (1.00)
                                                     --------          --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD .................     $  18.37          $  18.04     $  15.85     $  18.42     $  20.45    $  20.44
                                                     ========          ========     ========     ========     ========    ========
TOTAL RETURN** .................................         1.80%            16.82%      (11.13%)      (3.07%)       3.86%      14.49%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ......     $746,107          $712,180     $592,243     $679,548     $668,364    $603,136
Ratios of Expenses to Average Net Assets .......         0.70%(+)          0.70%        0.70%        0.70%        0.70%       0.70%
Ratios of Net Investment Income to Average
   Net Assets ..................................         2.38%(+)          2.66%        3.12%        3.04%        3.27%       2.83%
Portfolio Turnover Rate ........................        24.74%            38.66%       49.67%       51.80%      193.97%     269.00%

--------------------------------------------------------------------------
(a) Commenced operations October 31, 2000.
*   Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(+) Annualized.
(1) Amount represents less than ($0.005) per share.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  66                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       GROWTH AND ICNOME STOCK FUND
                                             -------------------------------------------------------------------------------------
                                               SIX MONTHS
                                             ENDED 6/30/2004      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
(For a share outstanding throughout            (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001    12/31/2000    12/31/1999
    the period):                             ---------------      ----------   ----------   -----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD  .....     $    27.52        $   22.20    $  28.73     $    33.41    $    33.58    $    30.56
                                                ----------        ---------   ---------     ----------    ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  .............           0.21             0.40        0.35           0.31          0.33          0.34
      Net Realized and Unrealized Gain
        (Loss) ............................           0.52             5.31       (6.53)         (3.88)        (0.05)         5.12
                                                ----------        ---------   ---------     ----------    ----------    ----------
   TOTAL FROM INVESTMENT OPERATIONS                   0.73             5.71       (6.18)         (3.57)         0.28          5.46
                                                ----------        ---------   ---------     ----------    ----------    ----------
   DISTRIBUTIONS:
      Distributions from Net Investment
        Income.............................             --            (0.39)      (0.35)         (0.31)        (0.33)        (0.32)
      Distributions from Realized
         Capital Gains ....................             --               --          --          (0.79)        (0.12)        (2.12)
      Return of Capital ...................             --               --          --          (0.01)           --            --
                                                ----------        ---------   ---------     ----------    ----------    ----------
   TOTAL DISTRIBUTIONS ....................             --            (0.39)      (0.35)         (1.11)        (0.45)        (2.44)
                                                ----------        ---------   ---------     ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD ............     $    28.25        $   27.52   $   22.20     $    28.73    $    33.41    $    33.58
                                                ==========        =========   =========     ==========    ==========    ==========
TOTAL RETURN** ............................           2.68%           25.89%     (21.55%)       (10.71%)        0.82%        17.95%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted) ..     $1,107,017        $1,065,972   $764,895     $1,031,655    $1,166,634    $1,098,330
Ratios of Expenses to Average Net Assets ..           0.60%(+)          0.60%      0.60%          0.60%         0.60%         0.60%
Ratios of Net Investment Income to Average            1.52%(+)          1.69%      1.39%          1.05%         0.98%         0.99%
   Net Assets .............................
Portfolio Turnover Rate ...................           8.94%            17.40%     18.21%         20.76%        21.08%        20.13%

                                                                         CAPITAL APPRECIATION STOCK FUND
                                                  ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                  ENDED 6/30/2004     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
(For a share outstanding throughout the period):   (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001   12/31/2000  12/31/1999
                                                  ---------------     ----------   ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $  18.19          $  14.15     $  20.70     $  26.39     $  25.59    $  22.19
                                                     --------          --------     --------     --------     --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  ..................         0.04              0.07         0.04         0.02         0.02        0.02
      Net Realized and Unrealized Gain (Loss) ..         0.37              4.05        (6.54)       (2.37)        1.08        5.55
                                                     --------          --------     --------     --------     --------    --------
   TOTAL FROM INVESTMENT OPERATIONS ............         0.41              4.12        (6.50)       (2.35)        1.10        5.57
                                                     --------          --------     --------     --------     --------    --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income             --             (0.08)       (0.04)       (0.02)       (0.02)      (0.02)
      Distributions from Net Realized Gains ....           --                --        (0.01)       (3.32)       (0.28)      (2.15)
                                                     --------          --------     --------     --------     --------    --------
   TOTAL DISTRIBUTIONS  ........................           --             (0.08)       (0.05)       (3.34)       (0.30)      (2.17)
                                                     --------          --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD .................     $  18.60          $  18.19     $  14.15     $  20.70     $  26.39    $  25.59
                                                     ========          ========     ========     ========     ========    ========
TOTAL RETURN** .................................         2.26%            29.13%      (31.41%)      (9.11%)       4.28%      25.19%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ......     $646,679          $617,603     $592,512     $871,111     $924,899    $839,134
Ratios of Expenses to Average Net Assets .......         0.80%(+)          0.80%        0.80%        0.80%        0.80%       0.80%
Ratios of Net Investment Income to Average
   Net Assets ..................................         0.40%(+)          0.47%        0.25%        0.10%        0.08%       0.10%
Portfolio Turnover Rate ........................        13.58%            29.36%       26.92%       27.59%       26.77%      38.38%

--------------------------------------------------------------------------------
*    Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(+)  Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS                           67
--------------------------------------------------------------------------------

                                                                            MID-CAP STOCK FUND
                                             ---------------------------------------------------------------------------------------
                                               SIX MONTHS
                                             ENDED 6/30/2004      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   INCEPTION (a)
(For a share outstanding throughout            (UNAUDITED)        12/31/2003   12/31/2002   12/31/2001    12/31/2000   TO 12/31/1999
    the period):                             ---------------      ----------   ----------   -----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $  14.66          $  11.22     $  13.94     $  13.77      $ 11.15       $ 10.00
                                                --------          --------     --------     --------      -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  .............         0.06              0.07         0.07         0.05         0.03          0.03
      Net Realized and Unrealized                   0.96              3.43        (2.51)        1.39         2.62          1.34
         Gain (Loss) ......................
                                                --------          --------     --------      --------      -------       -------
   TOTAL FROM INVESTMENT OPERATIONS .......         1.02              3.50        (2.44)        1.44         2.65          1.37
                                                --------          --------     --------      --------      -------       -------
   DISTRIBUTIONS:
      Distributions from Net Investment               --             (0.06)       (0.06)       (0.11)       (0.02)        (0.02)
         Income ...........................
      Distributions from Realized                     --                --        (0.22)       (1.16)       (0.01)        (0.20)
         Capital Gains ....................
                                                --------          --------     --------     --------      -------       -------
   TOTAL DISTRIBUTIONS  ...................           --             (0.06)       (0.28)       (1.27)       (0.03)        (0.22)
                                                --------          --------     --------     --------      -------       -------
NET ASSET VALUE, END OF PERIOD ............     $  15.68          $  14.66     $  11.22     $  13.94      $ 13.77       $ 11.15
                                                ========          ========     ========     ========      =======       =======
TOTAL RETURN** ............................         6.96%            31.21%      (17.41%)      11.16%       23.85%        13.68%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period                       $190,707          $158,698     $102,589     $105,414      $64,737       $26,479
    (000s Omitted)  .......................
Ratios of Expenses to Average Net Assets ..         1.00%(+)          1.00%        1.01%        1.01%        1.01%        1.00%(+)
Ratios of Net Investment Income to                  0.82%(+)          0.57%        0.54%        0.40%        0.24%        0.39%(+)
   Average Net Assets .....................
Portfolio Turnover Rate ...................       11.54%             22.20%       33.03%       41.94%       51.27%       35.55%

                                                                        MULTI-CAP GROWTH STOCK FUND
                                             --------------------------------------------------------------------------
                                               SIX MONTHS
                                             ENDED 6/30/2004      YEAR ENDED    YEAR ENDED   YEAR ENDED   INCEPTION (b)
(For a share outstanding throughout            (UNAUDITED)        12/31/2003    12/31/2002   12/31/2001   TO 12/31/2000
    the period):                             ---------------      ----------    ----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $   6.20          $   4.67      $  6.24      $  9.04        $10.00
                                                --------          --------      -------      -------        ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income* ..............        (0.01)            (0.01)       0.001        (0.00)(1)      0.01
      Net Realized and Unrealized
         Gain (Loss) ......................         0.60              1.57        (1.57)       (2.79)        (0.96)
                                                --------          --------      -------      -------        ------
   TOTAL FROM INVESTMENT OPERATIONS .......         0.59              1.56        (1.57)       (2.79)        (0.95)
                                                --------          --------      -------      -------        ------
   DISTRIBUTIONS:
      Distributions from Net Investment
         Income ...........................           --             (0.00)(1)    (0.00)(1)    (0.00)(1)     (0.01)
      Distributions from Realized
         Capital Gain .....................           --             (0.03)          --           --            --
      Return of Capital....................           --                --           --        (0.01)           --
                                                --------          --------      -------      -------        ------
TOTAL DISTRIBUTIONS .......................           --             (0.03)       (0.00)(1)    (0.01)        (0.01)
                                                --------          --------      -------      -------        ------
NET ASSET VALUE, END OF PERIOD ............     $   6.79          $   6.20      $  4.67      $  6.24        $ 9.04
                                                ========          ========      =======      =======        ======
TOTAL RETURN** ............................         9.55%            33.41%      (25.21%)     (30.89%)       (9.52%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period
    (000s Omitted)  .......................     $312,294          $268,929      $75,503      $13.923        $9,897
Ratios of Expenses to Average
   Net Assets .............................         0.85%(+)          0.85%        0.86%        0.87%         0.91%(+)
Ratios of Net Investment Income to
   Average Net Assets .....................        (0.30%)(+)        (0.19%)       0.03%       (0.07%)        0.52%(+)
Portfolio Turnover Rate ...................        33.13%           117.97%      156.51%      203.95%        46.57%

--------------------------------------------------------------------------------
(a)  Commenced operations May 1, 1999.
(b)  Commenced operations October 31, 2000.
*    Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(+)  Annualized.
(1)  Amount represents less than $0.005 per share.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  68                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                GLOBAL SECURITIES FUND
                                                      -----------------------------------------------------------------------------
                                                        SIX MONTHS
                                                      ENDED 6/30/2004     YEAR ENDED     YEAR ENDED     YEAR ENDED    INCEPTION (a)
(For a share outstanding throughout the period):       (UNAUDITED)        12/31/2003     12/31/2002     12/31/2001    TO 12/31/2001
                                                      ---------------     ----------     ----------     ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $   9.72            $  6.94        $  8.91         $  9.96       $ 10.00
                                                        --------            -------        -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  ........................      0.04               0.05           0.04            0.04          0.03
      Net Realized and Unrealized Gain (Loss) ........      0.29               2.80          (1.98)          (1.06)        (0.04)
                                                        --------            -------        -------         -------       -------
   TOTAL FROM INVESTMENT OPERATIONS ..................      0.33               2.85          (1.94)          (1.02)        (0.01)
                                                        --------            -------        -------         -------       -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income .......        --              (0.07)         (0.03)          (0.03)        (0.03)
      Return of Capital ..............................        --                 --             --           (0.01)(1)        --
                                                        --------            -------        -------         -------       -------
   TOTAL DISTRIBUTIONS  ..............................        --              (0.07)         (0.03)          (0.03)        (0.03)
                                                        --------            -------        -------         -------       -------
NET ASSET VALUE, END OF PERIOD .......................  $  10.05            $  9.72        $  6.94         $  8.91       $  9.96
                                                        ========            =======        =======         =======       =======

TOTAL RETURN** .......................................     3.34%              41.24%        (21.77%)        (10.32%)       (0.17%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ............  $ 23,336            $18,091        $10,174         $11,488       $10,116
Ratios of Expenses to Average
   Net Assets ........................................      0.97%(+)           0.96%          0.96%           0.97%         1.01%(+)
Ratios of Net Investment Income to Average Net Assets       0.88%(+)           0.66%          0.55%           0.45%         1.57%(+)
Portfolio Turnover Rate ..............................      9.58%             34.98%         36.85%          37.66%         3.18%

                                                                              INTERNATIONAL STOCK FUND
                                                      -----------------------------------------------------------------------------
                                                        SIX MONTHS
                                                      ENDED 6/30/2004     YEAR ENDED     YEAR ENDED     YEAR ENDED    INCEPTION (a)
(For a share outstanding throughout the period):       (UNAUDITED)        12/31/2003     12/31/2002     12/31/2001    TO 12/31/2001
                                                      ---------------     ----------     ----------     ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $  9.54             $  7.19        $  7.89         $  9.73       $ 10.00
                                                        -------             -------        -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*  ........................     0.09                0.11           0.09            0.07          0.01
      Net Realized and Unrealized Gain (Loss) ........     0.18                2.30          (0.72)          (1.86)        (0.27)
                                                        -------             -------        -------         -------       -------
   TOTAL FROM INVESTMENT OPERATIONS ..................     0.27                2.41          (0.63)          (1.79)        (0.26)
                                                        -------             -------        -------         -------       -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income .......       --               (0.05)         (0.07)          (0.01)        (0.01)
      Return of Capital ..............................       --               (0.01)            --           (0.04)           --
                                                        -------             -------        -------         -------       -------
   TOTAL DISTRIBUTIONS  ..............................       --               (0.06)         (0.07)          (0.05)        (0.01)
                                                        -------             -------        -------         -------       -------
NET ASSET VALUE, END OF PERIOD .......................  $  9.81             $  9.54        $  7.19         $  7.89       $  9.73
                                                        =======             =======        =======         =======       =======
TOTAL RETURN** .......................................     2.81%              33.61%         (7.98%)        (18.46%)       (2.58%)

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)  ............  $64,081             $56,606        $19,959         $18,977       $19,828
Ratios of Expenses to Average Net Assets .............     1.21%(+)            1.21%          1.21%           1.22%         1.26%(+)
Ratios of Net Investment Income to Average
   Net Assets ........................................     1.83%(+)            1.38%          1.15%           0.78%         0.54%(+)
Portfolio Turnover Rate ..............................    26.40%              32.57%         38.28%          46.73%         3.33%

--------------------------------------------------------------------------------
(a) Commenced operations October 31, 2000.
*   Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(+) Annualized.
(1) Amount represents less than $0.005 per share.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)               69
--------------------------------------------------------------------------------

(1) DESCRIPTION OF THE FUND

    The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the Trustees have authorized the issuance of two classes of shares of the funds designated as Class Z and Class C. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

    Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 3); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2004, no Class C Shares have been issued.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

    Portfolio Valuation

    Securities and other investments are valued as follows: Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price ("NOCP")). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to the market.

    Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

    The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time)
    Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' opinion, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  70       NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    Additionally, a fund's investments will be valued at fair value if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Security Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

    Security Transactions and Investment Income

    Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method which is the same method used for federal income tax purposes. Interest income is recorded on the accrual basis, and for fixed income securities, includes discounts and premiums. Dividend income is recorded on ex-dividend date.

    Federal Income Taxes

    It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

    Expenses

    Expenses that are directly related to one fund are charged directly to that fund. Generally, other operating expenses are prorated to the funds on the basis of relative net assets.

    Repurchase Agreements

    Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

    The Fund has established procedures providing that the securities serving as collateral for each repurchase agreements must be delivered to the Fund's custodian and that the collateral must be marked to market daily to ensure that the repurchase agreements are fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

    Foreign Currency Transactions

    The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

    The funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)            71
--------------------------------------------------------------------------------

    Forward Foreign Currency Exchange Contracts

    The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the funds' net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. The funds realize a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the period ended June 30, 2004, only the High Income Fund had open forward currency exchange contracts, which are presented in the funds' Schedule of Investments.

    If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

    Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counter party is considered to be investment grade by the fund's Investment Advisor.

    Futures Contracts

    The funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

    Delayed Delivery Securities

    Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the period ended June 30, 2004, the High Income Fund had entered into such transactions, the market value of which is identified in the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  72         NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES

    Fees and Expenses

    The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

    Money Market                                0.45%
    Bond                                        0.55%
    High Income                                 0.75%
    Balanced                                    0.70%
    Growth and Income Stock                     0.60%
    Capital Appreciation Stock                  0.80%
    Mid-Cap Stock                               1.00%
    Multi-Cap Growth Stock                      0.85%
    Global Securities                           0.95%
    International Stock                         1.20%

    Under this unified fee structure, the Investment Advisor is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

    The Investment Advisor has entered into Subadvisor Agreements for the management of the investments in the High Income Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for the High Income Fund is Massachusetts Financial Services. The Subadvisor for the Mid-Cap Stock Fund and the Multi-Cap Growth Fund is Wellington Management Company, LLP. The Subadvisor for the Global Securities Fund is Oppenheimer Funds, Inc. The Subadvisor for the International Stock Fund is Lazard Asset Management LLC.

    In addition to the unified investment advisory fee and Subadvisor Agreements, each fund also pays certain expenses including trustees' fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

    Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended June 30, 2004, the Fund made no direct payments to its officers and paid trustees' fees of approximately $18,415 to its unaffiliated trustees.

    Distribution Plan

    All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis. As of June 30, 2004, no Class C Shares have been issued.

(4) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

    With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and the International Stock Funds declare and reinvest dividends from net investment income quarterly in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested at least annually.

    Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)            73
--------------------------------------------------------------------------------

(5) PURCHASE AND SALES OF INVESTMENT SECURITIES

    The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended June 30, 2004, were as follows:

                                      U.S. GOVERNMENT SECURITIES              OTHER INVESTMENT SECURITIES
                                      --------------------------              ---------------------------
                                      PURCHASES         SALES                  PURCHASES          SALES
                                      ---------         -----                  ---------          -----
Bond                               $ 227,808,745     $ 230,065,646          $ 36,595,718       $ 29,851,581
High Income                                    -                 -            42,868,466         31,186,465
Balanced                             121,751,535       142,396,377            76,652,860         33,998,519
Growth and Income Stock                        -                 -           133,604,222         93,988,199
Capital Appreciation Stock                     -                 -            97,792,088         82,526,009
Mid-Cap Stock                                  -                 -            38,788,344         19,463,838
Multi-Cap Growth Stock                         -                 -           112,328,526         94,388,198
Global Securities                              -                 -             6,846,448          1,919,167
International Stock                            -                 -            21,944,206         15,632,759

(6) FOREIGN SECURITIES

    Each fund may invest in foreign securities, although only the High Income Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and International Stock Fund anticipate having significant investments in such securities. The Global Securities Fund, International Stock Fund, High Income Fund Mid-Cap Stock Fund and Multi-Cap Growth Stock Fund may invest 100%, 100%, 25%, 25% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

    Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("Foreign Issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "Foreign Issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("Non-Dollar" Securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

    Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and, at times, more volatile than securities of comparable U.S. companies and U.S. securities markets.

(7) SECURITIES LENDING

    The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At June 30, 2004, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio, additionally non-cash collateral was also received. The value of all collateral is included within the Schedule of Investments with an offsetting liability on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  74           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at June 30, 2004 is as follows:

                                       VALUE OF SECURITIES ON LOAN
                                       ---------------------------
Bond                                          $125,128,270
High Income                                     17,414,539
Balanced                                       104,304,449
Growth and Income Stock                          1,056,440
Capital Appreciation Stock                      15,016,271
Mid-Cap Stock                                   17,363,020
Multi-Cap Growth Stock                          14,332,915
Global Securities                                  695,370
International Stock                                      -

    The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(8) TAX INFORMATION

    For federal income taxes purposes, the funds listed below have capital loss carryovers as of December 31, 2003, which are available to offset future capital gains, if any:

                                                                     CARRYOVER EXPIRING IN:
                                                                     ----------------------
                                      2007                2008               2009                2010               2011
                                      ----                ----               ----                ----               ----
Bond                                 $235,991          $7,577,224         $        -        $  1,857,702       $    104,606
High Income                                 -                   -            177,638             867,239                  -
Balanced                                    -                   -                  -          28,564,211         16,833,887
Growth and Income Stock                     -                   -                  -          24,906,870         24,200,773
Capital Appreciation Stock                  -                   -                  -         116,275,725         58,744,910
Mid-Cap Stock                               -                   -                  -           4,207,227          1,547,548
Multi-Cap Stock                             -                   -                  -                   -                  -
Global Securities                           -                   -            562,482             968,145                  -
International Stock                         -                   -          1,565,839           2,896,117            178,878

    After October 31, 2003, the following funds had capital and currency losses in the following amounts:

                                           POST OCTOBER                  POST OCTOBER
                                          CAPITAL LOSSES               CURRENCY LOSSES
                                          --------------               ---------------
High Income                                 $82,797                        $35,217
Global Securities                                 -                          1,996
International Stock                               -                         18,774

    For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

    At June 30, 2004, the aggregate gross unrealized appreciation
    (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                                           APPRECIATION            DEPRECIATION                  NET
                                           ------------            ------------                  ---
Bond                                       $  7,173,759             $ 6,635,804            $    537,955
High Income                                   2,076,921               2,114,360                 (37,439)
Balanced                                    105,227,648              20,185,644              85,042,004
Growth and Income Stock                     176,899,900              43,692,906             133,206,994
Capital Appreciation Stock                  133,273,772              27,857,618             105,416,154
Mid-Cap Stock                                38,429,736               4,482,298              33,947,438
Multi-Cap Growth Stock                       59,606,605               3,998,029              55,608,576
Global Securities                             3,315,448                 493,504               2,821,944
International Stock                           8,737,273               1,184,386               7,552,887

    The differences between cost amounts for book purposes and tax purposes are primarily due to deferred losses.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)            75
--------------------------------------------------------------------------------

(9)  FINANCIAL INSTRUMENTS

     Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

(10) CONCENTRATION OF RISK

     The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "Junk Bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

(11) CAPITAL SHARES AND AFFILIATED OWNERSHIP

     All capital shares outstanding at June 30, 2004 are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the Funds by affiliates was as follows:

                                   CUNA MUTUAL                CUNA MUTUAL                    CUMIS
FUND                         LIFE INSURANCE COMPANY         INSURANCE SOCIETY         INSURANCE SOCIETY, INC.
----                         ----------------------         -----------------         -----------------------
High Income                         $6,326,819                  $       --                 $ 6,326,819
Multi-Cap Growth Stock                      --                          --                          --
International Stock                  2,899,349                          --                  17,189,065
Global Securities                    5,114,549                   5,114,549                          --

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  76                      OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING

Proxy Voting Policies and Procedures: A description of the policies and procedures used by the Ultra Series Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the Advisors' website at www.memberscapitaladvisors.com or by calling 1-800-798-5500.

Proxy Voting Record: The Ultra Series Fund will make a filing with the Securities and Exchange Commission ("SEC") on Form N-PX, containing the proxy voting records for the twelve-month period ended June 30, by no later than August 31 of each year. The voting record will be available to shareholders at no cost on the Advisors' website at www.memberscapitaladvisors.com and on the SEC's website at www.sec.gov. The first reporting period ends June 30, 2004; consequently, the voting records will be posted on or around August 31, 2004.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS                         77
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS      OTHER
                                   POSITION(s)                                                        OVERSEEN      OUTSIDE
     NAME, ADDRESS AND             HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION               IN FUND       DIRECTOR-
        YEAR OF BIRTH              THE FUND     SERVICE(1)       DURING PAST FIVE YEARS               COMPLEX       SHIPS(5)
------------------------------------------------------------------------------------------------------------------------------
Michael S. Daubs, CFA (2)(3)      Trustee and   1997 -      CUNA Mutual Insurance Society               19            ---
5910 Mineral Point Road           Chairman      Present     Chief Officer - Investments,
Madison, WI 53705                 President     1984 -      1990 - Present
Year of Birth: 1943                             Present
                                                            MEMBERS Capital Advisors, Inc.
                                                            President,
                                                            1982 - Present

                                                            CUNA Mutual Life Insurance Company
                                                            Chief Officer - Investments,
                                                            1973 - Present
-----------------------------------------------------------------------------------------------------------------------------

Lawrence R. Halverson, CFA(2)(4)  Trustee       1997 -      MEMBERS Capital Advisors, Inc.              19             ---
5910 Mineral Point Road                         Present     Senior Vice President - Equities
Madison, WI 53705                 Vice          1988 -      1996 - Present
Year of Birth: 1945               President     Present
-----------------------------------------------------------------------------------------------------------------------------

Mary E. Hoffmann, CPA(2)          Treasurer     1999 -      MEMBERS Capital Advisors, Inc.              19             ---
5910 Mineral Point Road                         Present     Assistant Vice President - Finance and
Madison, WI 53705                                           Operations,
Year of Birth: 1970                                         2001 - Present

                                                            Product Operations and Finance
                                                            Manager,
                                                            1998 - 2001
-----------------------------------------------------------------------------------------------------------------------------

Holly S. Baggot(2)                Secretary     2003 -      MEMBERS Capital Advisors, Inc.              19             ---
5910 Mineral Point Road           and           Present     Senior Manager - Product and Fund
Madison, WI 53705                 Assistant                 Operations, 2001 - Present
Year of Birth: 1960               Treasurer
                                                            Operations & Administration Manager
                                                            1998 - 2001
-----------------------------------------------------------------------------------------------------------------------------

Dan Owens(2)                      Assistant     2001 -      MEMBERS Capital Advisors, Inc.              19             ---
5910 Mineral Point Road           Treasurer     Present     Senior Manager - Portfolio Operations,
Madison, WI 53705                                           2001 - Present
Year of Birth: 1966                                         Investment Operations Manager,
                                                            1999 - 2001

                                                            AmerUS Capital Management
                                                            Manager, Investment Accounting -
                                                            Reporting, 1998 - 1999
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEMIANNUAL REPORT JUNE 30, 2004

--------------------------------------------------------------------------------
  78                   TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS      OTHER
                                   POSITION(s)                                                        OVERSEEN      OUTSIDE
     NAME, ADDRESS AND             HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION               IN FUND       DIRECTOR-
        YEAR OF BIRTH              THE FUND     SERVICE(1)       DURING PAST FIVE YEARS               COMPLEX       SHIPS(5)
------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU             Trustee       2003 -      Fairview Medical Foundation                 19        Regis
2000 Heritage Way                               Present     Director, 2003 - Present                              Corp.,
Waverly, IA 50677                                                                                                 Director,
                                                            A.L.S. Society                                        1982 -
Year of Birth: 1938                                         Director, 2002 - Present                              Present

                                                            Viking Counsel Boy Scouts of America
                                                            Director, 1967 - Present

                                                            Lutheran Brotherhood Mutual Funds
                                                            Chairman and President
                                                            Lutheran Brotherhood
                                                            Chief Investment Officer
                                                            (now Thrivent Financial)
                                                            1983 - 2000
------------------------------------------------------------------------------------------------------------------------------

Gwendolyn M. Boeke                Trustee       1988 -      Wartburg Theological Seminary               19              ---
2000 Heritage Way                               Present     Development Association,
Waverly, IA 50677                                           Development Associate,
Year of Birth: 1934                                         1997 - Present

                                                            Evangelical Lutheran Church in America
                                                            Foundation
                                                            Regional Director, 1990 - Present

                                                            Wartburg College
                                                            Director, 1986 - 2001
------------------------------------------------------------------------------------------------------------------------------

Alfred L. Disrud                  Trustee       1987 -      Planned Giving Services                     19              ---
2000 Heritage Way                               Present     Owner,
Waverly, IA 50677                                           1986 - Present
Year of Birth: 1921
------------------------------------------------------------------------------------------------------------------------------

Thomas C. Watt                    Trustee       1986 -      Vision Development Services, Inc.           19        Wells Fargo
2000 Heritage Way                               Present     Consultant,                                           Bank,
Waverly, IA 50677                                           1997 - Present                                        Community
Year of Birth: 1936                                                                                               Director,
                                                            MidAmerica Energy Company                             1985 -
                                                            Manager, Business Initiatives,                        Present
                                                            1987 - 1999

------------------------------------------------------------------------------------------------------------------------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.
(2)  "Interested person" as defined in the 1940 Act.
(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the Investment Advisor of the trust.
(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the Investment Advisor of the trust.
(5)  Include only directorships with companies that:
        (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or
        (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or
        (c)  are registered as an Investment Advisor.

--------------------------------------------------------------------------------
                                                 SEMIANNUAL REPORT JUNE 30, 2004